UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-04262

AMERICAN PENSION INVESTORS TRUST

(Exact name of Registrant as Specified in Charter)

106 Annjo Court, Suite A, Forest, Virginia 24551

(Address of Principal Executive Office) (Zip Code)

Registrant’s Telephone Number, including Area Code: (434) 846-1361

(Name and Address of Agent for Service)

David D. Basten

President

American Pension Investors Trust

106 Annjo Court, Suite A

Forest, Virginia 24551

Copy to:

David C. Mahaffey, Esq.

Sullivan & Worcester LLP

1666 K Street, NW

Washington, DC 20006

 Date of fiscal year end: January 31

Date of reporting period: January 31, 2021

Item 1.	Report to Shareholders.

(a)

YORKTOWN GROWTH FUND
YORKTOWN CAPITAL INCOME FUND
YORKTOWN MULTI-ASSET INCOME FUND
YORKTOWN SHORT TERM BOND FUND
YORKTOWN MASTER ALLOCATION FUND
YORKTOWN SMALL CAP FUND

ANNUAL REPORT DATED JANUARY 31, 2021

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this report. Any representation to the contrary is a criminal offense.

CONTENTS

Letter to Shareholders	1-11

Financial Statements

Schedule of Investments
Growth Fund	12-15
Capital Income Fund	16-17
Multi-Asset Income Fund	18-27
Short Term Bond Fund	28-43
Master Allocation Fund	44
Small Cap Fund	45-46

Statements of Assets and Liabilities	47-50

Statements of Operations	51-52

Statements of Changes in Net Assets	53-58

Financial Highlights
Growth Fund	59-61
Capital Income Fund	62-64
Multi-Asset Income Fund	65-68
Short Term Bond Fund	69-71
Master Allocation Fund	72-74
Small Cap Fund	75-77

Notes to the Financial Statements	78-95

Report of Independent Registered Public Accounting Firm	96-97

Additional Federal Tax Information	98-99

Performance and Growth of $10,000 Graphs	100-104

Expense Examples	105-107

Other Information	108

Trustees and Officers	109-110

Privacy Notice	111-112

LETTER TO SHAREHOLDERS (Unaudited)

January 31, 2021

Dear Fellow Shareholders,

We are pleased to provide you with this annual report for our fiscal year ended January 31, 2021. The report discusses Yorktown Funds, the market outlook, and our plans to continue to provide the products and services designed to meet the evolving needs of our shareholders and their financial advisors by taking advantage of the investment opportunities present in the marketplace.

Preface

Two headlines dominated the news this past year, and in turn, resulted in great influence over the way capital markets acted. Over the past few years, many had lamented the lack of volatility in the markets, almost pining for the days in which markets were swayed and credit spreads spiked or plummeted on news. Those days returned in great force during 2020. The first nine months of the year were whipsawed by the Coronavirus and its myriad ways of causing havoc across both equity and fixed income markets; the capital markets were defined by their volatility. Initially, the markets seemed wary and yet ready to confront the fallout from COVID-19. This however fell apart in March, and markets plunged into chaos with equity markets in a free fall, fixed income credit spreads widening out to levels not seen since the Great Recession, and liquidity bordering on extinction. Not only was the fallout devastating, but the speed at which it happened proved to be the very definition of the pandemic in the marketplace. On February 19, 2020, the S&P® 500 Index (“S&P 500”) closed at an all-time high of 3,386. By March 23, 2020, the S&P 500 had fallen 34% to a low of 2,237. The 10-year treasury yield moved in sympathy with it starting the year off at 1.88% yield before bottoming out at 0.51% on August 4, 2020. With most of the country moving toward a lockdown/quarantine status, resulting ripples such as unemployment claims spiking, and the unknown of what this meant for things such as mortgage, rent, and commercial real estate lease payments, the economy looked to be on rocky footing. However, at this point, the Fed stepped in, pumped massive amounts of liquidity into the system, dusted off the Great Recession playbook (relaunching a plethora of proven government programs), and the capital markets regained their balance. The Fed interaction, and science stepping up with a vaccine, soothed the markets such that by the end of the year, even the chaos of the Presidential Election (the other noteworthy headline event during the year) was simply shrugged off by the markets which spent the last 6 months of the year thriving.

Despite the volatility and damage done by COVID-19, the recovery over the fiscal year was impressive across the board. From January 31, 2020 through January 31, 2021, the domestic equity market, as measured by the S&P 500 rose an impressive 15.2%, while global stocks, as measured by the MSCI EAFE, were up nearly 6.5%. For bonds, the result wasn’t much different: the Bloomberg Barclays Global Aggregate Bond Index was up 6.9% for the year, and the Bloomberg Barclays Global Aggregate High Yield Bond Index up

6.7%. That type of performance over an annual period would generally indicate a solid year for the markets. However, it is important to note the performance came despite the dramatic swings and volatility that occurred intra-year. If nothing else, the year illustrated not only what can happen in a black swan type of moment in the markets, but also how resilient the markets can be, albeit with the proper Fed support. Last year, we anticipated a large downturn would push investor confidence beyond a point where they would no longer feel comfortable supporting the system. That proved true; investors can be fickle. The past year further strengthened the argument that we would use for this coming year. There is a great deal of excess capital and liquidity in the system which can lead to bubbles and exacerbate any sort of failures in the system. Simply put, extra volatility because there is so much money chasing so few investments can cause a whipsaw if a downturn, even a slight one, is extended or in the case of a sharp, dramatic falloff like the one we witnessed. We expect the markets to show resiliency over the near term, with the strains of the COVID-19 stress diminishing further over time. Multiple vaccines (some already in the populace and others on the brink of availability) are having not only a positive measurable physical effect (hospitalizations, daily deaths and overall infections seem to be dropping), but are just as importantly having a positive mental effect. Consumers have been held back: while sectors that exemplify discretionary spending have been subdued, we expect a release of spending as we re-engage with things we were missing in terms of overcompensation. As such, we expect a bounce back and certain discretionary sectors to ride a new wave of profitability. An important and restraining aspect for investments will be to not succumb to the charge forward, but to be strategic in finding the right companies, in the right sectors, at the right price. The risk now would be to be too aggressive in an overall manner. However, especially in fixed income, it is important to understand that as the markets recover, interest rates will be under pressure and the overall impact that can have on longer maturities and less creditworthy issuers. We remain committed to thinking of investments in a long-term manner. We worry less about missing the mirage of a short-term reward, and rather focus on the long-term viewpoint and making sure we are properly compensated for the risks taken over that horizon.

The full fiscal year performance is highlighted in this report: strong performance, significant growth in assets, and lower expenses.

Year in Review

The S&P 500 closed at 3,714.24 on January 29, 2021 barely below its all-time high of 3,855.36 set days earlier on January 25, 2021.

The economy endured a very challenging year in 2020 due to COVID-19, but has also lately shown resilience and signs of recovery. Corporate earnings appear to be on the rebound and pent up consumer demand exists from excess household savings. Meanwhile, the overall job market recovery continues to lag. Overall, the standard of living for the average American continues to rise. The broader measures of inflation; durable goods (T.V.s, equipment, and computers), services (wages and salaries), and nondurable goods (food, gas, and clothing) are the three major components of personal consumption. Total inflation from 1995 through 2019 was 55% which represents an annualized rise of just 1.8% a year. In 2020 this dipped to 1.5%. The benefits of this low, long-term inflation are hidden in the lower cost of expensive durable goods. Over the last 25 years, wage inflation has increased substantially while durable goods inflation has decreased. This divergence between what people earn and the prices they have to pay for goods and services has never happened before. This period of rapid technological growth, strong unemployment, and real wage gains has turned our economy into a global champion for the individual. It’s no wonder that smart phones, T.V.s, the internet, tablets, etc. are things that most Americans are able to afford. All of these goods and services will flow through the eventual cycle of growth and decline. Our investment team is committed to keeping a watchful eye to changes in these very important long-term trends.

The equity markets have surged to near all-time highs following the significant price drop of March 2020. The recovery and the long term gains in the US stock market are well deserved with the strong economic growth that has been in place since 2016, despite the down year in 2020.

The U.S. Economy

49,000 new jobs were added in January, as the employment market struggles to come back. The unemployment rate is 6.3 percent, but the hope is that it will start moving back towards the 50-year low it experienced in 2019. Times are trending better as inflation remains low and corporate profits are rebounding. Interest rates have moved higher of late but still remain low in an historical context.

Market Impact

Income Funds

The story in fixed income this past fiscal year consisted of rates, credit spreads, and supply and demand. The Fed Funds Target Rate (upper bound) started the fiscal year off at 1.75%, which was the result of the Federal Reserve (“FOMC”) cutting rates over the previous few months for the first time in ten years. The lack of overall rate cuts changed dramatically due to the dangers of the Coronavirus and its impact on the economy. Reacting quickly to this risk, The FOMC cut its benchmark rate quickly and dramatically, dropping it to 1.25% (50 bps cut) March 2, 2020 and then cutting it another 100 bps to 0.25% by March 16, 2020. The dramatic and aggressive FOMC actions were necessary to help prop up the financial markets as the pandemic took hold, and proved to be effective in helping the markets not only recover, but even prosper. The question now is how fast will rates be hiked? Current FOMC language indicates the Fed is in no particular hurry to raise rates, but if the economy percolates as expected coming out of the pandemic, there is justifiable concern that rates will be hiked. For the near-term, no rate movement is expected, and market participants will be keenly attuned to any shifts in tone or language from the Fed for when that will change.

Overall, the yield curve flattened and even inverted at different points over the past year. However, by the end of the year, the curve had steepened enough that there was some distinction between the 10 year and 2-year Treasury Note. The yield on the benchmark 10-year Treasury closed on January 29, 2021 at 1.07%, down from 1.51% at the beginning of the fiscal year. The benchmark 2-year Treasury closed on January 31, 2021 at 0.11%, down significantly from the previous year when it ended, January 31, 2020, at 1.31%. As a result, one can see the steepness of the curve reappeared at the end of the year, but a great deal of that steepness was due to the front end of the curve compressing. More illustrative of that pressure on the front end can be detailed by the 3-month bill which ended the fiscal year, January 31, 2021, at 0.06%, or down nearly 149 bps from where it ended the year prior.

Issuance evaporated once the onset of the pandemic occurred as all market participants took a step back to see where things would shake out. Once the Fed stepped in and unfroze markets, primary issuance exploded; in fact, issuance hit historical highs across the board. Corporate debt issuance, according to the Securities Industry and Financial Markets Association (SIFMA), was well over $2.0 trillion for the calendar year 2020, and total issuance (including mortgage-related, treasury, asset-backed and corporate debt) was well over $12 trillion for the year. And yet, investors still couldn’t get enough. That historic issuance was met by a market flush with cash and demand from investors which was insatiable; demand which was illustrated in credit spreads. During the calendar year, the option adjusted spread (OAS) for BBB corporate debt widened out to a historically significant 474 bps at the height of the pandemic-induced market meltdown, before retreating once the Fed stepped in and ending the year at around 131 bps (as reported by the Federal Reserve). Furthermore, with rates near zero and the Fed supportive of credit, it created a willingness of investors to take on more risk in search of any kind of yield. As a result, the OAS, as reported by the Federal Reserve, for BB corporate debt spiked to 805 bps before falling dramatically and ending the calendar year at 278 bps. The reach for yield also extended down to the lowest levels of credit. Credit spreads at the CCC level peaked in March of 2020 during the height of the pandemic squeeze and the OAS reached 1962 bps; primary issuance was nowhere to be found. However, by the end of the year, the rush and eagerness to find yield even extended to this, the lowest levels of credit, and not only did issuance gain momentum reaching near record numbers, but the OAS for CCC credit compressed to 678 bps; a rather dramatic recovery. Currently there is too little supply, even at these historic levels of issuance, to meet overwhelming demand. The current outlook would consider that if rates do see a hike, those extending themselves for yield may begin to back away, not for a poor credit outlook reason necessarily, but simply because more yield will be available at better credit. Just another reason to be wary of future Fed actions.

Yorktown Multi-Asset Income Fund

For the fiscal year ended January 31, 2021, the Multi-Asset Income Fund’s Institutional Class (APIIX) had a total return of -1.18% versus a total return of 6.65% for the Dow Jones Conservative Relative Risk Index over the same period. However, from March

31, 2020 through January 31, 2021 (during the time the new strategic positioning of the portfolio took place), APIIX had a total return of 20.31% versus a total return of 11.17% for the Dow Jones Conservative Relative Risk Index over the same period.

The year was defined by the pandemic. At its peak, confusion of what direction the market would take caused unprecedented and concentrated volatility. However, as time went on and the Fed actively pursued their initiatives in keeping the fixed income market running in a manner resembling normalcy, issuers returned to the market and investors actively pursued their issuance. As a result, by the end of the year, investors were in full risk-on mode. The intra-year activity was concerning, but by year-end, the bond market once again resembled the prior year in that it was witness to overheated demand met with limited supply. The only thing on the horizon that is causing fixed income investors to give pause is the rate outlook. This is beginning to cause some concern that the Fed will need to hike rates and not be able to do so without causing some worrisome movement in bond prices. In this particular instance, current market concern isn’t focused so much on credit, but the interest rate outlook and future Fed actions.

The Multi-Asset Income Fund performed well over the past calendar year, given the volatility in the market and ultimate recovery. During the first quarter, in the face of the peak of the volatility and historic downturn, a strategic decision was made to cease purchasing equities for the portfolio. Overall the bonds portion of the portfolio delivered positive income and principal returns on investment, while the equity portion of the portfolio proved to pull returns down.

Yorktown Short Term Bond Fund

The Short Term Bond Fund performed consistently over the past fiscal year. For the fiscal year ended January 31, 2021, the Short Term Bond Fund’s Institutional Class (APIBX) had a total return of 2.43% versus a total return of 2.81% for the ICE BofAML U.S. Corporate & Government, 1 – 3 Years Index over the same period.

The Short Term Bond Fund typically has the advantage of short maturities to combat geopolitical and domestic political-inspired market turmoil. Over the past year, it also proved to be able to have an advantage in weathering the effects of a pandemic. Headlines over the year that influenced performance across the fixed income spectrum were predominantly focused on two events: the COVID-19 pandemic and the U.S. Presidential election. These headlines led to market volatility not only in bond performance, but also in fund and ETF flows across the fixed income spectrum and sectors. Once markets regained their footing, investment grade and high yield paper was very much in demand by investors, especially so in the short duration space. The Short Term Bond Fund’s focus from a strategic standpoint on liquidity, credit and diversification was used to limit NAV volatility in the fund and proved beneficial in helping weather the initial market storm and later helped performance during the recovery. Overall, the Short Term Bond Fund produced a relatively stable and comparatively strong investment performance over the past year.

Equity Funds

When reflecting on the 2020 stock market, we see that it closed much like it began, with equities in a bull market achieving all-time highs. The irony of course is the period in between which included a global pandemic, upended financial markets, a record speed bear market and an unprecedented market rebound. Quickly responding to the crisis, policymakers took action to limit the economic fallout from the pandemic, cutting rates globally and approving massive stimulus packages. The result was a 2020 stock market that defied predictions (even those that were made prior to the start of the pandemic). The lesson or takeaway here is that market performance is not always directly linked to economic performance. The market ultimately takes its direction from fundamentals punctuating a disciplined investment strategy and long-term view. Investors were rewarded for their patience with a buying opportunity and then a market that quickly returned to record highs. Stock market rallies need breathers; however, these pullbacks do not preclude further gains but instead create opportunities during bull markets.

January of 2021 had significant developments; a new administration, the release of the positive COVID-19 vaccine data, and the subsequent expectations of a rollout which has led to cyclical stocks rallying. The strong momentum of many parts of the technology sector, particularly the performance of well publicized IPOs and SPACs, further raised equity demand. An expected economic recovery, low interest rates and support from the Fed on liquidity (aka “the fed put”), have what we believe led to an indiscriminate increase in valuations across the market, with certain market pockets experiencing soaring speculative behavior. With such dynamics at play, a prudent approach on valuation and a disciplined approach to long term investing is critical as we head deeper in to 2021.

As it stands, we at Yorktown believe that the following trends in the equity markets will continue in to 2021: 1) positive earnings readouts with improving expectations 2) positive efficacy data with the expected roll-out of the COVID-19 vaccines and 3) sustained low interest rates continuing to raise market valuations.

The Yorktown Growth Fund

The Yorktown Growth Fund (Institutional Class) posted a total return of 31.70% for the fiscal year ended January 31, 2021, compared with the MSCI World Index return of 16.04%. This momentum was driven by strong performance from its positions, particularly those in the Mid Cap space. The Fund outperformed its benchmark this past fiscal year due to continued strong performance of individual secular growth names, positive earnings surprises, and avoidance of companies with deteriorating fundamentals.

In the 2020 fiscal year, the largest contributors to performance were: Cable One, Inc. (CABO), Discovery Communications, Inc. (DISCA), Expedia Group, Inc. (EXPE), Generac Holdings, Inc. (GNRC), and Gray Television, Inc. (GTN). Cable One saw revenues increase 18.9% on a year-over-year basis, had a net margin of 19.26%, and produced a trailing twelve-month return on equity of 22.90% according to their most recent earnings release on November 5th, 2020. Discovery launched discovery+ in the U.S. and announced new distribution and platform agreements. Expedia has removed $550 million in annualized fixed costs, as of Sept. 30, 2020, with plans to reach $700 million -

$750 million. Generac, having more than doubled in 2020, saw momentum buying carry into the end of our reporting period of January 31, 2021. According to analysts’ consensus price target of $22.33, Gray Television has a forecasted upside of 23.8% from its current price of $18.04.

Yorktown Growth Fund 1/31/20-1/31/21

	Average	Total	Contrib. To
	Weight	Return	Return
10 Highest
Cable One, Inc.	0.40	45.62	2.01
Discovery, Inc., Class A	0.30	120.79	1.59
Expedia Group, Inc.	0.24	56.14	2.20
Generac Holdings Inc.	0.87	137.88	2.18
Gray Television, Inc.	0.44	-15.93	1.60
LKQ Corporation	0.22	27.79	1.87
National Beverage Corporation	0.28	283.69	1.64
PulteGroup, Inc.	0.28	39.92	1.74
Saia, Inc.	0.36	102.93	1.62
UFP Industries, Inc.	0.56	13.72	2.27

The largest negative detractors to performance were: Mercury Systems, Inc. (MRCY), Hexcel Corporation (HXL), Tri Pointe Homes, Inc. (TPH), Ross Stores, Inc. (ROST), and Amadeus Media Group, Inc. (AMS). Mercury Systems has seen multiple inflation as the primary reason for most of its share price gains. Rather than a real achievement, we see earnings on a per-share basis. Hexcel has seen their shares drop in value due to the fall out of their credit rating; they were recently degraded to “junk” by S&P Global Ratings. Tri Pointe is attractive from a valuation point of view, and is therefore a favorite of value investors, but has underperformed their competitors. Ross Stores has seen rising labor costs that have strained margin costs and caused asymmetric pressure relative to online rivals, considering their need to keep in-store staff. Amadeus, being a transaction processor for the travel and tourism industry through its subsidiaries, had a tough time in 2020 with COVID related issues.

Yorktown Growth Fund 1/31/20-1/31/21

	Average	Total	Contrib. To
	Weight	Return	Return
10 Lowest
Mercury Systems, Inc.	0.50	-7.41	-1.41
Hexcel Corporation	0.14	-58.99	-0.80
Tri Pointe	0.05	-62.24	-0.59
Ross Stores, Inc.	0.07	-46.34	-0.54
Amadeus Media Group, Inc., Class A	0.17	-44.00	-0.52
Nexstar Media Group, Inc., Class A	0.13	-43.94	-0.51
ams AG	-0.01	8.17	-0.48
TPI Composites, Inc.	0.04	-53.59	-0.48
CryoLife, Inc.	0.35	-19.54	-0.48
Universal Health Services, Inc., Class B	0.05	-50.55	-0.47

Yorktown Capital Income Fund

The Yorktown Capital Income Fund (Institutional Class) posted a total return of 4.40% for the fiscal year ended January 31, 2021, compared to the MSCI World Index return of 16.04%.

For the fiscal year ended January 31, 2021, the largest positive contributors to performance were Blackrock, Inc. (BLK), Broadcom, Inc. (AVGO), Charles Schwab Corporation (SCHW), Comcast Corporation (CMCSA), and Deere & Company (DE). BlackRock’s product diversity and heavier concentration in the institutional channel have traditionally provided them with a much more stable set of assets than their peers. Chip-maker Broadcom got an earnings lift from cloud-computing operators and strong sales of wireless communications circuitry. Schwab completed its purchase of TD Ameritrade on October 6th and the deal not only built scale, but also supported their ability to meet specific needs across client segments. Comcast’s cable networks provide a platform to easily meet customers’ growing bandwidth demands, which should drive steady market share gains, ensuring that recurring revenue and cash flow remain strong. Deere benefits from long-term agricultural demand, which is slated to increase with a growing global population and increasing consumer wealth.

Yorktown Capital Income Fund 1/31/20-1/31/21

	Average	Total	Contrib. To
	Weight	Return	Return
10 Highest
BlackRock, Inc.	1.64	36.38	1.04
Broadcom, Inc.	1.53	94.10	1.26
Charles Schwab Corporation	1.11	52.19	0.88
Comcast Corporation, Class A	1.42	49.02	0.73
Deere & Company	0.95	51.37	0.86
NIKE, Inc., Class B	1.35	42.67	0.73
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	1.10	53.19	1.01
Target Corporation	1.35	75.59	0.93
United Parcel Service, Inc., Class B	1.40	62.97	0.94
Vanguard S&P 500 ETF	0.14	4.07	0.77

The largest negative detractors to performance were Bank of New York Mellon Corp., 4.5% Perp. (Corp. Bond), Citigroup, Inc., 5.35% Perp. (Corp. Bond), Dominion Energy, Inc. (D), Evergy, Inc. (EVRG), and Jones Lang LaSalle, Inc. (JLL). The Bank of New York and Citigroup positions are corporate bonds that sold off during the COVID-19 panic in markets. We sold those positions and bought equities as we felt they had more risk adjusted upside. Dominion Energy and Evergy are both utilities, an industry group which has struggled as of recent. Investors have been and continue to be concerned about whether or not people can pay their bills with the economic fallout of the Coronavirus. Jones Lang LaSalle was negatively impacted by the pandemic, which stifled commercial real estate transaction volumes.

Yorktown Capital Income Fund 1/31/20-1/31/21

	Average	Total	Contrib. To
	Weight	Return	Return
10 Lowest
Bank of New York 4.5%, Perpetual	0.84	-15.05	-1.27
Citigroup Inc. 5.35%, Perpetual	0.70	-21.52	-1.72
Dominion Energy, Inc.	0.31	-30.69	-0.75
Evergy, Inc.	0.15	-29.22	-0.57
Jones Lang LaSalle, Inc.	0.26	-39.69	-0.70
Merchants Bancorp, Inc., 7.00%, Series A	1.48	-10.06	-1.20
Metlife, Inc. 3.79%, Perpetual	0.87	-11.77	-1.28
National Retail Properties, Inc.	0.13	-42.52	-0.60
Thor Industries, Inc.	0.18	-47.62	-0.85
Weingarten Realty Investors	0.12	-49.69	-0.65

Master Allocation Fund

The Master Allocation Fund (Institutional Class) posted a total return of 21.31% compared to the MSCI World Index return of 16.04% for the fiscal year ended January 31, 2021. The fund has remained allocated in our Growth, Capital Income and Small Cap Funds. Everything mentioned about these three funds has had an impact on the Master Allocation Fund.

Yorktown Small Cap Fund

The small cap market and the Yorktown Small Cap Fund soared to new highs during 2020 with the Yorktown Small Cap Fund’s Institutional Class returning 42.61%, versus a return of 42.69% for the Russell 2000® Growth Index and 30.17% for the Russell 2000® Index for the fiscal year ended January 31, 2021. The portfolio benefited from stock selection during the quarter most notably, 3 positions, that were added during a market pullback in Q2 2020: Intellia Therapeutics, Inc. (+173.66%), Twist Bioscience (+85.98%) and CRISPR Therapeutics (+84.06%). Sector allocation hindered the portfolio’s performance a bit with holdings such as Meritage Homes Corp. (-24.98%), AudioCodes Ltd. (-12.43%), and Jounce Therapeutics (-14.22%) hampered the portfolio the most. Currently, the portfolio continues to be most heavily weighted in the electronic technology & health technology, while the retail sector rounds the top three. The portfolio continues to be most underweight in the non-energy minerals, industrial services, and energy minerals sectors. As we anticipated small caps to catch-up to large caps, the performance differential during the 4th quarter was nothing short of spectacular, as small caps outpaced large caps and more.

We believe that small-cap stocks are poised to do very well in 2021 even if the market pulls back a bit in the short term. The outperformance of small caps is not unusual. Small caps tend to be more volatile, often falling more than the broader market on big pullbacks and rallying bigger than the broader market on the recovery. Small caps tend to be more closely linked to the underlying economy with a domestic focus, not global. The biggest risk that we see in 2021 is an inability to end the pandemic, although that risk seems less likely every day as more vaccines are approved and distributed.

The health technology and health services sectors were major contributors to the Yorktown Small Cap Fund’s performance in 2020 and are areas that we feel continues to be attractive in 2021 and beyond. The pandemic has fast-forwarded these offerings which have caused disruptive changes that will impact the technology and health services market significantly. The pandemic has also changed the way that patients experience healthcare and will drive what they expect in the future. We believe that health technology and health services holdings will continue to aid healthcare organizations to meet the expectations of consumers and will be very positive for technology-related cyclicals.

It is our view that there will be a high adoption of sustainable and renewable technologies and opportunities in the carbon neutrality race and have started to nibble in this space. During the 4th quarter we purchased Plug Power which returned (119.2%) by the end of 2020. Plug Power takes the hydrogen and fuel cell technology from concept to commercialization. We see significant momentum behind the trend and will look to add positions as appropriate. Another area that we feel continues to rapidly grow in 2021 is the digital communications sector. We did very well in the space in 2020 with Tech Target being the highest overall contributor to performance due to its weighting with a return of (126%). We believe that the future of digital communications is very bright as more and more online businesses will move to this communications model going forward.

We believe that small-cap stocks have now begun the long road of out-performance relative to their large cap brethren and this re-emerging trend will continue into the foreseeable future.

Protecting Your Financial Future

We firmly believe that, in addition to your active involvement in the investment process, a financial advisor is a key resource to help you build a complete picture of your current and future financial needs. Financial advisors can provide professional expertise, as well as an understanding of the market’s history and factors such as long-term returns and the volatility of various asset classes. With your financial advisor, you can develop an investment program that incorporates factors such as your goals, your investment timeline, and your risk tolerance. Please contact your financial advisor if you have any questions about the contents of this report.

On behalf of Yorktown Funds, I would like to thank you for your continued support and confidence in our products. We value the trust you have placed in us and look forward to continuing to serve you and your financial advisor in the future.

Sincerely,

David D. Basten

Founder & Chief Executive Officer

Yorktown Funds

Investing involves risk, including loss of principal. Diversification does not ensure a profit or guarantee against loss. High yield securities are subject to greater levels of interest rate, credit and liquidity risk. In general, as prevailing interest rates rise, fixed income securities prices will fall.

You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Yorktown Funds before investing. The Yorktown Funds’ prospectus contains this and other information about the Yorktown Funds and should be read carefully before investing. You may obtain a current copy of the Yorktown Funds’ prospectus by calling (888) 933-8274. The performance quoted represents past performance and is no guarantee of future results. The investment return and principal value of an investment in the Yorktown Funds will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Distributed by Ultimus Fund Distributors, LLC. (Member FINRA)

YORKTOWN GROWTH FUND
SCHEDULE OF INVESTMENTS
January 31, 2021

Fund Holdings (as a percentage of net assets)
Technology	23.79%
Industrials	17.62%
Consumer Discretionary	13.67%
Health Care	11.68%
Communications	9.37%
Materials	8.40%
Financials	5.57%
Real Estate	3.55%
Consumer Staples	3.08%
Utilities	1.39%
Energy	0.72%
Other	1.16%
100.00%

	Shares	Fair Value
COMMON STOCKS — 98.84%
Communications — 9.37%
51job, Inc. - ADR(a)	3,300	$217,338
Cable One, Inc.	310	620,000
Demae-Can Co. Ltd.(a)	7,700	198,474
Discovery, Inc., Series A(a)	22,600	936,092
Embracer Group AB(a)	9,300	210,312
Expedia, Inc.	6,000	744,600
Gray Television, Inc.(a)	33,850	577,143
IAC/InterActiveCorp(a)	1,500	314,925
Liberty Media Corp. - Liberty SiriusXM, Class A(a)	5,300	214,226
Lufax Holding Ltd. - ADR(a)	21,500	342,710
Paradox Interactive AB	7,000	194,817
Stillfront Group AB(a)	19,000	202,217
Take-Two Interactive Software, Inc.(a)	2,400	481,080
Trip.com Group Ltd. - ADR(a)	9,100	289,653
ViacomCBS, Inc., Class B	14,000	679,000
Yandex N.V., Class A(a)	6,600	413,424
		6,636,011
Consumer Discretionary — 13.67%
adidas AG - ADR(a)	3,200	511,488
ASOS PLC(a)	3,300	202,219
CTS Eventim AG & Co. KGaA(a)	4,100	242,218
Etsy, Inc.(a)	7,300	1,453,357
Evolution Gaming Group AB	2,600	253,729
	Shares	Fair Value
Games Workshop Group PLC	1,500	$212,228
Huazhu Group Ltd. - ADR	4,900	237,650
iRobot Corp.(a)	3,300	396,330
LCI Industries	4,800	621,024
Li Ning Co. Ltd.	34,700	217,289
Lithia Motors, Inc., Class A	1,050	334,614
LKQ Corp.(a)	17,850	626,357
Moncler SpA(a)	4,500	254,545
MonotaRO Co. Ltd.	3,700	185,443
Open House Co. Ltd.	5,400	217,549
PulteGroup, Inc.	15,400	669,900
Toll Brothers, Inc.	6,900	352,590
Tractor Supply Co.	4,600	652,004
Trigano SA	1,300	228,762
Ulta Beauty, Inc.(a)	2,200	615,472
Vail Resorts, Inc.	1,250	332,450
Vipshop Holdings Ltd. - ADR(a)	8,000	219,360
Workman Co. Ltd.	5,900	487,212
Zhongsheng Group Holdings Ltd.	26,100	153,337
		9,677,127
Consumer Staples — 3.08%
Fevertree Drinks PLC	6,000	200,600
Five Below, Inc.(a)	5,100	896,223
National Beverage Corp.	5,200	788,008
Trulieve Cannabis Corp.(a)	7,400	295,704
		2,180,535

YORKTOWN GROWTH FUND
SCHEDULE OF INVESTMENTS, Continued

	Shares	Fair Value
Energy — 0.72%
Pembina Pipeline Corp.	9,200	$241,960
Varta AG(a)	1,500	267,961
		509,921
Financials — 5.57%
Arthur J. Gallagher & Co.	2,800	323,148
BOC Aviation Ltd.	29,600	241,856
Burford Capital Ltd.(a)	19,500	165,555
Cboe Global Markets, Inc.	5,700	522,861
Credit Acceptance Corp.(a)	750	289,327
KKR & Co., Inc.	9,700	377,815
LPL Financial Holdings, Inc.	5,000	541,700
Nihon M&A Center, Inc.	3,300	191,544
Raymond James Financial, Inc.	4,300	429,699
SelectQuote, Inc.(a)	17,500	369,600
Tradeweb Markets, Inc., Class A	4,850	294,832
Worldline S.A. - ADR(a)	4,500	191,475
		3,939,412
Health Care — 11.68%
Abiomed, Inc.(a)	1,550	539,788
Bio-Techne Corp.	1,200	389,892
Catalent, Inc.(a)	3,950	454,448
Charles River Laboratories International, Inc.(a)	1,800	466,290
Chemed Corp.	600	310,740
Cooper Cos., Inc. (The)	500	182,020
CryoLife, Inc.(a)	17,200	411,596
Emergent BioSolutions, Inc.(a)	4,400	470,140
Enanta Pharmaceuticals, Inc.(a)	4,500	216,270
Encompass Health Corp.	4,600	369,840
Evotec SE(a)	6,900	272,148
Exelixis, Inc.(a)	11,400	253,194
Genmab A/S - ADR(a)	5,600	222,208
Globus Medical, Inc., Class A(a)	6,400	394,816
Insulet Corp.(a)	1,500	400,770
LHC Group, Inc.(a)	2,100	418,362
Lifco AB, B Shares	2,600	239,387
Lonza Group AG - ADR	4,700	301,599
	Shares	Fair Value
Masimo Corp.(a)	1,700	$435,064
Neurocrine Biosciences, Inc.(a)	2,500	274,375
Penumbra, Inc.(a)	1,500	391,635
Repligen Corp.(a)	2,150	430,000
Sonova Holding AG - ADR(a)	4,630	223,629
Straumann Holding AG	180	199,966
		8,268,177
Industrials — 17.62%
Ashtead Group PLC	5,000	252,907
ASSA ABLOY AB - ADR	27,300	336,882
Cognex Corp.	5,100	418,863
Elis SA(a)	12,000	181,165
Fluidra SA	9,800	235,485
Franklin Electric Co., Inc.	6,000	416,520
Fujitec Co. Ltd. - ADR	22,700	494,349
Generac Holdings, Inc.(a)	7,600	1,872,792
Graco, Inc.	4,600	317,124
HEICO Corp.	3,200	376,768
IDEX Corp.	2,200	409,618
Investment AB Latour	7,400	165,928
IR Japan Holdings Ltd	1,400	235,095
Keyence Corp.	900	499,500
Knight-Swift Transportation Holdings, Inc.	7,700	308,000
Landstar System, Inc.	2,250	313,650
Mercury Systems, Inc.(a)	6,100	433,466
NIBE Industrier AB, Class B	7,200	240,787
Nordson Corp.	2,100	375,879
Novanta, Inc.(a)	3,400	424,728
Prysmian SpA	6,900	223,078
Saia, Inc.(a)	3,000	530,250
Secom Co. Ltd. - ADR	11,500	261,510
Spirax-Sarco Engineering PLC	1,300	197,285
Teledyne Technologies, Inc.(a)	900	321,309
Timken Co. (The)	5,400	408,564
Toro Co. (The)	3,200	301,600
Trimble, Inc.(a)	8,000	527,280
UniFirst Corp.	1,900	404,320
United Rentals, Inc.(a)	2,350	571,074
Xylem, Inc.	4,350	420,167
		12,475,943

YORKTOWN GROWTH FUND
SCHEDULE OF INVESTMENTS, Continued

	Shares	Fair Value
Materials — 8.40%
Berry Plastics Group, Inc.(a)	12,150	$599,846
CCL Industries, Inc., Class B	8,000	366,948
Crown Holdings, Inc.(a)	8,000	721,200
Evraz PLC	42,700	293,241
Givaudan SA - ADR	3,600	291,888
Kingspan Group PLC - ADR	4,650	316,361
Nolato AB(a)	2,300	213,279
Nucor Corp.	6,100	297,253
Nutrien Ltd.	4,300	211,431
Symrise AG - ADR	9,100	282,919
Tokai Carbon Co. Ltd.	17,300	249,882
Trex Co., Inc.(a)	5,000	458,850
UFP Industries, Inc.	11,850	639,189
Vulcan Materials Co.	3,200	477,248
Westlake Chemical Corp.	6,900	527,574
		5,947,109
Real Estate — 3.55%
Aedifica SA	1,700	205,692
CBRE Group, Inc., Class A(a)	6,700	408,566
CyrusOne, Inc.	4,100	299,095
FirstService Corp.	1,450	198,432
Gecina SA	1,800	256,893
Hulic Co. Ltd.	20,200	228,325
Segro PLC	16,600	216,950
STORE Capital Corp.	16,300	505,626
TAG Immobilien AG(a)	6,200	190,966
		2,510,545
Technology — 23.79%
Advantest Corp.	3,500	276,995
ams AG(a)	8,400	210,851
Broadridge Financial Solutions, Inc.	1,400	197,834
CDW Corp.	2,200	289,652
Cerner Corp.	4,500	360,495
Ciena Corp.(a)	5,900	315,001
CMC Materials, Inc.	3,000	441,930
Concentrix Corp.(a)	2,700	288,684
CyberArk Software Ltd.(a)	3,100	496,775
Descartes Systems Group, Inc. (The)(a)	3,400	207,604
	Shares	Fair Value
Entegris, Inc.	5,400	$531,306
EPAM Systems, Inc.(a)	1,300	447,759
ExlService Holdings, Inc.(a)	5,500	421,740
FactSet Research Systems, Inc.	900	272,106
Fortinet, Inc.(a)	2,300	332,925
Gartner, Inc.(a)	2,600	394,966
Genpact Ltd.	6,800	260,304
Globant S.A.(a)	1,400	268,800
GMO Payment Gateway, Inc.	1,500	214,226
Guidewire Software, Inc.(a)	3,200	367,168
Hypoport SE(a)	400	272,816
JustSystems Corp.	7,600	552,864
KLA Corp.	1,500	420,105
Lasertec Corp.	2,100	281,673
Logitech International S.A.	7,500	786,900
MAXIMUS, Inc.	3,300	247,698
Monolithic Power Systems, Inc.	3,000	1,065,870
Nemetschek SE	2,600	183,641
Nintendo Co. Ltd. - ADR	5,800	419,166
Pagseguro Digital Ltd., Class A(a)	11,200	548,240
Paycom Software, Inc.(a)	1,000	379,740
Paylocity Holdings Corp.(a)	2,550	478,023
Qualys, Inc.(a)	3,000	415,410
RealPage, Inc.(a)	4,600	398,222
Soitec S.A.(a)	1,200	241,748
SPS Commerce, Inc.(a)	6,300	623,007
SS&C Technologies Holdings, Inc.	5,100	320,688
SYNNEX Corp.	2,700	220,374
Tokyo Electron Ltd. - ADR	4,400	419,980
TransUnion	3,300	287,232
Tyler Technologies, Inc.(a)	1,650	697,604
Universal Display Corp.	1,700	392,394
WEX, Inc.(a)	2,000	377,200
WNS Holdings Ltd. - ADR(a)	3,200	214,976
		16,842,692

YORKTOWN GROWTH FUND
SCHEDULE OF INVESTMENTS, Continued

	Shares	Fair Value
Utilities — 1.39%
CenterPoint Energy, Inc.	17,200	$362,748
China Resources Gas Group Ltd.	44,400	222,195
Ormat Technologies, Inc.	3,500	399,560
		984,503
Total Common Stocks
(Cost $46,822,190)		69,971,975

Total Investments — 98.84%
(Cost $46,822,190)		69,971,975
Other Assets in Excess of Liabilities — 1.16%		822,225
Net Assets — 100.00%		$70,794,200

(a)	Non-income producing security.

ADR – American Depositary Receipt

The accompanying notes are an integral part of these financial statements.

YORKTOWN CAPITAL INCOME FUND
SCHEDULE OF INVESTMENTS
January 31, 2021

Fund Holdings (as a percentage of net assets)
Technology	27.87%
Health Care	13.38%
Consumer Discretionary	10.61%
Financials	10.60%
Communications	9.10%
Industrials	7.34%
Consumer Staples	7.06%
Energy	2.08%
Utilities	2.04%
Real Estate	1.98%
Materials	1.89%
Grantor Trust	1.15%
Other	4.90%
100.00%

	Shares	Fair Value
COMMON STOCKS — 93.95%
Communications — 9.10%
Activision Blizzard, Inc.	5,300	$482,300
Comcast Corp., Class A	9,230	457,531
Trade Desk, Inc. (The), Class A(a)	300	229,797
Verizon Communications, Inc.	7,130	390,367
Walt Disney Co. (The)(a)	3,310	556,643
		2,116,638
Consumer Discretionary — 10.61%
D.R. Horton, Inc.	3,400	261,120
Home Depot, Inc. (The)	1,500	406,230
McDonald’s Corp.	2,020	419,837
NIKE, Inc., Class B	3,450	460,885
Starbucks Corp.	4,685	453,555
Toyota Motor Corp. - ADR	1,570	220,616
Volkswagen AG - ADR	12,900	245,681
		2,467,924
Consumer Staples — 7.06%
Constellation Brands, Inc., Class A	1,100	232,023
Costco Wholesale Corp.	650	229,080
Dollar General Corp.	1,140	221,855
PepsiCo, Inc.	1,695	231,486
Target Corp.	2,700	489,159
Wal-Mart Stores, Inc.	1,700	238,833
		1,642,436
Energy — 2.08%
EOG Resources, Inc.	4,900	249,704
	Shares	Fair Value
Phillips 66	3,450	$233,910
		483,614
Financials — 10.60%
American Express Co.	2,110	245,309
BlackRock, Inc.	325	227,909
Charles Schwab Corp. (The)	10,750	554,055
Chubb Ltd.	1,500	218,505
CME Group, Inc.	1,395	253,527
Intercontinental Exchange, Inc.	2,100	231,735
Marsh & McLennan Cos., Inc.	2,090	229,712
Nasdaq, Inc.	1,870	252,955
T. Rowe Price Group, Inc.	1,610	251,933
		2,465,640
Health Care — 13.38%
Abbott Laboratories	3,500	432,565
AbbVie, Inc.	4,350	445,788
Bristol-Myers Squibb Co.	6,430	394,995
CVS Health Corp.	7,040	504,416
Medtronic PLC	3,890	433,074
Thermo Fisher Scientific, Inc.	950	484,215
UnitedHealth Group, Inc.	1,250	416,975
		3,112,028
Industrials — 7.34%
Deere & Co.	2,040	589,152
General Dynamics Corp.	1,610	236,155
United Parcel Service, Inc., Class B	3,040	471,200

YORKTOWN CAPITAL INCOME FUND
SCHEDULE OF INVESTMENTS, Continued

	Shares	Fair Value
Waste Management, Inc.	3,700	$411,884
		1,708,391
Materials — 1.89%
Linde Public Limited Co.	1,795	440,493

Real Estate — 1.98%
Crown Castle International Corp.	1,450	230,927
Digital Realty Trust, Inc.	1,600	230,320
		461,247
Technology — 27.87%
Accenture PLC, Class A	1,800	435,456
Adobe, Inc.(a)	450	206,446
Analog Devices, Inc.	1,500	220,995
Apple, Inc.	1,650	217,734
Broadcom, Inc.	1,240	558,620
Coupa Software, Inc.(a)	700	216,909
Fidelity National Information Services, Inc.	1,800	222,228
Garmin Ltd.	4,050	465,183
Global Payments, Inc.	1,200	211,824
International Business Machines Corp.	1,870	222,736
Intuit, Inc.	660	238,412
MasterCard, Inc., Class A	700	221,403
Microsoft Corp.	2,030	470,879
Nintendo Co. Ltd. - ADR	6,800	491,436
NVIDIA Corp.	480	249,403
Okta, Inc.(a)	930	240,879
PayPal Holdings, Inc.(a)	1,030	241,339
Sony Corp. - ADR	2,400	229,704
Square, Inc., Class A(a)	1,100	237,556
Taiwan Semiconductor Manufacturing Co. Ltd. - ADR	5,430	659,854
Visa, Inc., Class A	1,165	225,136
		6,484,132
	Shares	Fair Value
Utilities — 2.04%
NextEra Energy, Inc.	5,880	$475,516

Total Common Stocks
(Cost $18,564,046)		21,858,059

GRANTOR TRUST — 1.15%
Grayscale Bitcoin Trust (a)	7,750	268,847

Total Grantor Trust
(Cost $240,095)		268,847

Total Investments — 95.10%
(Cost $18,804,141)		22,126,906
Other Assets in Excess of Liabilities — 4.90%		1,139,068
Net Assets — 100.00%		$23,265,974

(a)	Non-income producing security.

ADR – American Depositary Receipt

The accompanying notes are an integral part of these financial statements.

YORKTOWN MULTI-ASSET INCOME FUND
SCHEDULE OF INVESTMENTS
January 31, 2021

Fund Holdings (as a percentage of net assets)
Corporate Bonds and Notes	77.07%
Asset Backed Securities	9.19%
U.S. Government & Agencies	6.32%
Collateralized Loan Obligations	3.57%
Preferred Stocks	3.36%
Other	0.49%
100.00%

	Shares	Fair Value
PREFERRED STOCKS — 3.36%
Financials — 2.92%
Aegon Funding Corp. II, 5.10%	40,000	$1,042,000
Citizens Financial Group, Inc., Series E, 5.00%	80,000	2,092,800
Dime Community Bancshares, Inc., Series A, 5.50%	80,000	2,028,800
First Citizens Bancshares, Inc., Series A, 5.375%	80,000	2,132,800
First Horizon Bank, 3.75%(a)	1,000	835,000
Merchants Bancorp, Series A, 7.00%	80,000	2,172,000
Merchants Bancorp, Series B, 6.00%	40,000	1,053,200
OceanFirst Financial Corp., Series A, 7.00%	40,000	1,080,800
Wintrust Financial Corp., Series E, 6.875%	40,000	1,130,000
		13,567,400
Industrials — 0.44%
Global Ship Lease, Inc., 8.00%	80,000	2,042,400

Total Preferred Stocks
(Cost $14,764,179)		15,609,800

	Principal
	Amount
CORPORATE BONDS AND NOTES — 77.07%
Communications — 3.25%
Hughes Satellite Systems Corp., 5.25%, 8/1/2026	$250,000	277,981
Lamar Media Corp., 3.63%, 1/15/2031(a)	500,000	505,000
	Principal
	Amount	Fair Value
Level 3 Financing, Inc., 4.25%, 7/1/2028(a)	$2,000,000	$2,051,420
Liberty Interactive LLC, 8.50%, 7/15/2029	1,000,000	1,158,560
Liberty Interactive LLC, 8.25%, 2/1/2030	2,000,000	2,296,250
Qwest Corp., 7.25%, 9/15/2025	2,000,000	2,410,000
Scripps Escrow II, Inc., 3.88%, 1/15/2029(a)	500,000	500,937
United States Cellular Corp., 6.70%, 12/15/2033	2,540,000	3,290,570
Univision Communications, Inc., 6.63%, 6/1/2027(a)	250,000	263,594
ViacomCBS, Inc., 4.20%, 5/19/2032	2,000,000	2,372,682
		15,126,994
Consumer Discretionary — 3.14%
Carnival Corp., 11.50%, 4/1/2023(a)	1,000,000	1,136,045
Conn’s, Inc., 7.25%, 7/15/2022	3,500,000	3,486,875
Ford Motor Credit Co. LLC, 3.34%, 3/18/2021	1,000,000	1,002,406
Ford Motor Credit Co., LLC, 3.38%, 11/13/2025	1,000,000	1,017,700
L Brands, Inc., 6.88%, 11/1/2035	2,000,000	2,321,580
QVC, Inc., Class B, 4.75%, 2/15/2027	2,000,000	2,148,000
Wolverine World Wide, Inc., 5.00%, 9/1/2026(a)	3,379,000	3,465,587
		14,578,193
Consumer Staples — 7.29%
Avon Products, Inc.,
7.00%, 3/15/2023	3,000,000	3,215,625

YORKTOWN MULTI-ASSET INCOME FUND
SCHEDULE OF INVESTMENTS, Continued

	Principal
	Amount	Fair Value
Constellation Brands, Inc., 4.50%, 5/9/2047	$500,000	$624,188
HLF Financing SaRL, LLC, 7.25%, 8/15/2026(a)	1,500,000	1,586,250
JBS Investments II GmbH, 7.00%, 1/15/2026(a)	4,000,000	4,283,000
Kraft Heinz Foods Co., 6.50%, 2/9/2040	411,000	558,760
Kraft Heinz Foods Co., 5.00%, 6/4/2042	500,000	578,682
Kraft Heinz Foods Co., 5.00%, 6/4/2042(a)	300,000	347,209
Kraft Heinz Foods Co., 4.38%, 6/1/2046	1,000,000	1,066,520
Kraft Heinz Foods Co., 4.88%, 10/1/2049	1,000,000	1,133,286
Kroger Co. (The), 1.70%, 1/15/2031	500,000	495,933
Land O’ Lakes, Inc., 7.25%, Perpetual(a)	3,500,000	3,583,405
Land O’ Lakes, Inc., 8.00%, Perpetual(a)	2,000,000	2,101,000
Louis Dreyfus Co. BV, 5.25%, 6/13/2023	2,200,000	2,358,048
Molson Coors Beverage Co., 4.20%, 7/15/2046	1,000,000	1,120,939
New Albertsons LP, 7.75%, 6/15/2026	500,000	572,405
Pilgrim’s Pride Corp., 5.75%, 3/15/2025(a)	6,640,000	6,798,364
Reynolds American, Inc., 7.00%, 8/4/2041	624,000	863,017
Vector Group Ltd., 6.13%, 2/1/2025(a)	2,345,000	2,380,902
Vector Group Ltd., 5.75%, 2/1/2029(a)	250,000	258,707
		33,926,240
Financials — 47.90%
Allegiance Bancshares, Inc., 4.70%, 10/1/2029 (3MO LIBOR + 313.0bps)(b)	1,000,000	994,496
American Express Co., Series C, 3.50%, Perpetual (3MO LIBOR + 328.5bps)(b)	2,000,000	1,985,000
	Principal
	Amount	Fair Value
AmTrust Financial Services, Inc., 6.13%, 8/15/2023	$2,000,000	$2,013,778
Assurant, Inc., 7.00%, 3/27/2048	1,000,000	1,140,000
Assured Guaranty Municipal Holdings, Inc., 6.40%, 12/15/2066(a),(b)	2,000,000	2,082,885
Assured Guaranty US Holdings, Inc., 2.60%, 12/15/2066 (3MO LIBOR + 238.0bps)(b)	2,000,000	1,517,500
Athene Holding Ltd., 4.13%, 1/12/2028	1,000,000	1,118,347
Athene Holding Ltd., 6.15%, 4/3/2030	2,000,000	2,489,878
Atlantic Capital Bancshares, Inc., 5.50%, 9/1/2030 (SOFRRATE + 536.30bps)(b)	1,000,000	997,449
BAC Capital Trust XIII, 4.00%, Perpetual(b)	282,000	278,475
BAC Capital Trust XIV, 4.00%, Perpetual (3MO LIBOR + 83.0bps)(b)	2,000,000	1,975,228
Banco Bilbao Vizcaya Argentaria S.A., 6.13%, Perpetual (USSW5 + 387.0bps)(b)	1,000,000	1,042,750
Banco Bilbao Vizcaya Argentaria S.A., Series 9, 6.50%, Perpetual (H15T5Y + 519.2bps)(b)	4,900,000	5,188,279
Bank of Nova Scotia, 4.90%, Perpetual (H15T5Y + 455.1)(b)	1,000,000	1,076,300
Barclays PLC, 4.84%, 5/9/2028	2,000,000	2,283,352
Barclays PLC, 5.09%, 6/20/2030 (3MO LIBOR + 305.4bps)(b)	1,500,000	1,764,493
Barclays PLC, 7.75%, Perpetual (USSW5 + 484.2bps)(b)	1,000,000	1,091,450

YORKTOWN MULTI-ASSET INCOME FUND
SCHEDULE OF INVESTMENTS, Continued

	Principal
	Amount	Fair Value
BBVA Bancomer S.A., 5.13%, 1/18/2033 (H15T5Y + 265.0bps)(b)	$3,000,000	$3,179,400
BNP Paribas SA, 6.63%, Perpetual (USSW5 + 414.9bps)(a),(b)	4,000,000	4,346,200
BNP Paribas SA, 7.20%, Perpetual (3MO LIBOR + 129.0bps)(a),(b)	2,000,000	2,195,669
Brighthouse Financial, Inc., 3.70%, 6/22/2027	2,461,000	2,714,191
Brighthouse Financial, Inc., 4.70%, 6/22/2047	2,642,000	2,798,894
Cadence Bancorp, 4.75%, 6/30/2029 (3MO LIBOR + 303.0bps)(b)	1,665,000	1,638,471
Capital One Financial Corp., 4.03%, Perpetual (3MO LIBOR + 380.0bps)(b)	2,000,000	1,981,332
Central Bancshares, Inc., 5.75%, 6/30/2029 (3MO LIBOR + 387.0bps)(a),(b)	2,000,000	2,088,446
Charles Schwab Corp. (The), Series E, 4.63%, Perpetual (3MO LIBOR + 331.50bps)(b)	400,000	404,000
CIT Group, Inc., Class A, 5.80%, Perpetual(b)	1,000,000	1,017,250
Citadel LP, 4.88%, 1/15/2027(a)	3,000,000	3,317,360
Citigroup, Inc., 4.70%, Perpetual (SOFRRATE + 323.4bps)(b)	500,000	512,188
Citizens Financial Group, Inc., 4.20%, Perpetual (3MO LIBOR + 396.0bps)(b)	2,000,000	2,002,500
Citizens Financial Group, Inc., Series C, 6.38%, Perpetual (3MO LIBOR + 315.7bps)(b)	1,500,000	1,578,750
Commerzbank AG, 7.00%, Perpetual (USISDA05 + 522.8bps)(b)	2,000,000	2,133,950
	Principal
	Amount	Fair Value
ConnectOne Bancorp, Inc., 5.20%, 2/1/2028 (3MO LIBOR + 284.0bps)(b)	$2,000,000	$2,028,519
Cowen, Inc., 7.25%, 5/6/2024(a)	4,000,000	4,296,046
Credit Suisse Group AG, 5.10%, Perpetual (H15T5Y + 329.3bps)(a),(b)	500,000	512,650
Credit Suisse Group AG, 7.25%, Perpetual (USSW5 + 433.2bps)(a),(b)	3,000,000	3,378,885
Depository Trust & Clearing Corp. (The), Series C, 3.38%, Perpetual (3MO LIBOR + 316.7bps)(a),(b)	1,000,000	979,250
Dime Community Bancshares, Inc., 4.50%, 6/15/2027 (3MO LIBOR + 266.0bps)(b)	1,000,000	1,003,362
Discover Financial Services, Series C, 5.50%, Perpetual (3MO LIBOR + 307.6bps)(b)	1,334,000	1,422,377
Enstar Group Ltd., 4.95%, 6/1/2029	5,000,000	5,765,658
Everest Reinsurance Holdings, Inc., 2.61%, 5/15/2037 (3MO LIBOR + 238.5bps)(b)	5,902,000	5,355,266
F&M Financial Services Corp., Series QIB, 5.95%, 9/15/2029 (SOFRRATE + 484.0bps)(a),(b)	4,000,000	4,106,509
FedNat Holding Co., 7.50%, 3/15/2029	2,400,000	2,508,000
Fidelity & Guaranty Life Holdings, Inc., 5.50%, 5/1/2025(a)	2,000,000	2,335,140
Fifth Third Bancorp, Series J, 3.38%, Perpetual (3MO LIBOR + 312.9bps)(b)	4,000,000	3,935,000

YORKTOWN MULTI-ASSET INCOME FUND
SCHEDULE OF INVESTMENTS, Continued

	Principal
	Amount	Fair Value
Fifth Third Bancorp, 5.10%, Perpetual (3MO LIBOR + 303.3bps)(b)	$1,000,000	$1,020,000
First Financial Bancorp, 5.13%, 8/25/2025	2,400,000	2,557,963
GATX Corp., Class B, 4.00%, 6/30/2030	2,000,000	2,344,073
Goldman Sachs Group, Inc. (The), Series P, 5.00%, Perpetual (3MO LIBOR + 287.4bps)(b)	6,000,000	5,967,000
Hallmark Financial Services, Inc., 6.25%, 8/15/2029	2,000,000	1,510,000
Hartford Financial Services Group, Inc. (The), 2.35%, 2/12/2047 (3MO LIBOR + 212.5bps)(a),(b)	6,117,000	5,642,178
Icahn Enterprises LP, 6.75%, 2/1/2024	1,093,000	1,118,554
Icahn Enterprises LP, 4.38%, 2/1/2029(a)	250,000	248,538
ILFC E-Capital Trust I, 3.23%, 12/21/2065 (USD CMT 30YR + 155.0bps)(a),(b)	590,000	458,106
ILFC E-Capital Trust I, 3.23%, 12/21/2065 (USD CMT 30YR + 155.0bps)(a),(b)	2,250,000	1,747,013
ILFC E-Capital Trust II, 3.48%, 12/21/2065 (H15T30Y + 180.0bps)(a),(b)	1,000,000	809,050
ING Groep NV, 5.75%, Perpetual (H15T5Y + 432.2bps)(b)	1,000,000	1,084,585
Intesa Sanpaolo SpA, 5.71%, 1/15/2026(a)	4,000,000	4,532,791
Investar Holding Corp., 5.13%, 12/30/2029(a),(b)	1,000,000	1,034,364
JPMorgan Chase & Co., Series V, 3.56%, 1/1/2049 (3MO LIBOR + 332.0bps)(b)	4,000,000	3,968,730
	Principal
	Amount	Fair Value
JPMorgan Chase & Co., Series I, 3.68%, 4/29/2049 (3MO LIBOR + 347.0bps)(b)	$681,000	$677,747
JPMorgan Chase & Co., Series HH, 4.60%, 8/1/2168 (SOFRRATE + 312.5bps)(b)	1,000,000	1,030,250
Liberty Mutual Group, Inc., 3.95%, 5/15/2060(a)	500,000	587,519
Liberty Mutual Group, Inc., 4.30%, 2/1/2061(a)	500,000	491,899
Lincoln National Corp., 2.58%, 5/17/2066 (3MO LIBOR + 235.8bps)(b)	1,000,000	846,250
Lincoln National Corp., 2.26%, 4/20/2067 (3MO LIBOR + 204.0bps)(b)	5,623,000	4,494,886
Lloyds Banking Group PLC, 7.50%, Perpetual (USSW5 + 476.0bps)(b)	3,000,000	3,342,660
Lloyds Banking Group PLC, 7.50%, Perpetual (USSW5 + 449.6bps)(b)	2,000,000	2,285,900
Macquarie Bank Ltd., 3.62%, 6/3/2030(a)	1,000,000	1,084,205
Massachusetts Mutual Life Insurance Co., 3.38%, Perpetual(a)	1,000,000	1,073,329
Meridian Corp., 5.38%, 12/30/2029 (SOFRRATE + 395.0bps)(b)	2,000,000	1,998,028
MetLife, Inc., Series C, 3.79%, Perpetual (3MO LIBOR +357.5bps)(b)	1,500,000	1,503,750
Midland States Bancorp, Inc., 5.00%, 9/30/2029 (SOFRRATE + 361.0bps)(b)	4,000,000	4,080,652
MidWestOne Financial Group, Inc., 5.75%, 7/30/2030(b)	1,000,000	1,018,986

YORKTOWN MULTI-ASSET INCOME FUND
SCHEDULE OF INVESTMENTS, Continued

	Principal
	Amount	Fair Value
Millennium Consolidated Holdings LLC, 7.50%, 6/30/2023(a)	$4,000,000	$4,123,013
Minnwest Corp., Series AI, 5.88%, 7/15/2028 (3MO LIBOR + 298.0bps)(b)	400,000	417,422
Morgan Stanley, Series H, 3.85%, Perpetual (3MO LIBOR + 361.0bps)(b)	3,000,000	2,996,309
Nationwide Mutual Insurance Co., 4.35%, 4/30/2050(a)	1,000,000	1,137,092
Natwest Group PLC, 8.63%, Perpetual (USSW5 + 759.8bps)(b)	3,000,000	3,111,660
Navient Corp., 6.63%, 7/26/2021	1,000,000	1,024,375
New York Community Bancorp, Inc., 5.90%, 11/6/2028 (3MO LIBOR + 278.0bps)(b)	1,000,000	1,040,164
Northpointe Bancshares, Inc., 6.00%, 9/30/2029 (SOFRRATE + 490.5bps)(a),(b)	1,000,000	1,033,414
Ohio National Financial Services, Inc., 5.55%, 1/24/2030(a)	4,000,000	4,255,820
Ohio National Financial Services, Inc., 6.63%, 5/1/2031(a)	1,000,000	1,101,331
OneMain Finance Corp., 5.38%, 11/15/2029	2,000,000	2,205,000
Pacific LifeCorp, 3.35%, 9/15/2050(a)	500,000	539,389
Principal Financial Group, Inc., 3.27%, 5/15/2055 (3MO LIBOR + 304.4bps)(b)	2,000,000	1,963,750
Provident Financing Trust, 7.41%, 3/15/2038	2,000,000	2,306,868
Radian Group, Inc., 6.63%, 3/15/2025	2,250,000	2,541,488
Regions Financial Corp., 5.75%, Perpetual (H15T5Y + 542.6bps)(b)	500,000	559,685
	Principal
	Amount	Fair Value
Reinsurance Group of America, Inc., 2.88%, 12/15/2065 (3MO LIBOR + 266.5bps)(b)	$3,600,000	$3,312,000
Reliant Bancorp, Inc., 5.13%, 12/15/2029 (SOFRRATE + 376.5bps)(b)	2,000,000	2,007,446
SBL Holdings, Inc., 5.13%, 11/13/2026(a)	2,000,000	2,016,754
SBL Holdings, Inc., 7.00%, Perpetual (H15T5Y + 558.0bps)(a),(b)	1,000,000	847,500
Signature Bank, 4.13%, 11/1/2029 (3MO LIBOR + 255.9bps)(b)	1,000,000	1,026,840
Standard Life Aberdeen PLC, 4.25%, 6/30/2028	1,550,000	1,659,951
Synovus Financial Corp., 5.90%, 2/7/2029 (USSW5 + 337.9bps)(b)	3,000,000	3,238,017
Truist Financial Corp., Series N, 4.80%, Perpetual (H15T5Y + 300.3bps)(b)	3,000,000	3,133,980
Truist Financial Corp., Series M, 5.13%, Perpetual (3MO LIBOR + 278.6bps)(b)	2,000,000	2,145,000
UniCredit SpA, 7.83%, 12/4/2023(a)	3,000,000	3,541,137
UniCredit SpA, 5.86%, 6/19/2032 (USISDA05 + 370.3bps)(a),(b)	2,000,000	2,221,398
UniCredit SpA, 5.46%, 6/30/2035 (H15T5Y + 475.0bps)(a),(b)	500,000	538,558
Unifin Financiera SAB de CV Sociedad Financiera de Objeto Multiple, Entidad No Regulada, 8.38%, 1/27/2028(a)	1,000,000	936,520
Valley National Bancorp, 5.25%, 6/15/2030 (SOFRRATE + 514.0bps)(b)	750,000	791,976

YORKTOWN MULTI-ASSET INCOME FUND
SCHEDULE OF INVESTMENTS, Continued

	Principal
	Amount	Fair Value
Volunteer State Bancshares, Inc., 5.75%, 11/15/2029(a),(b)	$1,500,000	$1,444,070
Voya Financial, Inc., 5.65%, 5/15/2053 (3MO LIBOR + 358.0bps)(b)	2,000,000	2,123,490
WT Holdings, Inc., 7.00%, 4/30/2023	1,000,000	1,020,490
Zenith National Insurance Capital Trust, 8.55%, 8/1/2028(a)	1,864,243	2,362,498
Zions Bancorp, 5.80%, Perpetual (3MO LIBOR + 380.0bps)(b)	1,000,000	1,000,700
		222,859,034
Health Care — 0.93%
Perrigo Finance Unlimited Co., 3.15%, 6/15/2030	1,000,000	1,056,411
Perrigo Finance Unlimited Co., 4.90%, 12/15/2044	2,000,000	2,172,984
Viatris, Inc., 3.85%, 6/22/2040(a)	1,000,000	1,105,725
		4,335,120
Industrials — 2.85%
ADT Security Corp. (The), 4.88%, 7/15/2032(a)	3,500,000	3,792,075
American Airlines, Inc. Pass Through Trust, Series 2013-2, Class A, 4.95%, 1/15/2023	422,235	414,369
American Airlines, Inc. Pass Through Trust, Series 2015-1, Class B, 3.70%, 5/1/2023	1,029,719	929,184
Prime Security Services Borrower LLC, 5.75%, 4/15/2026(a)	2,000,000	2,192,100
R.R. Donnelley & Sons Co., 8.88%, 4/15/2021	107,000	109,140
Stena International SA, 5.75%, 3/1/2024(a)	3,730,000	3,706,296
Textron Financial Corp., 1.96%, 2/15/2042 (3MO LIBOR + 173.5bps)(a),(b)	2,600,000	2,086,500
		13,229,664
	Principal
	Amount	Fair Value
Materials — 4.43%
Alcoa Nederland Holding BV, 6.75%, 9/30/2024(a)	$3,036,000	$3,155,543
Alcoa Nederland Holding BV, 5.50%, 12/15/2027(a)	1,000,000	1,076,520
Ball Corp., 2.88%, 8/15/2030	1,000,000	996,550
Bemis Co., Inc., 2.63%, 6/19/2030	500,000	531,497
Commercial Metals Co., 3.88%, 2/15/2031	500,000	512,500
Domtar Corp., 6.25%, 9/1/2042	1,000,000	1,271,357
Freeport-McMoRan, Inc., 5.25%, 9/1/2029	1,000,000	1,116,690
Kinross Gold Corp., 6.88%, 9/1/2041	3,750,000	5,129,808
Mosaic Co. (The), 5.45%, 11/15/2033	1,000,000	1,253,953
Norbord, Inc., 6.25%, 4/15/2023(a)	3,400,000	3,692,893
Reynolds Group Issuer, Inc., 5.13%, 7/15/2023(a)	36,000	36,464
Reynolds Group Issuer, Inc., 4.00%, 10/15/2027(a)	500,000	503,600
Unigel Luxembourg SA, 8.75%, 10/1/2026(a)	1,000,000	1,062,260
WRKCo, Inc., 3.00%, 6/15/2033	250,000	272,760
		20,612,395
Real Estate — 0.23%
Iron Mountain, Inc., 5.25%, 7/15/2030(a)	1,000,000	1,061,250

Technology — 3.71%
Broadcom, Inc., 4.15%, 11/15/2030	500,000	567,477
Broadcom, Inc., 2.60%, 2/15/2033(a)	1,000,000	993,148
Dell International LLC/ EMC Corp., 6.20%, 7/15/2030(a)	1,000,000	1,280,014
Dell International LLC/ EMC Corp., 8.35%, 7/15/2046(a)	2,000,000	2,978,783

YORKTOWN MULTI-ASSET INCOME FUND
SCHEDULE OF INVESTMENTS, Continued

	Principal
	Amount	Fair Value
HP, Inc., 6.00%, 9/15/2041	$2,538,000	$3,253,791
Ingram Micro, Inc., 5.00%, 8/10/2022	3,040,000	3,160,811
Microchip Technology, Inc., 4.25%, 9/1/2025(a)	1,000,000	1,047,733
Pitney Bowes, Inc., 5.95%, 4/1/2023(b)	3,795,000	3,979,608
		17,261,365
Utilities — 3.34%
AEP Texas, Inc., Series I, 2.10%, 7/1/2030	500,000	516,382
Appalachian Power Co., Series Z, 3.70%, 5/1/2050	1,000,000	1,139,644
Dayton Power & Light Co. (The), 3.95%, 6/15/2049	1,000,000	1,153,985
Duke Energy Progress LLC, 2.50%, 8/15/2050	500,000	480,160
Kentucky Utilities Co., 3.30%, 6/1/2050	1,000,000	1,081,151
NextEra Energy Capital Holdings, Inc., 2.31%, 10/1/2066 (3MO LIBOR + 206.70bps)(b)	1,000,000	901,745
NRG Energy, Inc., 4.45%, 6/15/2029(a)	1,000,000	1,155,700
Pacific Gas and Electric Co., 4.25%, 3/15/2046	500,000	524,538
Pacific Gas and Electric Co., 3.50%, 8/1/2050	500,000	480,508
PPL Capital Funding, Inc., Series A, 2.91%, 3/30/2067 (3MO LIBOR + 266.5bps)(b)	5,000,000	4,649,816
Southern California Edison Co., 2.25%, 6/1/2030	1,000,000	1,026,740
Southern California Edison Co., Series B, 4.88%, 3/1/2049	1,000,000	1,266,864
Topaz Solar Farms LLC, 5.75%, 9/30/2039(a)	1,000,000	1,156,359
		15,533,592

Total Corporate Bonds and Notes
(Cost $340,677,339)		358,523,847
	Principal
	Amount	Fair Value
ASSET BACKED SECURITIES — 9.19%
American Credit Acceptance Receivables Trust, Series 2019-2, Class E, 4.29%, 12/10/2021(a)	$2,000,000	$2,113,023
American Credit Acceptance Receivables Trust, Series 2019-3, Class F, 5.42%, 5/12/2026(a)	550,000	573,241
Applebee’s/IHOP Funding LLC, Series 2019-1A, Class A2I, 4.19%, 6/5/2024(a)	864,833	873,969
Carvana Auto Receivables Trust, Series 2020-N1A, Class E, 5.20%, 2/18/2025(a)	1,000,000	1,081,107
Carvana Auto Receivables Trust, Series 2019-2A, Class E, 5.01%, 4/15/2026(a)	750,000	806,041
Conn’s Receivables Funding LLC, Series 2019-B, Class C, 4.60%, 11/15/2021(a)	1,000,000	1,004,956
Continental Credit Card ABS, Series 2019-1A, Class C, 6.16%, 3/15/2023(a)	3,000,000	3,133,233
CPS Auto Receivables Trust, Series 2019-C, Class E, 4.30%, 9/15/2023(a)	2,000,000	2,073,461
DT Auto Owner Trust, Series 2019-3A, Class E, 3.85%, 2/15/2023(a)	2,750,000	2,884,261
DT Auto Owner Trust, Series 2020-2A, Class D, 4.73%, 3/16/2026(a)	500,000	547,152
Exeter Automobile Receivables Trust, Series 2021-1A, Class E, 2.21%, 2/18/2028(a)	1,155,000	1,157,802
First Investors Auto Owner Trust, Series 2019-2A, Class F, 5.69%, 10/16/2023(a)	2,000,000	2,077,596

YORKTOWN MULTI-ASSET INCOME FUND
SCHEDULE OF INVESTMENTS, Continued

	Principal
	Amount	Fair Value
Flagship Credit Auto Trust, Series 2018-3, Class E, 5.28%, 4/17/2023(a)	$2,000,000	$2,148,020
Foursight Capital Automobile Receivables Trust, Series 2021-1, Class E, 2.98%, 4/15/2027(a)	1,270,000	1,273,999
GLS Auto Receivables Issuer Trust, Series 2019-3A, Class D, 3.84%, 8/15/2023(a)	3,000,000	3,126,373
Helios Issuer LLC, Series 2017-1A, Class B, 6.00%, 9/20/2049(a)	1,463,640	1,557,886
Longtrain Leasing III LLC, Series 2015-1A, Class A2, 4.06%, 1/15/2045(a)	980,190	1,006,602
METAL Cayman LLC, Series 2017-1, Class B, 6.50%, 10/15/2042(a)	2,847,976	1,935,544
Mosaic Solar Loans LLC, Series 2017-2A, Class D, 0.00%, 6/22/2043(a)	1,433,428	1,392,544
Pawnee Equipment Receivables LLC, Series 2019-1, Class E, 3.80%, 1/15/2026(a)	467,000	454,342
Planet Fitness Master Issuer LLC, Series 2018-1A, Class A2I, 4.26%, 9/5/2048(a)	469,200	470,922
Sapphire Aviation Finance I Ltd., Series 2018-1A, Class C, 7.39%, 3/15/2040(a)	2,717,936	1,935,178
SCF Equipment Leasing LLC, Series 2019- 1A, Class F, 6.00%, 4/20/2030(a)	2,205,597	2,112,397
United Auto Credit Securitization Trust, Series 2019-1, Class E, 4.29%, 8/12/2024(a)	500,000	512,933
US Auto Funding LLC, Series 2019-1A, Class D, 8.06%, 3/15/2023(a)	3,000,000	3,143,799
	Principal
	Amount	Fair Value
Westlake Automobile Receivables Trust, Series 2018-3A, Class F, 6.02%, 2/18/2025(a)	$3,255,000	$3,379,195

Total Asset Backed Securities
(Cost $42,931,098)		42,775,576

U.S. GOVERNMENT & AGENCIES — 6.32%
Fannie Mae, Pool #BP2175, 3.00%, 2/1/2035	1,219,877	1,310,984
Fannie Mae, Pool #BP6800, 2.50%, 5/1/2035	815,021	856,074
Fannie Mae, Pool #CA4781, 2.50%, 11/1/2049	1,874,436	1,982,822
Fannie Mae, Pool #CA5306, 3.00%, 3/1/2050	756,846	796,608
Fannie Mae, Pool #B07843, 3.00%, 3/1/2050	818,410	862,876
Fannie Mae, Pool #FM3747, 2.50%, 8/1/2050	955,039	1,009,288
Fannie Mae, Pool #BQ2367, 2.00%, 9/1/2050	990,374	1,023,276
Fannie Mae, Pool #MA4191, 2.00%, 11/1/2050	987,931	1,013,792
Federal Agricultural Mortgage Corp., 3.05%, 6/29/2032	500,000	586,028
Federal Agricultural Mortgage Corp., 3.14%, 10/18/2032	575,000	679,815
Federal Farm Credit Bank, 2.75%, 6/12/2034	1,000,000	1,134,715
Federal Farm Credit Bank, 1.80%, 6/4/2035	1,000,000	1,002,648
Federal Farm Credit Bank, 1.65%, 7/23/2035	500,000	496,239
Federal Farm Credit Bank, 3.25%, 12/4/2035	530,000	637,063
Federal Farm Credit Bank, 2.03%, 3/5/2036	1,000,000	1,041,189

YORKTOWN MULTI-ASSET INCOME FUND
SCHEDULE OF INVESTMENTS, Continued

	Principal
	Amount	Fair Value
Federal Farm Credit Bank, 2.13%, 5/21/2040	$1,000,000	$977,084
Federal Farm Credit Bank, 1.95%, 8/13/2040	1,000,000	993,804
Federal Farm Credit Bank, 2.07%, 12/21/2040	500,000	500,101
Federal Home Loan Bank, 1.35%, 6/25/2030	1,000,000	983,786
Federal Home Loan Bank, 2.01%, 7/16/2040	1,000,000	1,001,535
Federal Home Loan Mortgage Corp., 1.50%, 7/27/2032	1,000,000	996,943
Federal Home Loan Mortgage Corp., 1.75%, 7/27/2035	1,500,000	1,470,812
Freddie Mac, Pool #QN1673, 3.50%, 3/1/2035	792,524	857,342
Freddie Mac, Pool #RA1102, 4.00%, 7/1/2049	554,772	595,113
Freddie Mac, Pool #RA2314, 3.50%, 3/1/2050	871,398	945,676
Freddie Mac, Pool #RA2657, 3.50%, 5/1/2050	1,641,639	1,785,428
Freddie Mac, Pool #RE6051, 2.50%, 7/1/2050	822,414	852,886
Freddie Mac, Pool #SD0430, 2.50%, 8/1/2050	966,774	1,025,928
Tennessee Valley Authority, 7.13%, 5/1/2030	1,000,000	1,509,454
Tennessee Valley Authority, 3.50%, 12/15/2042	387,000	474,638

Total U.S. Government & Agencies
(Cost $29,374,111)		29,403,947
	Principal
	Amount	Fair Value
COLLATERALIZED LOAN OBLIGATIONS — 3.57%
Apex Credit CLO Ltd., Series 2018-1A, Class B, 1.82%, 4/25/2031 (3MO LIBOR + 160.0bps)(a),(b)	$1,190,000	$1,193,169
Apex Credit CLO Ltd., Series 2019-2A, Class B, 2.32%, 10/25/2032 (3MO LIBOR + 210.0bps)(a),(b)	2,100,000	2,112,428
Atrium XII, Series 2012A, Class CR, 1.87%, 4/22/2027 (3MO LIBOR + 165.0bps)(a),(b)	2,500,000	2,494,180
Goldentree Loan Management US CLO Ltd., Series 2019-4A, Class C, 2.92%, 4/24/2031 (3MO LIBOR + 270.0bps)(a),(b)	410,000	410,798
Hildene TruPS Financials Note Securitization Ltd., Series 2019- 2A, Class A2, 2.66%, 5/22/2039 (3MO LIBOR + 245.0bps)(a),(b)	3,000,000	2,970,000
Oaktree CLO Ltd., Series 2019-4A, Class C, 3.17%, 10/20/2032 (3MO LIBOR + 295.0bps)(a),(b)	1,500,000	1,503,592
Wellfleet CLO Ltd., Series 2016-1A, Class CR, 2.22%, 4/20/2028 (3MO LIBOR + 200.0bps)(a),(b)	3,000,000	2,982,741

YORKTOWN MULTI-ASSET INCOME FUND
SCHEDULE OF INVESTMENTS, Continued

	Principal
	Amount	Fair Value
Zais CLO5 Ltd., Series 2016-2A, Class B, 3.54%, 10/15/2028 (3MO LIBOR + 330.0bps)(a),(b)	$3,000,000	$2,957,034

Total Collateralized Loan Obligations
(Cost $16,514,947)		16,623,942

Total Investments — 99.51%
(Cost $444,261,674)		462,937,112
Other Assets in Excess of Liabilities — 0.49%		2,287,302
Net Assets — 100.00%		$465,224,414

(a)	Security exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. The security may be resold in transactions exempt from registration, normally to qualified institutional buyers. The total fair value of these securities as January 31, 2021 was $195,025,426, representing 41.92% of net assets.

(b)	Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of January 31, 2021. For securities based on a published reference rate and spread, the reference rate and spread (in basis points) are indicated parenthetically. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities, therefore, do not indicate a reference rate and spread.

The accompanying notes are an integral part of these financial statements.

YORKTOWN SHORT TERM BOND FUND
SCHEDULE OF INVESTMENTS
January 31, 2021

Fund Holdings (as a percentage of net assets)
Corporate Bonds and Notes	61.24%
Asset Backed Securities	26.29%
U.S. Government & Agencies	5.42%
Collateralized Loan Obligations	3.72%
Commercial Paper	0.69%
Other	2.64%
100.00%

	Principal
	Amount	Fair Value
CORPORATE BONDS AND NOTES — 61.24%
Communications — 0.36%
Verizon Communications, Inc., 1.32%, 5/15/2025 (3MO LIBOR + 110.0bps)(a)	$2,000,000	$2,059,255

Consumer Discretionary — 6.62%
AutoNation, Inc., 3.50%, 11/15/2024	4,000,000	4,330,299
Daimler Finance North America LLC, 1.12%, 2/15/2022 (3MO LIBOR + 90.0bps)(a),(b)	1,000,000	1,007,637
General Motors Financial Co., Inc., 4.20%, 3/1/2021	764,000	764,000
General Motors Financial Co., Inc., 1.33%, 11/6/2021 (3MO LIBOR + 110.0bps)(a)	3,000,000	3,013,256
General Motors Financial Co., Inc., 1.55%, 6/30/2022 (3MO LIBOR + 131.0bps)(a)	2,000,000	2,020,382
General Motors Financial Co., Inc., 1.23%, 1/5/2023 (3MO LIBOR + 99.0bps)(a)	750,000	755,219
General Motors Financial Co., Inc., 1.25%, 1/8/2026	1,000,000	997,579
Harley-Davidson Financial Services, Inc., 3.55%, 5/21/2021(b)	1,000,000	1,009,485
Harley-Davidson Financial Services, Inc., 4.05%, 2/4/2022(b)	1,575,000	1,629,914

	Principal
	Amount	Fair Value
Home Depot, Inc. (The), 0.54%, 3/1/2022 (3MO LIBOR + 31.0bps)(a)	$1,200,000	$1,204,638
Hyundai Capital America, 3.25%, 9/20/2022(b)	2,080,000	2,165,017
Hyundai Capital America, 2.85%, 11/1/2022(b)	500,000	517,878
Hyundai Capital America, 1.25%, 9/18/2023(b)	500,000	505,263
Hyundai Capital America, 4.30%, 2/1/2024(b)	1,000,000	1,098,980
Marriott International, Inc., 0.88%, 3/8/2021 (3MO LIBOR + 65.0bps)(a)	783,000	783,215
Nexteer Automotive Group Ltd., 5.88%, 11/15/2021	1,800,000	1,801,008
Nexteer Automotive Group Ltd., 5.88%, 11/15/2021(b)	2,645,000	2,646,482
Nissan Motor Acceptance Corp., 0.74%, 3/15/2021 (3MO LIBOR + 52.0bps)(a),(b)	760,000	759,997
Nissan Motor Acceptance Corp., 3.65%, 9/21/2021(b)	1,000,000	1,018,277
Nissan Motor Acceptance Corp., 0.94%, 9/28/2022 (3MO LIBOR + 69.0bps)(a),(b)	2,000,000	1,991,078
Nissan Motor Co. Ltd., 3.04%, 9/15/2023(b)	1,100,000	1,156,083
Nissan Motor Co. Ltd., 3.52%, 9/17/2025(b)	2,000,000	2,143,237
PulteGroup, Inc., 4.25%, 3/1/2021	1,000,000	1,000,000
QVC, Inc., 4.38%, 3/15/2023	2,636,000	2,790,865

YORKTOWN SHORT TERM BOND FUND
SCHEDULE OF INVESTMENTS, Continued

	Principal
	Amount	Fair Value
Toyota Motor Credit Corp., MTN, 0.37%, 1/11/2024 (SOFRRATE + 33.0bps)(a)	$1,000,000	$1,002,181
		38,111,970
Consumer Staples — 1.81%
7-Eleven, Inc., 0.80%, 2/10/2024(b)	1,000,000	1,001,569
BAT Capital Corp., 1.10%, 8/15/2022 (3MO LIBOR + 65.0bps)(a)	500,000	504,155
Bunge Ltd Finance Corp., 4.35%, 3/15/2024	3,000,000	3,318,892
JBS USA Lux S.A., 5.75%, 6/15/2025(b)	2,000,000	2,064,750
Walgreen Co., 3.10%, 9/15/2022	1,000,000	1,042,063
Walgreens Boots Alliance, Inc., 3.80%, 11/18/2024	2,250,000	2,487,570
		10,418,999
Energy — 0.21%
Chevron Corp., 1.55%, 5/11/2025	1,000,000	1,032,862
Saudi Arabian Oil Co., 1.25%, 11/24/2023(b)	200,000	202,105
		1,234,967
Financials — 42.09%
AerCap Ireland Capital, 3.50%, 1/15/2025	2,000,000	2,134,617
AIB Group PLC, 4.26%, 4/10/2025 (3MO LIBOR + 187.4bps)(a),(b)	3,000,000	3,277,239
Air Lease Corp., 2.25%, 1/15/2023	250,000	257,065
Air Lease Corp., MTN, 0.70%, 2/15/2024	1,000,000	992,514
Allegiance Bank, 5.25%, 12/15/2027 (3MO LIBOR + 303.0bps)(a)	50,000	51,672
Allied World Assurance Co. Holdings Ltd., 4.35%, 10/29/2025	1,800,000	1,949,882
Ally Financial, Inc., 4.25%, 4/15/2021	1,000,000	1,007,468

	Principal
	Amount	Fair Value
Ally Financial, Inc., 4.63%, 5/19/2022	$2,000,000	$2,103,899
Ally Financial, Inc., 3.05%, 6/5/2023	500,000	525,911
Antares Holdings LP, 6.00%, 8/15/2023(b)	3,000,000	3,108,437
Antares Holdings LP, 3.95%, 7/15/2026(b)	1,500,000	1,505,812
Associated Banc-Corp, 4.25%, 1/15/2025	1,401,000	1,516,112
Assurant, Inc., 4.00%, 3/15/2023	416,000	446,393
Athene Global Funding, 4.00%, 1/25/2022(b)	2,000,000	2,069,548
Athene Global Funding, 1.47%, 7/1/2022 (3MO LIBOR + 123.0bps)(a),(b)	2,000,000	2,025,051
Athene Global Funding, 1.20%, 10/13/2023(b)	500,000	505,881
Athene Global Funding, 2.75%, 6/25/2024(b)	1,250,000	1,328,589
Aviation Capital Group LLC, 1.95%, 1/30/2026(b)	1,000,000	992,511
Avolon Holdings Funding Ltd., 3.63%, 5/1/2022(b)	1,000,000	1,022,840
Avolon Holdings Funding Ltd., 2.13%, 2/21/2026(b)	1,000,000	981,210
Banco Santander Chile, 2.70%, 1/10/2025(b)	150,000	158,760
Banco Santander SA, 1.34%, 4/12/2023 (3MO LIBOR + 112.0bps)(a)	1,200,000	1,219,832
Banco Santander SA, 2.75%, 5/28/2025	1,000,000	1,070,377
Banco Santander SA, 5.18%, 11/19/2025	400,000	466,399
Bank of America Corp., 1.22%, 4/24/2023 (3MO LIBOR + 100.0bps)(a)	2,000,000	2,020,976
Bank of America Corp., MTN, 0.88%, 12/1/2026(a)	3,212,000	3,131,745

YORKTOWN SHORT TERM BOND FUND
SCHEDULE OF INVESTMENTS, Continued

	Principal
	Amount	Fair Value
Bank of Ireland Group PLC, 4.50%, 11/25/2023(b)	$3,465,000	$3,799,974
Bank of Nova Scotia (The), 1.30%, 6/11/2025	2,000,000	2,042,159
Barclays PLC, 3.68%, 1/10/2023	1,000,000	1,028,866
Barclays PLC, 1.60%, 5/16/2024 (3MO LIBOR + 138.0bps)(a)	1,000,000	1,020,059
Barclays PLC, 4.34%, 5/16/2024 (3MO LIBOR + 140.0bps)(a)	2,000,000	2,160,816
BGC Partners, Inc., 3.75%, 10/1/2024	4,000,000	4,198,101
BPCE SA, 1.46%, 9/12/2023 (3MO LIBOR + 124.0bps)(a),(b)	1,430,000	1,462,632
BPCE SA, 2.38%, 1/14/2025(b)	500,000	526,638
Cantor Fitzgerald LP, 4.88%, 5/1/2024(b)	4,000,000	4,450,490
Capital One Financial Corp., 2.60%, 5/11/2023	1,000,000	1,045,258
Charles Schwab Corp. (The), 0.90%, 3/11/2026	250,000	251,334
Citadel LP, 5.38%, 1/17/2023(b)	3,704,000	3,980,684
Citizens Bank NA, 1.04%, 5/26/2022 (3MO LIBOR + 81.0bps)(a)	1,250,000	1,260,450
Citizens Financial Group, Inc., 4.30%, 12/3/2025	3,000,000	3,434,685
CNO Financial Group, Inc., 5.25%, 5/30/2025	3,404,000	3,951,548
Credit Agricole SA, 1.24%, 4/24/2023 (3MO LIBOR + 102.0bps)(a),(b)	1,000,000	1,015,194
Credit Suisse Group AG, 1.46%, 6/12/2024 (3MO LIBOR + 124.0bps)(a),(b)	4,000,000	4,079,627
Customers Bancorp, Inc., 3.95%, 6/30/2022	3,510,000	3,607,486

	Principal
	Amount	Fair Value
Customers Bancorp, Inc., 4.50%, 9/25/2024	$3,000,000	$3,250,721
Danske Bank A/S, 3.00%, 9/20/2022 (3MO LIBOR + 124.9bps)(a),(b)	500,000	507,241
Danske Bank A/S, 1.28%, 9/12/2023 (3MO LIBOR + 106.0bps)(a),(b)	2,000,000	2,013,009
Danske Bank A/S, 3.88%, 9/12/2023(b)	3,000,000	3,231,427
Danske Bank A/S, 1.17%, 12/8/2023(b)	500,000	502,466
Dime Community Bancshares, Inc., 4.50%, 6/15/2027 (3MO LIBOR + 266.0bps)(a)	2,195,000	2,202,379
Drawbridge Special Opportunities Fund LP, 3.88%, 2/15/2026(b)	2,000,000	2,017,254
Eagle Bancorp, Inc., 5.75%, 9/1/2024	610,000	659,403
Eagle Bancorp, Inc., 5.00%, 8/1/2026(a)	840,000	843,512
Enstar Group Ltd., 4.50%, 3/10/2022	3,000,000	3,110,922
Enterprise Financial Services Corp., 4.75%, 11/1/2026(a)	250,000	253,099
Equitable Financial Life Global Funding, 1.40%, 7/7/2025(b)	500,000	510,904
Equitable Financial Life Global Funding, 1.00%, 1/9/2026(b)	500,000	499,876
Fairfax Financial Holdings, Ltd., 4.88%, 8/13/2024(b)	2,000,000	2,218,305
Fidelity & Guaranty Life Holdings, Inc., 5.50%, 5/1/2025(b)	3,000,000	3,502,710
First Busey Corp., 3.75%, 5/25/2022	1,750,000	1,751,116
First Horizon National Corp., 3.55%, 5/26/2023	1,000,000	1,062,078

YORKTOWN SHORT TERM BOND FUND
SCHEDULE OF INVESTMENTS, Continued

	Principal
	Amount	Fair Value
Flushing Financial Corp., 5.25%, 12/15/2026 (3MO LIBOR + 344.0bps)(a)	$3,000,000	$3,027,287
Fulton Financial Corp., 4.50%, 11/15/2024	700,000	779,923
GA Global Funding Trust, 1.63%, 1/15/2026(b)	500,000	507,319
GE Capital International Funding Co., 3.37%, 11/15/2025	200,000	221,181
Global Atlantic Financial Co., 8.63%, 4/15/2021(b)	3,480,000	3,523,626
Hilltop Holdings, Inc., 5.00%, 4/15/2025	400,000	412,588
Home Bancshares, Inc., 5.63%, 4/15/2027 (3MO LIBOR + 357.5bps)(a)	572,000	583,532
HSBC Holdings PLC, 1.87%, 5/25/2021 (3MO LIBOR + 166.0bps)(a)	2,000,000	2,010,089
HSBC Holdings PLC, 4.25%, 3/14/2024	1,000,000	1,100,746
HSBC Holdings PLC, 1.22%, 5/18/2024 (3MO LIBOR + 100.0bps)(a)	1,000,000	1,012,940
HSBC Holdings PLC, 4.25%, 8/18/2025	1,313,000	1,481,485
HSBC Holdings PLC, 1.60%, 9/12/2026 (3MO LIBOR + 138.0bps)(a)	1,500,000	1,536,352
Huntington Bancshares, Inc., 2.63%, 8/6/2024	1,000,000	1,066,883
Infinity Property & Casualty Corp., 5.00%, 9/19/2022	2,000,000	2,125,996
Intesa Sanpaolo SpA, 3.38%, 1/12/2023(b)	4,000,000	4,180,711
Intesa Sanpaolo SpA, 3.25%, 9/23/2024(b)	4,000,000	4,271,682

	Principal
	Amount	Fair Value
Jackson National Life Global Funding, 0.53%, 3/16/2021 (3MO LIBOR + 31.0bps)(a),(b)	$1,000,000	$1,000,398
Jackson National Life Global Funding, 0.70%, 6/11/2021 (3MO LIBOR + 48.0bps)(a),(b)	1,000,000	1,001,594
Jackson National Life Global Funding, 0.98%, 6/27/2022 (3MO LIBOR + 73.0bps)(a),(b)	1,000,000	1,008,368
JPMorgan Chase & Co., 1.51%, 6/1/2024 (SOFRRATE + 145.5bps)(a)	500,000	511,905
Kemper Corp., 4.35%, 2/15/2025	2,000,000	2,217,629
Lakeland Bancorp, Inc., 5.13%, 9/30/2026(a)	1,250,000	1,268,296
Lloyds Banking Group PLC, 2.86%, 3/17/2023 (3MO LIBOR + 124.9bps)(a)	2,000,000	2,052,168
Lloyds Banking Group PLC, 1.33%, 6/15/2023 (H15T1Y + 110.0bps)(a)	500,000	505,608
Lloyds Banking Group PLC, 2.91%, 11/7/2023 (3MO LIBOR + 81.0bps)(a)	3,000,000	3,124,934
Lloyds Banking Group PLC, 4.58%, 12/10/2025(b)	250,000	285,352
Macquarie Bank Ltd., 1.24%, 11/28/2023 (3MO LIBOR + 102.0bps)(a),(b)	2,651,000	2,679,273
Macquarie Bank Ltd., 4.88%, 6/10/2025(b)	285,000	323,919
Macquarie Group Ltd., 1.60%, 3/27/2024 (3MO LIBOR + 135.0bps)(a),(b)	2,000,000	2,035,758

YORKTOWN SHORT TERM BOND FUND
SCHEDULE OF INVESTMENTS, Continued

	Principal
	Amount	Fair Value
Metropolitan Life Global Funding I, 0.61%, 1/13/2023 (SOFRRATE + 57.0bps)(a),(b)	$500,000	$503,770
Metropolitan Life Global Funding I, 0.36%, 1/7/2024 (SOFRRATE + 32.0bps)(a),(b)	1,000,000	1,001,439
Mitsubishi UFJ Financial Group, Inc., 1.41%, 7/17/2025	1,000,000	1,019,799
Mizuho Financial Group, Inc., 1.06%, 7/16/2023 (3MO LIBOR + 84.0bps)(a)	975,000	982,944
Morgan Stanley, MTN, 0.53%, 1/25/2024(a)	500,000	500,194
Nationwide Building Society, 3.62%, 4/26/2023 (3MO LIBOR + 181.1bps)(a),(b)	3,000,000	3,110,868
Nationwide Mutual Insurance Co., 2.51%, 12/15/2024 (3MO LIBOR + 229.0bps)(a),(b)	3,245,000	3,245,640
NatWest Markets PLC, 1.65%, 9/29/2022 (3MO LIBOR + 140.0bps)(a),(b)	1,000,000	1,019,068
New York Life Global Funding, 0.66%, 7/12/2022 (3MO LIBOR + 44.0bps)(a),(b)	2,360,000	2,372,799
New York Life Global Funding, 0.66%, 2/2/2023 (SOFRRATE + 22.0bps)(a),(b)	1,000,000	1,000,874
Nordea Bank Abp, 1.16%, 8/30/2023 (3MO LIBOR + 94.0bps)(a),(b)	1,000,000	1,012,773
Opus Bank, 5.50%, 7/1/2026(a)	228,000	231,516
Pacific Premier Bancorp, Inc., 5.75%, 9/3/2024	1,700,000	1,790,333
Park Aerospace Holdings Ltd., 4.50%, 3/15/2023(b)	2,500,000	2,629,392

	Principal
	Amount	Fair Value
Pershing Square Holdings Ltd., 5.50%, 7/15/2022(b)	$3,000,000	$3,167,963
Pinnacle Bank, 3.33%, 7/30/2025 (3MO LIBOR + 312.8bps)(a)	3,400,000	3,400,260
Pinnacle Financial Partners, Inc., 5.25%, 11/16/2026 (3MO LIBOR + 388.4bps)(a),(b)	255,000	257,741
Preferred Bank, 6.00%, 6/15/2026 (3MO LIBOR + 467.3bps)(a)	400,000	405,806
Principal Life Global Funding II, 1.25%, 6/23/2025(b)	1,000,000	1,019,808
Protective Life Global Funding, 1.08%, 6/9/2023(b)	500,000	508,263
Reliance Standard Life Global Funding II, 2.15%, 1/21/2023(b)	500,000	515,408
Reliance Standard Life Global Funding II, 2.50%, 10/30/2024(b)	500,000	526,801
Royal Bank of Scotland Group PLC, 3.50%, 5/15/2023(a)	2,000,000	2,074,628
Royal Bank of Scotland Group PLC, 5.13%, 5/28/2024	1,000,000	1,124,386
Royal Bank of Scotland Group PLC, 1.80%, 6/25/2024 (3MO LIBOR + 155.0bps)(a)	3,000,000	3,075,329
Santander Holdings USA, Inc., 3.50%, 6/7/2024	2,500,000	2,703,960
Santander UK PLC, 5.00%, 11/7/2023(b)	1,000,000	1,102,271
Signature Bank, 5.30%, 4/22/2026 (3MO LIBOR + 392.0bps)(a)	165,000	165,590
Simmons First National Corp., 5.00%, 4/1/2028 (3MO LIBOR + 215.0bps)(a)	2,826,000	2,858,722
Societe Generale SA, 5.00%, 1/17/2024(b)	3,345,000	3,701,551

YORKTOWN SHORT TERM BOND FUND
SCHEDULE OF INVESTMENTS, Continued

	Principal
	Amount	Fair Value
Societe Generale SA, 4.25%, 4/14/2025(b)	$3,000,000	$3,315,877
Southside Bancshares, Inc., 5.50%, 9/30/2026 (3MO LIBOR + 429.7bps)(a)	1,120,000	1,143,095
Spend Life Wisely Co., Inc., 5.88%, 3/15/2027 (3MO LIBOR + 374.2bps)(a),(b)	1,000,000	1,033,879
Standard Chartered PLC, 3.95%, 1/11/2023	1,250,000	1,315,524
Standard Chartered PLC, 3.95%, 1/11/2023(b)	2,000,000	2,104,839
Standard Chartered PLC, 4.25%, 1/20/2023 (3MO LIBOR + 115.0bps)(a),(b)	2,000,000	2,070,135
Stifel Financial Corp., 4.25%, 7/18/2024	3,000,000	3,354,489
Sumitomo Mitsui Financial Group, Inc., 1.02%, 10/16/2023 (3MO LIBOR + 80.0bps)(a)	1,000,000	1,012,064
Sumitomo Mitsui Financial Group, Inc., 1.47%, 7/8/2025	500,000	512,243
SunTrust Bank, 3.20%, 4/1/2024	1,000,000	1,084,834
Synchrony Financial, 4.38%, 3/19/2024	3,000,000	3,293,073
Synovus Bank, 2.29%, 2/10/2023 (SOFRRATE + 945.0bps)(a)	250,000	253,274
TCF National Bank, 6.25%, 6/8/2022	1,000,000	1,055,220
Truist Bank, 0.89%, 5/15/2027(a)	500,000	477,944
UBS Group AG, 1.01%, 7/30/2024 (H15TY + 83.0bps)(a),(b)	1,000,000	1,009,292
UniCredit SpA, 6.57%, 1/14/2022(b)	2,000,000	2,103,193
UniCredit SpA, 3.75%, 4/12/2022(b)	4,500,000	4,649,021

	Principal
	Amount	Fair Value
United Community Banks, Inc., MTN, 4.04%, 2/14/2022 (3MO LIBOR + 381.4bps)(a)	$500,000	$500,049
United Financial Bancorp, Inc., 5.75%, 10/1/2024	2,100,000	2,306,998
Valley National Bancorp, 5.13%, 9/27/2023	1,030,000	1,123,488
Wachovia Capital Trust II, 0.74%, 1/15/2027 (3MO LIBOR + 50.0bps)(a),(b)	2,000,000	1,927,560
Webster Financial Corp., 4.38%, 2/15/2024	3,000,000	3,209,974
WSFS Financial Corp., 4.50%, 6/15/2026(a)	250,000	251,107
WT Holdings, Inc., 7.00%, 4/30/2023(b)	3,000,000	3,061,470
		242,379,243
Health Care — 2.22%
Blue Cross & Blue Shield of Minnesota, 3.79%, 5/1/2025(b)	661,000	709,913
HCA, Inc., 5.00%, 3/15/2024	2,000,000	2,253,611
Highmark, Inc., 4.75%, 5/15/2021(b)	2,500,000	2,532,487
Perrigo Co. PLC, 4.00%, 11/15/2023	3,000,000	3,236,557
Perrigo Finance Unlimited Co., 3.90%, 12/15/2024	2,000,000	2,196,642
Universal Health Services, Inc., 5.00%, 6/1/2026(b)	1,270,000	1,315,796
Upjohn, Inc., 1.65%, 6/22/2025(b)	500,000	515,614
		12,760,620
Industrials — 2.41%
Air Canada Pass Through Trust, Series 2013-1, Class B, 5.38%, 5/15/2021(b)	210,311	210,841
American Airlines, Inc. Pass Through Trust, Series 2014-1, Class B, 4.38%, 10/1/2022	62,489	57,604

YORKTOWN SHORT TERM BOND FUND
SCHEDULE OF INVESTMENTS, Continued

	Principal
	Amount	Fair Value
Boeing Co. (The), 4.51%, 5/1/2023	$1,000,000	$1,076,567
Boeing Co. (The), 7.95%, 8/15/2024	1,472,000	1,774,672
Caterpillar Financial Services Corp., 0.82%, 6/6/2022 (3MO LIBOR + 59.0bps)(a)	650,000	654,707
CNH Industrial Capital LLC, 1.88%, 1/15/2026	250,000	260,076
Continental Airlines Pass Through Trust, Series 2000-2A1, Class A-1, 7.71%, 4/2/2021	49,344	49,243
Continental Airlines Pass Through Trust, Series 2007-1, Class A, 5.98%, 4/19/2022	1,226,906	1,258,244
Delta Air Lines Pass Through Trust, Series 2007-1, Class A, 6.82%, 8/10/2022	845,185	871,763
Delta Air Lines Pass Through Trust, Series 2002-1, Class G-1, 6.72%, 1/2/2023	15,831	16,260
Delta Air Lines Pass Through Trust, Series 2015-1, Class B, 4.25%, 7/30/2023	79,939	81,976
John Deere Capital Corp., 0.70%, 1/15/2026	500,000	499,145
nVent Finance SARL, 3.95%, 4/15/2023	1,075,000	1,126,631
Penske Truck Leasing Co. LP, 1.20%, 11/15/2025(b)	1,000,000	1,006,400
United Airlines Pass Through Trust, Series 2014-1, Class B, 4.75%, 4/11/2022	120,103	120,798
United Airlines Pass Through Trust, Series 2020-1, Class B, 4.88%, 1/15/2026	1,000,000	1,023,920
United Airlines Pass Through Trust, Series 2016-1, Class A, 3.45%, 7/7/2028	815,322	820,095

	Principal
	Amount	Fair Value
United Parcel Service, Inc., 0.69%, 4/1/2023 (3MO LIBOR + 45.0bps)(a)	$2,030,000	$2,044,388
US Airways Pass Through Trust, Series 2012-2, Class B, 6.75%, 6/3/2021	963,827	942,925
		13,896,255
Materials — 0.53%
Berry Global, Inc., 0.95%, 2/15/2024(b)	1,000,000	1,003,005
Berry Global, Inc., 1.57%, 1/15/2026(b)	500,000	503,438
Eagle Materials, Inc., 4.50%, 8/1/2026	1,000,000	1,036,382
Syngenta Finance NV, 3.13%, 3/28/2022	500,000	505,641
		3,048,466
Real Estate — 0.28%
SBA Tower Trust, Series 2019-1, Class C, 2.84%, 1/15/2025(b)	1,500,000	1,610,637
Technology — 3.82%
Broadcom, Inc., 3.63%, 10/15/2024	2,000,000	2,191,668
Dell International LLC/ EMC Corp., 5.45%, 6/15/2023(b)	1,000,000	1,098,862
Dell International LLC/ EMC Corp., 4.00%, 7/15/2024(b)	2,700,000	2,969,363
DXC Technology Co., 4.45%, 9/18/2022	3,000,000	3,165,236
HP, Inc., 2.20%, 6/17/2025	1,000,000	1,051,800
Juniper Networks, Inc., 1.20%, 12/10/2025	500,000	504,355
Leidos, Inc., 2.95%, 5/15/2023(b)	1,725,000	1,814,769
Microchip Technology, Inc., 2.67%, 9/1/2023(b)	1,000,000	1,046,252
Microchip Technology, Inc., 0.97%, 2/15/2024(b)	1,000,000	1,001,369
Seagate HDD Cayman, 4.88%, 3/1/2024	1,000,000	1,080,725

YORKTOWN SHORT TERM BOND FUND
SCHEDULE OF INVESTMENTS, Continued

	Principal
	Amount	Fair Value
Seagate HDD Cayman, 4.75%, 1/1/2025	$2,622,000	$2,843,756
Western Union Co. (The), 2.85%, 1/10/2025	3,000,000	3,216,959
		21,985,114
Utilities — 0.89% AES Corp. (The), 1.38%, 1/15/2026(b)	500,000	502,370
Enel Finance International NV, 2.65%, 9/10/2024	1,000,000	1,062,138
Pacific Gas and Electric Co., 1.60%, 11/15/2021 (3MO LIBOR + 137.5bps)(a)	525,000	526,326
Pacific Gas and Electric Co., 1.75%, 6/16/2022	1,000,000	1,003,355
Pinnacle West Capital Corp., 1.30%, 6/15/2025	2,000,000	2,035,673
		5,129,862
Total Corporate Bonds and Notes (Cost $342,064,667)		352,635,388
ASSET BACKED SECURITIES — 26.29%
321 Henderson Receivables I LLC, Series 2006-4A, Class A1, 0.33%, 12/15/2041 (1MO LIBOR + 20.0bps)(a),(b)	410,945	408,148
321 Henderson Receivables I LLC, Series 2007-1A, Class A1, 0.33%, 3/15/2042 (1MO LIBOR + 20.0bps)(a),(b)	2,918,716	2,808,337
321 Henderson Receivables I LLC, Series 2004-A, Class A1, 0.48%, 9/15/2045 (1MO LIBOR + 35.0bps)(a),(b)	601,864	592,899
ACC Trust, Series 2019-2, Class A, 2.82%, 4/20/2022(b)	551,003	554,427

	Principal
	Amount	Fair Value
Access Group, Inc., Series 2013-1, Class A, 0.63%, 2/25/2036 (1MO LIBOR + 5.0bps)(a),(b)	$476,775	$472,905
American Credit Acceptance Receivables Trust, Series 2019-2, Class D, 3.41%, 12/10/2021(b)	1,250,000	1,300,766
American Credit Acceptance Receivables Trust, Series 2017-3, Class D, 3.43%, 10/10/2023(b)	1,020,326	1,022,966
American Credit Acceptance Receivables Trust, Series 2018-2, Class D, 4.07%, 7/10/2024(b)	3,000,000	3,075,845
American Credit Acceptance Receivables Trust, Series 2018-3, Class D, 4.14%, 10/15/2024(b)	273,000	279,201
American Credit Acceptance Receivables Trust, Series 2020-1, Class D, 2.39%, 3/13/2026(b)	2,500,000	2,573,688
American Credit Acceptance Receivables Trust, Series 2020-3, Class C, 1.85%, 6/15/2026(b)	1,000,000	1,021,748
AmeriCredit Automobile Receivables Trust, Series 2018-1, Class D, 3.82%, 3/18/2024	300,000	315,627
AmeriCredit Automobile Receivables Trust, Series 2019-2, Class D, 2.99%, 6/18/2025	3,000,000	3,156,007
Applebee’s/IHOP Funding LLC, Series 2019-1A, Class A2I, 4.19%, 6/5/2024(b)	1,995,000	2,016,076
Ascentium Equipment Receivables Trust, Series 2017-1A, Class D, 3.80%, 1/10/2024(b)	210,000	212,225

YORKTOWN SHORT TERM BOND FUND
SCHEDULE OF INVESTMENTS, Continued

	Principal
	Amount	Fair Value
Bank of The West Auto Trust, Series 2017-1, Class B, 2.62%, 11/15/2023(b)	$1,400,000	$1,430,572
BFNS LLC, Series 2019- 1A, Class X, 1.15%, 3/25/2030 (3MO LIBOR + 90.0bps)(a),(b)	1,400,000	1,393,697
Brazos Higher Education Authority, Inc., Series 2006-2, Class A10, 0.37%, 6/25/2026(a)	1,144,321	1,135,228
Brazos Student Finance Corp., Series 2009-1, Class AS, 2.75%, 12/27/2039 (3MO LIBOR + 250.0bps)(a),(b)	229,004	234,119
Canadian Pacer Auto Receivables Trust, Series 2019-1A, Class B, 3.16%, 10/21/2024(b)	1,360,000	1,417,226
CarMax Auto Owner Trust, Series 2020-4, Class D, 1.75%, 4/15/2027	1,000,000	1,011,581
CarMax Auto Owner Trust, Series 2021-1, Class D, 1.28%, 7/15/2027	300,000	301,284
Carvana Auto Receivables Trust, Series 2019-3A, Class D, 3.04%, 12/15/2023(b)	2,000,000	2,072,272
Carvana Auto Receivables Trust, Series 2019-4A, Class D, 3.07%, 3/15/2024(b)	1,961,000	2,050,152
Carvana Auto Receivables Trust, Series 2019-2A, Class D, 3.28%, 1/15/2025(a),(b)	3,380,000	3,536,986
Carvana Auto Receivables Trust, Series 2020-N1A, Class C, 2.45%, 6/16/2025(b)	3,000,000	3,073,895

	Principal
	Amount	Fair Value
Carvana Auto Receivables Trust, Series 2020-P1, Class D, 1.82%, 9/8/2027	$500,000	$505,074
CCG Receivables Trust, Series 2019-1, Class B, 3.22%, 9/14/2026(b)	1,750,000	1,819,917
CCG Receivables Trust, Series 2019-2, Class C, 2.89%, 3/15/2027(b)	1,000,000	1,028,244
CCG Receivables Trust, Series 2020-1, Class D, 2.68%, 12/14/2027(b)	2,500,000	2,560,298
CLI Funding LLC, Series 2019-1A, Class A, 3.71%, 5/18/2044(b)	1,249,634	1,266,833
CLI Funding LLC, Series 2020-1A, Class A, 2.08%, 9/18/2045(b)	1,913,333	1,955,024
CLI Funding LLC, Series 2020-3X, Class A, 2.07%, 10/18/2045	192,500	196,882
Conn’s Receivables Funding LLC, Series 2019-B, Class A, 2.66%, 11/15/2021(b)	84,470	84,525
Conn’s Receivables Funding LLC, Series 2020-A, Class A, 1.71%, 7/15/2022(b)	346,839	347,494
Conn’s Receivables Funding LLC, Series 2019-A, Class A, 3.40%, 10/16/2023(b)	76,693	77,121
Continental Finance Credit Card ABS Master Trust, Series 2020-1A, Class A, 2.24%, 12/15/2028(b)	500,000	503,386
CPS Auto Receivables Trust, Series 2018-A, Class C, 3.05%, 2/16/2021(b)	90,266	90,728
CPS Auto Receivables Trust, Series 2017-C, Class D, 3.79%, 6/15/2023(b)	369,181	374,154
CPS Auto Receivables Trust, Series 2020-B, Class C, 3.30%, 4/15/2026(b)	1,000,000	1,043,907

YORKTOWN SHORT TERM BOND FUND
SCHEDULE OF INVESTMENTS, Continued

	Principal
	Amount	Fair Value
Credit Acceptance Auto Loan Trust, Series 2019-1A, Class C, 3.94%, 12/15/2022(b)	$115,000	$120,554
Credit Acceptance Auto Loan Trust, Series 2017-3A, Class C, 3.48%, 10/15/2026(b)	1,000,000	1,006,086
Credit Acceptance Auto Loan Trust, Series 2018-2A, Class B, 3.94%, 7/15/2027(b)	250,000	253,963
Credit Acceptance Auto Loan Trust, Series 2018-2A, Class C, 4.16%, 9/15/2027(b)	3,000,000	3,080,867
Credit Acceptance Auto Loan Trust, Series 2020-1A, Class C, 2.59%, 6/15/2029(b)	1,500,000	1,558,706
Credit Acceptance Auto Loan Trust, Series 2020-3A, Class C, 2.28%, 2/15/2030(b)	1,050,000	1,078,048
Crossroads Asset Trust, Series 2021-A, Class D, 3.32%, 1/20/2026(b)	500,000	500,137
Crossroads Asset Trust, Series 2021-A, Class C, 1.44%, 1/20/2026(b)	500,000	500,254
Dell Equipment Finance Trust, Series 2020-2, Class D, 1.92%, 3/23/2026(b)	500,000	510,427
Dividend Solar Loans LLC, Series 2017- 1, Class B, 5.25%, 3/22/2038(b)	1,484,329	1,586,733
Drive Auto Receivables Trust, Series 2018-2, Class D, 4.14%, 8/15/2024	964,909	992,009
Drive Auto Receivables Trust, Series 2018-3, Class C, 3.72%, 9/16/2024	822,375	825,506
Drive Auto Receivables Trust, Series 2018-5, Class D, 4.30%, 4/15/2026	100,000	105,605

	Principal
	Amount	Fair Value
Drive Auto Receivables Trust, Series 2019-1, Class D, 4.09%, 6/15/2026	$85,000	$89,221
Drive Auto Receivables Trust, Series 2019-3, Class D, 3.18%, 10/15/2026	420,000	438,492
Drive Auto Receivables Trust, Series 2020-1, Class D, 2.70%, 5/17/2027	110,000	114,175
DT Auto Owner Trust, Series 2019-4A, Class D, 2.85%, 6/15/2023(b)	500,000	517,761
DT Auto Owner Trust, Series 2018-2A, Class D, 4.15%, 3/15/2024(b)	3,000,000	3,072,655
DT Auto Owner Trust, Series 2019-2A, Class D, 3.48%, 2/18/2025(b)	1,000,000	1,036,097
DT Auto Owner Trust, Series 2020-2A, Class C, 3.28%, 3/16/2026(b)	500,000	525,438
ECMC Group Student Loan Trust, Series 2018-2A, Class A, 0.93%, 9/25/2030 (1MO LIBOR + 80.0bps)(a),(b)	395,731	395,594
Edsouth Indenture No. 6 LLC, Series 2014- 2, Class A, 0.81%, 5/25/2039(a),(b)	543,095	540,429
Evergreen Credit Card Trust, Series 2019-3, Class B, 2.36%, 10/16/2023(b)	1,641,000	1,660,578
Evergreen Credit Card Trust, Series 2019-2, Class C, 2.62%, 9/15/2024(b)	500,000	513,950
Exeter Automobile Receivables Trust, Series 2018-4A, Class D, 4.35%, 11/15/2022(b)	355,000	371,062
Exeter Automobile Receivables Trust, Series 2019-1A, Class B, 3.45%, 2/15/2023(b)	11,274	11,288

YORKTOWN SHORT TERM BOND FUND
SCHEDULE OF INVESTMENTS, Continued

	Principal
	Amount	Fair Value
Exeter Automobile Receivables Trust, Series 2018-3A, Class C, 3.71%, 6/15/2023(b)	$248,974	$251,098
Exeter Automobile Receivables Trust, Series 2019-1A, Class D, 4.13%, 12/16/2024(b)	325,000	338,839
Exeter Automobile Receivables Trust, Series 2019-2A, Class D, 3.71%, 3/17/2025(b)	2,000,000	2,091,224
Exeter Automobile Receivables Trust, Series 2020-2A, Class D, 4.73%, 4/15/2026(b)	70,000	76,365
Exeter Automobile Receivables Trust, Series 2021-1A, Class D, 1.08%, 11/16/2026	500,000	501,535
Fair Square Issuance Trust, Series 2020- AA, Class A, 2.90%, 1/20/2023(b)	2,000,000	2,028,670
Financial Institution Note Securitization Ltd., Series 2019- 1A, Class A, 3.90%, 7/17/2034(a),(b)	2,000,000	2,030,000
First Investors Auto Owner Trust, Series 2019-2A, Class D, 2.80%, 10/16/2023(b)	1,460,000	1,511,392
First Investors Auto Owner Trust, Series 2017-3A, Class D, 3.44%, 3/15/2024(b)	2,777,000	2,866,038
First Investors Auto Owner Trust, Series 2021-1A, Class D, 1.62%, 3/15/2027(b)	500,000	507,318
Flagship Credit Auto Trust, Series 2020-2, Class C, 3.80%, 10/16/2023(b)	250,000	267,813
Flagship Credit Auto Trust, Series 2019-2, Class D, 3.53%, 10/16/2023(b)	305,000	322,387

	Principal
	Amount	Fair Value
Flagship Credit Auto Trust, Series 2018-1, Class C, 3.39%, 1/16/2024(b)	$200,000	$204,045
Flagship Credit Auto Trust, Series 2018-3, Class C, 3.79%, 12/16/2024(b)	3,000,000	3,121,819
Flagship Credit Auto Trust, Series 2019-3, Class C, 2.74%, 10/15/2025(b)	260,000	270,444
Foursight Capital Automobile Receivables Trust, Series 2018-1, Class B, 3.53%, 4/17/2023(b)	989,335	996,372
Foursight Capital Automobile Receivables Trust, Series 2019-1, Class D, 3.27%, 6/16/2025(b)	750,000	782,327
Foursight Capital Automobile Receivables Trust, Series 2020-1, Class D, 2.60%, 1/15/2026(b)	500,000	514,631
Foursight Capital Automobile Receivables Trust, Series 2021-1, Class D, 1.32%, 3/15/2027(b)	550,000	551,883
GLS Auto Receivables Issuer Trust, Series 2018-1A, Class A, 2.82%, 7/15/2022(b)	2,274	2,276
GLS Auto Receivables Issuer Trust, Series 2019-3A, Class B, 2.72%, 8/15/2022(b)	3,000,000	3,068,119
GLS Auto Receivables Issuer Trust, Series 2020-1A, Class C, 2.72%, 11/15/2023(b)	1,500,000	1,557,629
GLS Auto Receivables Issuer Trust, Series 2019-2A, Class C, 3.54%, 2/18/2025(b)	2,000,000	2,092,405

YORKTOWN SHORT TERM BOND FUND
SCHEDULE OF INVESTMENTS, Continued

	Principal
	Amount	Fair Value
GLS Auto Receivables Issuer Trust, Series 2019-4A, Class C, 3.06%, 8/15/2025(b)	$1,000,000	$1,043,721
GM Financial Consumer Automobile Trust, Series 2020-3, Class D, 1.91%, 9/16/2027	500,000	509,321
Hertz Fleet Lease Funding LP, Series 2019-1, Class E, 4.62%, 10/11/2022(b)	255,000	261,149
Hertz Fleet Lease Funding LP, Series 2019-1, Class C, 3.09%, 1/10/2033(b)	1,000,000	1,028,040
Hyundai Auto Lease Securitization Trust, Series 2018-B, Class A4, 3.20%, 6/15/2022(b)	14,916	14,934
Hyundai Auto Receivables Trust, Series 2016-B, Class C, 2.19%, 11/15/2022	108,219	108,401
Hyundai Auto Receivables Trust, Series 2020-B, Class C, 1.60%, 12/15/2026	1,000,000	1,026,541
ITE Rail Fund Levered LP, Series 2021-1A, Class A, 2.25%, 2/28/2051(b)	500,000	511,318
KnowledgeWorks Foundation, Series 2010-1, Class A, 1.16%, 8/25/2027 (3MO LIBOR + 95.0bps)(a)	614,814	614,299
Kubota Credit Owner Trust, Series 2019-1A, Class A4, 2.50%, 3/16/2026(b)	2,000,000	2,083,463
Longtrain Leasing III LLC, Series 2015-1A, Class A2, 4.06%, 1/15/2045(b)	2,940,571	3,019,806
Longtrain Leasing III LLC, Series 2015-1A, Class A1, 2.98%, 1/15/2045(b)	203,530	207,166

	Principal
	Amount	Fair Value
Marlin Receivables LLC, Series 2018-1A, Class D, 3.99%, 7/20/2023(b)	$911,000	$915,921
Master Credit Card Trust II, Series 2020-1A, Class C, 2.59%, 3/21/2023(b)	1,000,000	1,035,587
Navistar Financial Dealer Note Master Owner, Series 2019-1, Class B, 0.88%, 5/25/2024 (1MO LIBOR + 75.0bps)(a),(b)	1,000,000	1,000,717
Northstar Education Finance, Inc., Series 2007-1, Class A2, 0.97%, 1/29/2046 (3MO LIBOR + 75.0bps)(a)	777,880	778,333
OneMain Direct Auto Receivables Trust, Series 2018-1A, Class B, 3.71%, 4/14/2025(b)	825,000	841,840
Pawnee Equipment Receivables LLC, Series 2019-1, Class C, 2.61%, 8/15/2023(b)	1,000,000	989,958
Pawnee Equipment Receivables LLC, Series 2019-1, Class D, 2.86%, 10/15/2024(b)	1,180,000	1,158,114
Pawnee Equipment Receivables LLC, Series 2020-1, Class B, 1.84%, 1/15/2026(b)	1,000,000	1,015,163
Pawnee Equipment Receivables LLC, Series 2020-1, Class C, 2.24%, 2/17/2026(b)	750,000	762,449
PFS Financing Corp., Series 2019-C, Class B, 2.42%, 10/15/2024(b)	1,000,000	1,025,343
PFS Financing Corp., Series 2020-E, Class A, 1.00%, 10/15/2025(b)	750,000	756,577
Planet Fitness Master Issuer LLC, Series 2018-1A, Class A2II, 4.67%, 9/5/2025(b)	938,400	951,383

YORKTOWN SHORT TERM BOND FUND
SCHEDULE OF INVESTMENTS, Continued

	Principal
	Amount	Fair Value
Planet Fitness Master Issuer LLC, Series 2018-1A, Class A2I, 4.26%, 9/5/2048(b)	$263,925	$264,894
Santander Drive Auto Receivables Trust, Series 2016-3, Class D, 2.80%, 8/15/2022	726,522	728,623
Santander Drive Auto Receivables Trust, Series 2018-1, Class D, 3.32%, 3/15/2024	55,000	56,255
Santander Drive Auto Receivables Trust, Series 2020-2, Class C, 1.46%, 9/15/2025	1,000,000	1,017,389
Santander Drive Auto Receivables Trust, Series 2020-1, Class C, 4.11%, 12/15/2025	70,000	75,601
Santander Drive Auto Receivables Trust, Series 2020-2, Class D, 2.22%, 9/15/2026	50,000	51,709
Santander Drive Auto Receivables Trust, Series 2020-3, Class D, 1.64%, 11/16/2026	100,000	102,438
Santander Drive Auto Receivables Trust, Series 2020-4, Class D, 1.48%, 1/15/2027	250,000	255,203
Santander Revolving Auto Loan Trust, Series 2019-A, Class D, 3.45%, 1/26/2032(b)	1,000,000	1,057,597
SCF Equipment Leasing LLC, Series 2019-2A, Class A2, 2.47%, 4/20/2026(b)	675,000	698,811
SCF Equipment Leasing LLC, Series 2018- 1A, Class C, 4.21%, 4/20/2027(b)	225,000	227,259
Sequoia Mortgage Trust, Series 2012-3, Class A2, 3.00%, 7/25/2042(a)	7,935	8,152

	Principal
	Amount	Fair Value
Solarcity LMC Series VI LLC, Series 2016-A, Class B, 6.85%, 3/21/2022(b)	$2,570,806	$2,690,606
TAL Advantage VII LLC, Series 2020-1A, Class A, 2.05%, 9/20/2045(b)	1,266,080	1,296,914
Textainer Marine Containers Ltd., Series 2019-1A, Class A, 3.96%, 4/20/2044(b)	1,075,000	1,091,294
Textainer Marine Containers Ltd., Series 2020-1A, Class A, 2.73%, 8/21/2045(b)	1,912,998	1,965,944
TIF Funding II LLC, Series 2021-1A, Class A, 1.65%, 2/20/2046(b)	1,000,000	1,005,835
Toyota Auto Loan Extended Note Trust, Series 2020-1A, Class A, 1.35%, 5/25/2033(b)	1,000,000	1,030,729
Transportation Finance Equipment Trust, Series 2019-1, Class D, 2.57%, 1/25/2027(b)	1,500,000	1,524,078
Trinity Rail Leasing LLC, Series 2020-2A, Class A1, 1.83%, 11/19/2027(b)	1,939,094	1,967,449
TRIP Rail Master Funding LLC, Series 2017-1A, Class A2, 3.74%, 4/15/2024(b)	1,000,000	1,030,991
TRIP Rail Master Funding LLC, Series 2011-1A, Class A2, 6.02%, 7/15/2041(b)	599,097	608,770
TRIP Rail Master Funding LLC, Series 2017-1A, Class A1, 2.71%, 8/15/2047(b)	331,792	332,232
United Auto Credit Securitization Trust, Series 2020-1, Class C, 2.15%, 2/10/2025(b)	1,000,000	1,015,495
Verizon Owner Trust, Series 2018-1A, Class C, 3.20%, 9/20/2022(b)	100,000	101,142

YORKTOWN SHORT TERM BOND FUND
SCHEDULE OF INVESTMENTS, Continued

	Principal
	Amount	Fair Value
Wendy’s Funding LLC, Series 2019-1A, Class A2I, 3.78%, 6/15/2049(b)	$110,975	$118,176
Westlake Automobile Receivables Trust, Series 2018-1A, Class E, 4.53%, 5/15/2023(b)	3,330,000	3,396,875
Westlake Automobile Receivables Trust, Series 2018-3A, Class D, 4.00%, 10/16/2023(b)	3,825,000	3,930,267
Westlake Automobile Receivables Trust, Series 2019-2A, Class D, 3.20%, 11/15/2024(b)	1,500,000	1,555,286
Westlake Automobile Receivables Trust, Series 2020-1A, Class C, 2.52%, 4/15/2025(b)	100,000	103,307
Westlake Automobile Receivables Trust, Series 2020-1A, Class D, 2.80%, 6/16/2025(b)	2,000,000	2,081,459
Westlake Automobile Receivables Trust, Series 2020-3A, Class D, 1.65%, 2/17/2026(b)	1,000,000	1,020,838
World Financial Network Credit Card Master Trust, Series 2019-B, Class A, 2.49%, 4/15/2026	250,000	257,613
World Financial Network Credit Card Master Trust, Series 2019-C, Class A, 2.21%, 7/15/2026	391,000	402,988

Total Asset Backed Securities (Cost $148,413,414)		151,413,491

U.S. GOVERNMENT & AGENCIES — 5.42%
Fannie Mae, Pool #MA4023, 3.50%, 1/1/2035	1,228,640	1,299,345

	Principal
	Amount	Fair Value
Fannie Mae, Pool #MA4038, 3.00%, 4/1/2035	$266,498	$278,000
Fannie Mae, Pool #BK2992, 2.00%, 8/1/2035	975,023	1,030,189
Fannie Mae, Pool #CA7166, 2.00%, 9/1/2035	970,299	1,016,146
Fannie Mae, Pool #BQ0144, 2.50%, 3/1/2050	868,412	915,068
Fannie Mae, Pool #BP4643, 3.00%, 4/1/2050	874,974	929,040
Fannie Mae, Pool #FM3778, 2.50%, 8/1/2050	960,449	1,021,860
Fannie Mae, Pool #CA7118, 2.50%, 9/1/2050	947,632	985,024
Fannie Mae, Pool #BQ1367, 2.50%, 9/1/2050	968,466	1,029,012
Fannie Mae, Pool #CA6951, 2.50%, 9/1/2050	982,138	1,037,929
Fannie Mae, Pool #MA4164, 2.50%, 10/1/2050	972,142	1,011,437
Fannie Mae, Pool #CA7245, 2.00%, 10/1/2050	977,165	997,454
Fannie Mae, Pool #MA4191, 2.00%, 11/1/2050	1,975,862	2,027,583
Fannie Mae, Pool #MA4190, 2.50%, 11/1/2050	1,091,780	1,136,024
Fannie Mae, Pool #MA4216, 2.50%, 12/1/2050	991,516	1,031,652
Fannie Mae, Pool #FM5316, 2.00%, 12/1/2050	1,995,876	2,065,821
Fannie Mae, Pool #MA4235, 2.00%, 1/1/2051	997,178	1,018,002
Federal Farm Credit Bank, 2.07%, 12/21/2040	500,000	500,101

YORKTOWN SHORT TERM BOND FUND
SCHEDULE OF INVESTMENTS, Continued

	Principal
	Amount	Fair Value
Federal Home Loan Mortgage Corp., MTN, 1.55%, 7/21/2032	$1,000,000	$996,719
Freddie Mac, Pool #SB8045, 2.50%, 5/1/2035	780,628	819,668
Freddie Mac, Pool #RE6070, 2.00%, 9/1/2050	1,913,149	1,952,609
Freddie Mac, Pool #SD8108, 3.00%, 11/1/2050	981,773	1,033,786
Freddie Mac, Pool #RE6072, 2.00%, 11/1/2050	1,970,749	2,011,522
Freddie Mac, Pool #RE6076, 2.00%, 12/1/2050	992,442	1,012,978
Freddie Mac, Pool #RE6081, 2.00%, 1/1/2051	997,320	1,017,966
Freddie Mac, Pool #SD8128, 2.00%, 2/1/2051	1,000,000	1,032,055
Freddie Mac, Pool #RE6085, 1.50%, 2/1/2051	2,000,000	2,005,404

Total U.S. Government & Agencies (Cost $31,143,677)		31,212,394

COLLATERALIZED LOAN OBLIGATIONS — 3.72%
Aimco CLO 12 Ltd., Series 2020-12A, Class X, 1.23%, 1/17/2032 (3MO LIBOR + 100.0bps)(a),(b)	2,000,000	2,000,000
ALM XVII Ltd., Series 2015-17A, Class A1AR, 1.17%, 1/15/2028 (3MO LIBOR + 93.0bps)(a),(b)	399,161	399,161
AMMC CLO 15 Ltd., Series 2014-15A, Class AXRR, 1.19%, 1/15/2032 (3MO LIBOR + 95.0bps)(a),(b)	1,500,000	1,500,000
	Principal
	Amount	Fair Value
Apidos CLO XX, Series 2015-20A, Class A1RA, 1.32%, 7/16/2031 (3MO LIBOR + 110.0bps)(a),(b)	$3,000,000	$3,011,319
ArrowMark Colorado Holdings, Series 2017-6A, Class A2, 1.69%, 7/15/2029 (3MO LIBOR + 145.0bps)(a),(b)	1,000,000	994,525
Carlyle US CLO Ltd., Series 2020-2A, Class A1A, 1.49%, 10/25/2031(a)	1,000,000	1,004,102
Chesapeake Funding II LLC, Series 2017- 4A, Class C, 2.76%, 11/15/2029(b)	222,000	224,799
Flatiron CLO Ltd., Series 2017-1A, Class A, 1.47%, 5/15/2030 (3MO LIBOR + 125.0bps)(a),(b)	1,200,000	1,201,990
Goldentree Loan Management US CLO 5 Ltd., Series 2018-3A, Class AJ, 1.52%, 4/20/2030 (3MO LIBOR + 130.0bps)(a),(b)	1,000,000	996,059
Goldentree Loan Management US CLO 5 Ltd., Series 2019- 5A, Class X, 0.72%, 10/20/2032 (3MO LIBOR + 50.0bps)(a),(b)	466,667	466,176
Halcyon Loan Advisors Funding, Series 2017-1A, Class A1B, 1.50%, 6/25/2029 (3MO LIBOR + 128.0bps)(a),(b)	500,000	500,140
Hildene TruPS Financials Note Securitization, Series 2019-2A, Class A1, 1.97%, 5/22/2039 (3MO LIBOR + 176.0bps)(a),(b)	1,932,051	1,893,410

YORKTOWN SHORT TERM BOND FUND
SCHEDULE OF INVESTMENTS, Continued

	Principal
	Amount	Fair Value
LCM 30 Ltd., Series 2020- 30A, Class X, 0.97%, 4/20/2031 (3MO LIBOR + 75.0bps)(a),(b)	$625,000	$625,000
Northwoods Capital XVII Ltd., Series 2018-17A, Class A, 1.28%, 4/22/2031 (3MO LIBOR + 106.0bps)(a),(b)	3,000,000	3,010,748
OZLM XII Ltd., Series 2015-12A, Class A1R, 1.26%, 4/30/2027 (3MO LIBOR + 105.0bps)(a),(b)	318,366	318,184
Symphony CLO XVIII Ltd., Series 2016- 18A, Class AR, 1.37%, 1/23/2028 (3MO LIBOR + 115.0bps)(a),(b)	3,000,000	3,006,408
Voya CLO Ltd., Series 2016-3A, Class XR, 0.92%, 10/18/2031 (3MO LIBOR + 70.0bps)(a),(b)	247,500	247,500

Total Collateralized Loan Obligations (Cost $21,324,674)		21,399,521
	Principal
	Amount	Fair Value
COMMERCIAL PAPER — 0.69%
Jabil, Inc., 0.63%, 2/12/2021(c)	$2,000,000	$1,999,520
Jabil, Inc., 0.60%, 2/1/2021(c)	2,000,000	1,999,901

Total Commercial Paper (Cost $3,999,615)		3,999,421
Total Investments — 97.36% (Cost $546,946,047)		560,660,215
Other Assets in Excess of Liabilities — 2.64%		15,175,223
Net Assets — 100.00%		$575,835,438

(a)	Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of January 31, 2021. For securities based on a published reference rate and spread, the reference rate and spread (in basis points) are indicated parenthetically. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities, therefore, do not indicate a reference rate and spread.

(b)	Security exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. The security may be resold in transactions exempt from registration, normally to qualified institutional buyers. The total fair value of these securities as January 31, 2021 was $316,970,591, representing 55.05% of net assets.

(c)	Rate disclosed is the effective yield at the time of purchase.

MTN – Medium Term Note

The accompanying notes are an integral part of these financial statements.

YORKTOWN MASTER ALLOCATION FUND
SCHEDULE OF INVESTMENTS
January 31, 2021

Fund Holdings (as a percentage of net assets)
Income Funds	36.33%
Growth Funds	35.19%
Small Cap Funds	26.80%
Other	1.68%
100.00%

	Shares	Fair Value
INVESTMENT COMPANIES — 98.32%(a)
Income Funds — 36.33%
Yorktown Capital Income Fund, Institutional Class	184,347	$6,269,642

Growth Funds — 35.19%
Yorktown Growth Fund, Institutional Class	308,372	6,071,836

Small Cap Funds — 26.80%
Yorktown Small Cap Fund, Institutional Class	265,322	4,624,563

Total Investment Companies (Cost $10,226,523)		16,966,041

Total Investments — 98.32% (Cost $10,226,523)		16,966,041
Other Assets in Excess of Liabilities — 1.68%		289,828
Net Assets — 100.00%		$17,255,869

(a)	Affiliated Issuer.

The accompanying notes are an integral part of these financial statements.

YORKTOWN SMALL CAP FUND
SCHEDULE OF INVESTMENTS
January 31, 2021

Fund Holdings (as a percentage of net assets)
Consumer Discretionary	18.59%
Technology	17.60%
Health Care	16.76%
Industrials	12.43%
Communications	6.21%
Financials	4.38%
Consumer Staples	3.10%
Energy	2.61%
Materials	0.80%
Real Estate	0.77%
Other	16.75%
100.00%

	Shares	Fair Value
COMMON STOCKS — 83.25%
Communications — 6.21%
Iridium Communications, Inc.(a)	14,600	$719,342
TechTarget, Inc.(a)	30,600	2,285,820
		3,005,162
Consumer Discretionary — 18.59%
America’s Car-Mart, Inc.(a)	6,400	760,192
Caesars Entertainment, Inc.(a)	8,570	603,242
Chewy, Inc.(a)	5,700	580,374
Dick’s Sporting Goods, Inc.	7,400	495,874
Lithia Motors, Inc., Class A	4,000	1,274,720
Meritage Homes Corp.(a)	7,500	601,950
PetMed Express, Inc.	10,400	397,280
Sportsman’s Warehouse Holdings, Inc.(a)	40,000	700,800
Stitch Fix, Inc., Class A(a)	12,500	1,193,000
Wingstop, Inc.	11,200	1,680,560
Winnebago Industries, Inc.	10,200	704,412
		8,992,404
Consumer Staples — 3.10%
B&G Foods, Inc.	10,700	407,456
Big Lots, Inc.	7,000	417,760
BJ’s Wholesale Club Holdings, Inc.(a)	16,000	673,120
		1,498,336
Energy — 2.61%
Plug Power, Inc.(a)	20,000	1,263,400
	Shares	Fair Value
Financials — 4.38%
Artisan Partners Asset Management, Inc., Class A	9,100	$440,440
First American Financial Corp.	11,000	575,190
LPL Financial Holdings, Inc.	10,200	1,105,068
		2,120,698
Health Care — 16.76%
CRISPR Therapeutics AG(a)	8,600	1,425,020
Intellia Therapeutics, Inc.(a)	15,000	939,300
Jounce Therapeutics, Inc.(a)	49,200	555,960
Neogen Corp.(a)	4,900	396,263
NeoGenomics, Inc.(a)	20,800	1,102,816
Repligen Corp.(a)	7,000	1,400,000
Sinovac Biotech Ltd.(a),(b)	74,893	484,558
Tenet Healthcare Corp.(a)	12,700	600,329
Twist Bioscience Corp.(a)	7,300	1,201,142
		8,105,388
Industrials — 12.43%
FTI Consulting, Inc.(a)	4,200	461,874
Knight-Swift Transportation Holdings, Inc.	9,000	360,000
Mesa Laboratories, Inc.	4,200	1,163,988
Mueller Industries, Inc.	22,266	760,384
Novanta, Inc.(a)	10,300	1,286,676
NV5 Global, Inc.(a)	12,400	1,082,892
Shyft Group, Inc. (The)	16,000	483,200

YORKTOWN SMALL CAP FUND
SCHEDULE OF INVESTMENTS, Continued

	Shares	Fair Value
TriNet Group, Inc.(a)	5,600	$415,016
		6,014,030
Materials — 0.80%
Schweitzer-Mauduit International, Inc.	10,400	386,256

Real Estate — 0.77%
Getty Realty Corp.	14,000	371,980

Technology — 17.60%
Amkor Technology, Inc.	25,000	388,000
AudioCodes Ltd.	36,400	1,092,000
EVERTEC, Inc.	18,900	655,830
Fabrinet(a)	17,400	1,373,556
Lattice Semiconductor Corp.(a)	15,700	629,727
Magic Software Enterprises Ltd.	27,700	447,909
ManTech International Corp., Class A	4,000	358,760
Morningstar, Inc.	6,000	1,379,340
Perion Network Ltd.(a)	46,000	667,920
	Shares	Fair Value
Power Integrations, Inc.	9,700	$781,335
Rambus, Inc.(a)	17,000	322,915
TTEC Holdings, Inc.	5,500	415,690
		8,512,982
Total Common Stocks (Cost $24,613,036)		40,270,636

Total Investments — 83.25% (Cost $24,613,036)		40,270,636
Other Assets in Excess of Liabilities — 16.75%		8,099,655
Net Assets — 100.00%		$48,370,291

(a)	Non-income producing security.

(b)	Illiquid security. Security is being fair valued in accordance with the Trust’s fair valuation policies and represents 1.00% of the Fund’s net assets. See Note 2 in the Notes to the Financial Statements.

The accompanying notes are an integral part of these financial statements.

YORKTOWN FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
January 31, 2021

		Capital	Multi-Asset
	Growth	Income	Income
	Fund	Fund	Fund
Assets:
Investments in unaffiliated issuers at value (identified cost of $46,822,190, $18,804,141 and $444,261,674, respectively)	$69,971,975	$22,126,906	$462,937,112
Total investments	69,971,975	22,126,906	462,937,112

Cash	865,114	1,123,188	1,934,683
Dividends and interest receivable	42,480	25,487	4,536,599
Reclaims receivable	22,771	6,744	—
Receivable for shareholder purchases	1,712	1,797	116,469
Other assets	22,246	19,414	48,900
Total assets	70,926,298	23,303,536	469,573,763

Liabilities:
Payable for shareholder redemptions	16,234	1,404	409,035
Payable for securities purchased	—	—	3,423,115
Accrued distribution fees	30,418	9,366	237,090
Accrued advisory fees	53,740	4,878	159,049
Accrued accounting service and transfer agent fees	11,468	9,364	42,003
Other accrued expenses	20,238	12,550	79,057
Total liabilities	132,098	37,562	4,349,349
Net assets	$70,794,200	$23,265,974	$465,224,414

YORKTOWN FUNDS
STATEMENTS OF ASSETS AND LIABILITIES, Continued

		Capital	Multi-Asset
	Growth	Income	Income
	Fund	Fund	Fund
Shares of beneficial interest (unlimited number of shares authorized; no par value)
Institutional Class: Shares outstanding	1,300,812	310,815	14,526,376
Net assets	$25,610,982	$10,570,314	$150,520,457
Net asset value per share	$19.69	$34.01	$10.36
Class A: Shares outstanding	545,659	82,671	7,566,390
Net assets	$9,991,373	$2,713,826	$74,401,500
Net asset value per share	$18.31	$32.83	$9.83
Maximum offering price per share(a)	$19.43	$34.83	$10.43
Class L: Shares outstanding	2,551,026	321,283	24,087,097
Net assets	$35,191,845	$9,981,834	$222,020,015
Net asset value per share	$13.80	$31.07	$9.22
Class C: Shares outstanding			2,024,940
Net assets			$18,282,442
Net asset value per share			$9.03
Net assets consist of:
Paid-in capital	$40,060,687	$20,106,246	$632,756,142
Accumulated earnings (deficit)	30,733,513	3,159,728	(167,531,728)
Net assets applicable to outstanding shares of beneficial interest	$70,794,200	$23,265,974	$465,224,414

(a)	Based on maximum initial sales charge of 5.75%.

YORKTOWN FUNDS
STATEMENTS OF ASSETS AND LIABILITIES, Continued

	Short Term	Master
	Bond	Allocation	Small Cap
	Fund	Fund	Fund
Assets:
Investments in unaffiliated issuers at value (identified cost of $546,946,047, $— and $24,613,036, respectively)	$560,660,215	$—	$40,270,636
Investments in affiliated issuers at value (identified cost of $—, $10,226,523 and $—, respectively)	—	16,966,041	—
Total investments	560,660,215	16,966,041	40,270,636

Cash	19,231,623	314,424	3,118,030
Dividends and interest receivable	3,132,431	6	8,031
Receivable for shareholder purchases	2,683,054	100	5,018,577
Other assets	70,865	21,678	15,588
Total assets	585,778,188	17,302,249	48,430,862

Liabilities:
Payable for shareholder redemptions	701,090	15,906	14,114
Payable for securities purchased	8,612,544	—	—
Accrued distribution fees	184,082	5,594	2,019
Accrued advisory fees	336,666	4,514	19,355
Accrued accounting service and transfer agent fees	35,282	9,099	10,746
Other accrued expenses	73,086	11,267	14,337
Total liabilities	9,942,750	46,380	60,571
Net assets	$575,835,438	$17,255,869	$48,370,291

YORKTOWN FUNDS
STATEMENTS OF ASSETS AND LIABILITIES, Continued

	Short Term	Master
	Bond	Allocation	Small Cap
	Fund	Fund	Fund
Shares of beneficial interest (unlimited number of shares authorized; no par value)
Institutional Class: Shares outstanding	48,573,863	359,759	2,603,055
Net assets	$207,542,784	$8,773,111	$45,375,120
Net asset value per share	$4.27	$24.39	$17.43
Class A: Shares outstanding	3,041,387	122,049	40,715
Net assets	$12,175,854	$2,675,731	$702,880
Net asset value per share	$4.00	$21.92	$17.26
Maximum offering price per share(a)	$4.09	$23.26	$18.31
Class L: Shares outstanding	98,066,211	302,837	137,505
Net assets	$356,116,800	$5,807,027	$2,292,291
Net asset value per share	$3.63	$19.18	$16.67
Net assets consist of:
Paid-in capital	$574,254,211	$9,943,621	$34,688,466
Accumulated earnings	1,581,227	7,312,248	13,681,825
Net assets applicable to outstanding shares of beneficial interest	$575,835,438	$17,255,869	$48,370,291

(a)	Based on maximum initial sales charge of 5.75% (2.25% for the Short Term Bond Fund).

The accompanying notes are an integral part of these financial statements.

YORKTOWN FUNDS
STATEMENTS OF OPERATIONS
For the Year Ended January 31, 2021

		Capital	Multi-Asset
	Growth	Income	Income
	Fund	Fund	Fund
Investment income
Dividends from unaffiliated issuers (net of foreign taxes withheld of $28,992, $6,007, $5,582, respectively)	$446,901	$510,706	$2,185,911
Interest	9,295	51,375	25,104,655
Total income	456,196	562,081	27,290,566

Expenses
Investment advisory fees	605,536	138,119	2,059,643
Distribution fees
Class A	—	7,123	384,978
Class L	290,295	91,597	2,381,730
Class C	—	—	203,220
Transfer agent fees	72,155	48,795	484,843
Accounting service fees	65,910	62,445	118,015
Registration fees	47,426	46,592	77,370
Custodial fees	20,943	7,842	61,941
Professional fees	17,470	13,450	65,610
Line of credit fees	8,010	6,929	20,814
Trustee fees	7,778	3,167	78,063
Shareholder reports	7,127	3,819	43,143
Insurance	3,639	1,538	37,227
Interest expense	100	29	—
Overdraft fees	4	22	819
Miscellaneous	30,520	17,822	131,642
Total operating expenses	1,176,913	449,289	6,149,058
Less expenses voluntarily waived by investment adviser	(82,850)	(41,814)	—
Less expenses waived by investment adviser	—	(41,021)	—
Net operating expenses	1,094,063	366,454	6,149,058
Net investment income (loss)	(637,867)	195,627	21,141,508

Net Realized & Change in Unrealized Gain (Loss) on Investments
Net realized gain (loss) from security transactions in unaffiliated issuers	14,136,497	505,321	(45,528,956)
Net realized gain from security transactions in affiliated issuers	—	—	643,804
Net realized gain (loss) from foreign currency translations	14,544	142	(274)
Change in unrealized appreciation on investments in unaffiliated issuers	3,502,780	151,581	743,790
Change in unrealized appreciation (depreciation) on investments in affiliated issuers	—	—	(1,603,486)
Change in unrealized appreciation on foreign currency translations	1,923	526	—
Net realized and change in unrealized gain (loss) on investments	17,655,744	657,570	(45,745,122)
Net increase (decrease) in net assets resulting from operations	$17,017,877	$853,197	$(24,603,614)

YORKTOWN FUNDS
STATEMENTS OF OPERATIONS, Continued

	Short Term	Master
	Bond	Allocation	Small Cap
	Fund	Fund	Fund
Investment income
Dividends from unaffiliated issuers (net of foreign taxes withheld of $—, $— and $2,789, respectively)	$—	$—	$328,790
Dividends from affiliated issuers	—	72,961	—
Interest	14,762,346	603	3,171
Total income	14,762,346	73,564	331,961

Expenses
Investment advisory fees	3,561,187	46,879	267,676
Distribution fees
Class A	—	5,965	915
Class L	2,220,354	52,861	13,483
Transfer agent fees	284,390	47,609	59,220
Accounting service fees	107,067	61,767	63,075
Registration fees	142,211	47,898	48,367
Custodial fees	45,310	3,017	3,391
Professional fees	70,195	11,978	14,134
Line of credit fees	20,765	6,715	—
Trustee fees	65,231	2,045	4,090
Shareholder reports	26,616	3,611	7,545
Insurance	28,908	1,066	1,882
Interest expense	8,723	—	—
Overdraft fees	226	5	257
Miscellaneous	140,581	9,993	16,043
Total operating expenses	6,721,764	301,409	500,078
Less expenses recouped (waived) by investment adviser	54,175	—	(143,175)
Net operating expenses	6,775,939	301,409	356,903
Net investment income (loss)	7,986,407	(227,845)	(24,942)

Net Realized & Change in Unrealized Gain (Loss) on Investments
Net realized gain (loss) from security transactions in unaffiliated issuers	(7,689,951)	—	(27,238)
Long-term capital gain distributions from affiliated investment companies	—	550,659	—
Net realized gain from security transactions in affiliated issuers	—	275,104	—
Change in unrealized appreciation on investments in unaffiliated issuers	6,165,406	—	10,249,893
Change in unrealized appreciation on investments in affiliated issuers	—	2,401,263	—
Net realized and change in unrealized gain (loss) on investments	(1,524,545)	3,227,026	10,222,655
Net increase in net assets resulting from operations	$6,461,862	$2,999,181	$10,197,713

The accompanying notes are an integral part of these financial statements.

YORKTOWN FUNDS
STATEMENTS OF CHANGES IN NET ASSETS

	Growth Fund		Capital Income Fund
	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended
	January 31,	January 31,	January 31,	January 31,
	2021	2020	2021	2020
Operations:
Net investment income (loss)	$(637,867)	$(346,537)	$195,627	$342,079
Net realized gain (loss) from security transactions	14,151,041	2,388,766	505,463	(683,881)
Change in unrealized appreciation on investments	3,504,703	8,375,397	152,107	2,671,041
Net increase in net assets resulting from operations	17,017,877	10,417,626	853,197	2,329,239

Distributions:
From earnings:
Institutional Class	(2,255,136)	(1,815,759)	(134,284)	(202,605)
Class A	(966,200)	(615,053)	(28,373)	(56,874)
Class L	(4,186,035)	(2,290,601)	(32,617)	(101,776)
	(7,407,371)	(4,721,413)	(195,274)	(361,255)

Capital Transactions — Institutional Class:
Proceeds from shares sold	3,586,929	12,531,206	1,757,867	5,686,201
Reinvestment of distributions	2,246,362	1,796,522	131,153	200,072
Amount paid for shares redeemed	(12,968,855)	(8,677,720)	(3,728,255)	(3,542,327)
Total Institutional Class	(7,135,564)	5,650,008	(1,839,235)	2,343,946

Capital Transactions — Class A:
Proceeds from shares sold	470,767	553,079	70,516	323,582
Reinvestment of distributions	924,310	602,073	27,034	54,818
Amount paid for shares redeemed	(1,704,152)	(1,795,300)	(773,959)	(1,075,524)
Total Class A	(309,075)	(640,148)	(676,409)	(697,124)

Capital Transactions — Class L:
Proceeds from shares sold	5,696,624	3,906,313	1,423,950	453,903
Reinvestment of distributions	4,116,848	2,263,656	32,383	100,401
Amount paid for shares redeemed	(5,663,068)	(4,163,119)	(1,386,898)	(3,248,281)
Total Class L	4,150,404	2,006,850	69,435	(2,693,977)

Net increase (decrease) in net assets resulting from capital share transactions	(3,294,235)	7,016,710	(2,446,209)	(1,047,155)
Total increase (decrease) in net assets	6,316,271	12,712,923	(1,788,286)	920,829

YORKTOWN FUNDS
STATEMENTS OF CHANGES IN NET ASSETS, Continued

	Growth Fund		Capital Income Fund
	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended
	January 31,	January 31,	January 31,	January 31,
	2021	2020	2021	2020
Net Assets
Beginning of year	$64,477,929	$51,765,006	$25,054,260	$24,133,431
End of year	$70,794,200	$64,477,929	$23,265,974	$25,054,260

Share Transactions — Institutional Class:
Shares sold	220,998	802,135	57,637	180,619
Shares issued in reinvestment of distributions	119,487	110,081	4,295	6,243
Shares redeemed	(769,589)	(558,105)	(117,751)	(112,287)
Total Institutional Class	(429,104)	354,111	(55,819)	74,575

Share Transactions — Class A:
Shares sold	29,537	35,783	2,346	10,437
Shares issued in reinvestment of distributions	52,878	39,403	914	1,775
Shares redeemed	(109,074)	(117,745)	(25,077)	(34,778)
Total Class A	(26,659)	(42,559)	(21,817)	(22,566)

Share Transactions — Class L:
Shares sold	444,757	319,923	48,185	15,392
Shares issued in reinvestment of distributions	312,119	188,324	1,147	3,411
Shares redeemed	(443,026)	(341,063)	(47,264)	(110,382)
Total Class L	313,850	167,184	2,068	(91,579)

YORKTOWN FUNDS
STATEMENTS OF CHANGES IN NET ASSETS, Continued

	Multi-Asset Income Fund		Short Term Bond Fund
	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended
	January 31,	January 31,	January 31,	January 31,
	2021	2020	2021	2020
Operations:
Net investment income	$21,141,508	$28,931,040	$7,986,407	$10,129,972
Net realized gain (loss) from security transactions	(44,885,426)	(10,235,674)	(7,689,951)	(1,663,800)
Long-term capital gain distributions from investment companies	—	138,006	—	—
Change in unrealized appreciation (depreciation) on investments	(859,696)	38,942,643	6,165,406	11,199,603
Net increase (decrease) in net assets resulting from operations	(24,603,614)	57,776,015	6,461,862	19,665,775

Distributions:
From earnings:
Institutional Class	(7,992,701)	(11,572,933)	(3,511,813)	(4,863,931)
Class A	(3,204,926)	(4,510,213)	(297,400)	(673,930)
Class L	(9,429,354)	(12,614,057)	(4,751,878)	(5,072,568)
Class C	(827,045)	(1,154,718)
	(21,454,026)	(29,851,921)	(8,561,091)	(10,610,429)

Capital Transactions — Institutional Class:
Proceeds from shares sold	30,410,950	49,654,557	121,006,228	103,930,369
Reinvestment of distributions	6,879,833	9,867,667	3,334,763	4,669,417
Amount paid for shares redeemed	(108,095,557)	(77,547,718)	(109,779,672)	(99,303,779)
Total Institutional Class	(70,804,774)	(18,025,494)	14,561,319	9,296,007

Capital Transactions — Class A:
Proceeds from shares sold	11,005,419	10,502,702	5,496,694	11,385,649
Reinvestment of distributions	2,668,566	3,612,964	287,691	602,006
Amount paid for shares redeemed	(24,895,765)	(30,168,990)	(19,385,889)	(8,293,156)
Total Class A	(11,221,780)	(16,053,324)	(13,601,504)	3,694,499

Capital Transactions — Class L:
Proceeds from shares sold	25,862,473	45,754,303	197,146,057	282,550,628
Reinvestment of distributions	8,534,358	11,108,846	4,586,802	4,935,963
Amount paid for shares redeemed	(83,210,638)	(65,876,664)	(185,883,674)	(113,344,912)
Total Class L	(48,813,807)	(9,013,515)	15,849,185	174,141,679

Capital Transactions — Class C:
Proceeds from shares sold	824,036	5,610,626
Reinvestment of distributions	450,802	609,846
Amount paid for shares redeemed	(6,615,719)	(6,232,555)
Total Class C	(5,340,881)	(12,083)
Net increase (decrease) in net assets resulting from capital share transactions	(136,181,242)	(43,104,416)	16,809,000	187,132,185
Total increase (decrease) in net assets	(182,238,882)	(15,180,322)	14,709,771	196,187,531

YORKTOWN FUNDS
STATEMENTS OF CHANGES IN NET ASSETS, Continued

	Multi-Asset Income Fund		Short Term Bond Fund
	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended
	January 31,	January 31,	January 31,	January 31,
	2021	2020	2021	2020
Net Assets
Beginning of year	$647,463,296	$662,643,618	$561,125,667	$364,938,136
End of year	$465,224,414	$647,463,296	$575,835,438	$561,125,667

Share Transactions — Institutional Class:
Shares sold	3,042,586	4,650,707	28,736,731	24,713,474
Shares issued in reinvestment of distributions	696,514	928,857	796,837	1,114,320
Shares redeemed	(11,104,241)	(7,278,213)	(26,337,182)	(23,642,330)
Total Institutional Class	(7,365,141)	(1,698,649)	3,196,386	2,185,464

Share Transactions — Class A:
Shares sold	1,161,567	1,033,381	1,395,995	2,886,838
Shares issued in reinvestment of distributions	284,170	357,011	73,224	153,201
Shares redeemed	(2,634,278)	(2,962,825)	(4,975,290)	(2,100,006)
Total Class A	(1,188,541)	(1,572,433)	(3,506,071)	940,033

Share Transactions — Class L:
Shares sold	2,867,020	4,764,207	54,942,286	78,607,137
Shares issued in reinvestment of distributions	968,119	1,165,073	1,286,569	1,375,945
Shares redeemed	(9,449,304)	(6,879,907)	(52,460,194)	(31,530,127)
Total Class L	(5,614,165)	(950,627)	3,768,661	48,452,955

Share Transactions — Class C:
Shares sold	96,334	597,782
Shares issued in reinvestment of distributions	52,169	65,213
Shares redeemed	(761,465)	(661,852)
Total Class C	(612,962)	1,143

YORKTOWN FUNDS
STATEMENTS OF CHANGES IN NET ASSETS, Continued

	Master Allocation Fund		Small Cap Fund
	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended
	January 31,	January 31,	January 31,	January 31,
	2021	2020	2021	2020
Operations:
Net investment income (loss)	$(227,845)	$(212,586)	$(24,942)	$29,499
Net realized gain (loss) from security transactions	275,104	1,200,042	(27,238)	(1,684,400)
Long-term capital gain distributions from investment companies	550,659	455,764	—	—
Change in unrealized appreciation on investments	2,401,263	198,533	10,249,893	4,742,677
Net increase in net assets resulting from operations	2,999,181	1,641,753	10,197,713	3,087,776

Distributions:
From earnings:
Institutional Class	(349,394)	(1,898,956)	(24,828)	(402,439)
Class A	(115,921)	(674,928)	—	(5,075)
Class L	(287,327)	(1,542,290)	—	(14,426)
	(752,642)	(4,116,174)	(24,828)	(421,940)

Capital Transactions — Institutional Class:
Proceeds from shares sold	233,054	543,429	25,057,865	14,990,369
Reinvestment of distributions	342,924	1,858,894	19,332	402,176
Amount paid for shares redeemed	(1,478,486)	(9,322,744)	(22,398,829)	(10,411,822)
Total Institutional Class	(902,508)	(6,920,421)	2,678,368	4,980,723

Capital Transactions — Class A:
Proceeds from shares sold	13,877	31,502	264,133	276,708
Reinvestment of distributions	110,785	665,985	—	5,075
Amount paid for shares redeemed	(430,872)	(1,377,641)	(42,333)	(248,978)
Total Class A	(306,210)	(680,154)	221,800	32,805

Capital Transactions — Class L:
Proceeds from shares sold	758,019	485,045	834,149	353,585
Reinvestment of distributions	285,786	1,531,755	—	14,426
Amount paid for shares redeemed	(1,532,573)	(2,242,232)	(294,319)	(166,769)
Total Class L	(488,768)	(225,432)	539,830	201,242

Net increase (decrease) in net assets resulting from capital share transactions	(1,697,486)	(7,826,007)	3,439,998	5,214,770
Total increase (decrease) in net assets	549,053	(10,300,428)	13,612,883	7,880,606

YORKTOWN FUNDS
STATEMENTS OF CHANGES IN NET ASSETS, Continued

	Master Allocation Fund		Small Cap Fund
	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended
	January 31,	January 31,	January 31,	January 31,
	2021	2020	2021	2020
Net Assets
Beginning of year	$16,706,816	$27,007,244	$34,757,408	$26,876,802
End of year	$17,255,869	$16,706,816	$48,370,291	$34,757,408

Share Transactions — Institutional Class:
Shares sold	11,389	22,247	1,931,770	1,254,471
Shares issued in reinvestment of distributions	14,794	89,743	1,196	33,543
Shares redeemed	(69,750)	(367,859)	(2,051,141)	(866,905)
Total Institutional Class	(43,567)	(255,869)	(118,175)	421,109

Share Transactions — Class A:
Shares sold	694	1,496	16,266	23,359
Shares issued in reinvestment of distributions	5,311	35,595	—	426
Shares redeemed	(23,604)	(59,028)	(3,853)	(20,629)
Total Class A	(17,599)	(21,937)	12,413	3,156

Share Transactions — Class L:
Shares sold	44,046	23,266	65,358	30,508
Shares issued in reinvestment of distributions	15,651	92,219	—	1,245
Shares redeemed	(89,620)	(106,738)	(23,390)	(14,684)
Total Class L	(29,923)	8,747	41,968	17,069

The accompanying notes are an integral part of these financial statements.

YORKTOWN GROWTH FUND
 FINANCIAL HIGHLIGHTS

	Institutional Class
	For the Year Ended January 31,
	2021		2020	2019	2018	2017
For a share outstanding throughout each year
Net asset value, beginning of year	$16.48		$14.67	$19.37	$15.93	$13.75
Income from investment operations
Net investment loss(1),(2)	(0.10)		(0.03)	(0.04)	(0.02)	(0.02)
Net realized and unrealized gain (loss) on investments	5.23		2.99	(2.03)	4.62	2.34
Total income (loss) from investment operations	5.13		2.96	(2.07)	4.60	2.32
Distributions
From net realized gain on security transactions	(1.92)		(1.15)	(2.63)	(1.16)	(0.14)
Total distributions	(1.92)		(1.15)	(2.63)	(1.16)	(0.14)
Net asset value, end of year	$19.69		$16.48	$14.67	$19.37	$15.93
Total return	31.70%		20.28%	(10.41)%	29.38%	16.89%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$25,611		$28,514	$20,181	$22,943	$9,194
Ratio of expenses to average net assets(3)	1.33	% (4)	1.46%	1.45%	1.40%	1.44%
Ratio of net investment loss to average net assets	(0.58)%		(0.17)%	(0.21)%	(0.12)%	(0.11)%
Portfolio turnover rate	94%		43%	61%	33%	37%

(1)	Per share information has been calculated using the average number of shares outstanding.

(2)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(3)	Does not include expenses of the investment companies in which the Fund invests.

(4)	Without fees waived by the investment adviser, the ratio of expenses to average net assets would have been 1.46%.

The accompanying notes are an integral part of these financial statements.

YORKTOWN GROWTH FUND

FINANCIAL HIGHLIGHTS, Continued

	Class A
	For the Year Ended January 31,
	2021		2020	2019	2018	2017
For a share outstanding throughout each year
Net asset value, beginning of year	$15.44		$13.80	$18.40	$15.18	$13.11
Income from investment operations
Net investment loss(1),(2)	(0.09)		(0.02)	(0.02)	— (3)	(0.02)
Net realized and unrealized gain (loss) on investments	4.88		2.81	(1.95)	4.38	2.23
Total income (loss) from investment operations	4.79		2.79	(1.97)	4.38	2.21
Distributions
From net realized gain on security transactions	(1.92)		(1.15)	(2.63)	(1.16)	(0.14)
Total distributions	(1.92)		(1.15)	(2.63)	(1.16)	(0.14)
Net asset value, end of year	$18.31		$15.44	$13.80	$18.40	$15.18
Total return (excludes sales charge)	31.63%		20.33%	(10.42)%	29.38%	16.88%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$9,991		$8,835	$8,487	$14,943	$26,070
Ratio of expenses to average net assets(4)	1.33	% (5)	1.46%	1.45%	1.40%	1.44%
Ratio of net investment loss to average net assets	(0.57)%		(0.15)%	(0.13)%	(0.01)%	(0.11)%
Portfolio turnover rate	94%		43%	61%	33%	37%

(1)	Per share information has been calculated using the average number of shares outstanding.

(2)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(3)	Amount is less than $0.005 per share.

(4)	Does not include expenses of the investment companies in which the Fund invests.

(5)	Without fees waived by the investment adviser, the ratio of expenses to average net assets would have been 1.46%.

The accompanying notes are an integral part of these financial statements.

YORKTOWN GROWTH FUND

FINANCIAL HIGHLIGHTS, Continued

	Class L
	For the Year Ended January 31,
	2021		2020	2019	2018	2017
For a share outstanding throughout each year
Net asset value, beginning of year	$12.13		$11.16	$15.60	$13.15	$11.49
Income from investment operations
Net investment loss(1),(2)	(0.20)		(0.14)	(0.17)	(0.15)	(0.14)
Net realized and unrealized gain (loss) on investments	3.79		2.26	(1.64)	3.76	1.94
Total income (loss) from investment operations	3.59		2.12	(1.81)	3.61	1.80
Distributions
From net realized gain on security transactions	(1.92)		(1.15)	(2.63)	(1.16)	(0.14)
Total distributions	(1.92)		(1.15)	(2.63)	(1.16)	(0.14)
Net asset value, end of year	$13.80		$12.13	$11.16	$15.60	$13.15
Total return	30.35%		19.13%	(11.29)%	28.04%	15.69%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$35,192		$27,129	$23,097	$30,890	$26,852
Ratio of expenses to average net assets(3)	2.33	% (4)	2.46%	2.45%	2.40%	2.44%
Ratio of net investment loss to average net assets	(1.57)%		(1.16)%	(1.17)%	(1.05)%	(1.11)%
Portfolio turnover rate	94%		43%	61%	33%	37%

(1)	Per share information has been calculated using the average number of shares outstanding.

(2)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(3)	Does not include expenses of the investment companies in which the Fund invests.

(4)	Without fees waived by the investment adviser, the ratio of expenses to average net assets would have been 2.46%.

The accompanying notes are an integral part of these financial statements.

YORKTOWN CAPITAL INCOME FUND

FINANCIAL HIGHLIGHTS

	Institutional Class
	For the Year Ended January 31,
	2021		2020	2019	2018	2017
For a share outstanding throughout each year
Net asset value, beginning of year	$32.98		$30.49	$43.67	$43.52	$39.58
Income from investment operations
Net investment income(1),(2)	0.41		0.58	1.00	0.85	0.87
Net realized and unrealized gain (loss) on investments	1.00		2.48	(3.01)	7.20	5.21
Total income (loss) from investment operations	1.41		3.06	(2.01)	8.05	6.08
Distributions
From net investment income	(0.38)		(0.52)	(0.94)	(1.22)	(0.99)
From net realized gain on security transactions	—		(0.05)	(10.23)	(6.68)	(1.15)
Total distributions	(0.38)		(0.57)	(11.17)	(7.90)	(2.14)
Net asset value, end of year	$34.01		$32.98	$30.49	$43.67	$43.52
Total return	4.40%		10.12%	(4.01)%	19.55%	15.58%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$10,570		$12,092	$8,906	$19,073	$19,788
Ratio of expenses to average net assets(3)	1.17	% (4)	1.47%	1.28%	1.14%	1.27%
Ratio of net investment income to average net assets	1.29%		1.82%	2.51%	1.86%	2.04%
Portfolio turnover rate	228%		46%	126%	92%	67%

(1)	Per share information has been calculated using the average number of shares outstanding.

(2)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(3)	Does not include expenses of the investment companies in which the Fund invests.

(4)	Without fees waived by the investment adviser, the ratio of expenses to average net assets would have been 1.52%.

The accompanying notes are an integral part of these financial statements.

YORKTOWN CAPITAL INCOME FUND

FINANCIAL HIGHLIGHTS, Continued

	Class A
	For the Year Ended January 31,
	2021		2020	2019	2018	2017
For a share outstanding throughout each year
Net asset value, beginning of year	$31.85		$29.47	$42.59	$42.63	$38.80
Income from investment operations
Net investment income(1),(2)	0.31		0.49	0.84	0.72	0.64
Net realized and unrealized gain (loss) on investments	0.97		2.39	(2.89)	7.03	5.13
Total income (loss) from investment operations	1.28		2.88	(2.05)	7.75	5.77
Distributions
From net investment income	(0.30)		(0.45)	(0.84)	(1.11)	(0.79)
From net realized gain on security transactions	—		(0.05)	(10.23)	(6.68)	(1.15)
Total distributions	(0.30)		(0.50)	(11.07)	(7.79)	(1.94)
Net asset value, end of year	$32.83		$31.85	$29.47	$42.59	$42.63
Total return (excludes sales charge)	4.14%		9.82%	(4.21)%	19.21%	15.04%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$2,714		$3,328	$3,744	$5,941	$7,182
Ratio of expenses to average net assets(3)	1.42	% (4)	1.72%	1.53%	1.39%	1.77%
Ratio of net investment income to average net assets	1.03%		1.59%	2.19%	1.61%	1.54%
Portfolio turnover rate	228%		46%	126%	92%	67%

(1)	Per share information has been calculated using the average number of shares outstanding.

(2)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(3)	Does not include expenses of the investment companies in which the Fund invests.

(4)	Without fees waived by the investment adviser, the ratio of expenses to average net assets would have been 1.77%.

The accompanying notes are an integral part of these financial statements.

YORKTOWN CAPITAL INCOME FUND

FINANCIAL HIGHLIGHTS, Continued

	Class L
	For the Year Ended January 31,
	2021		2020	2019	2018	2017
For a share outstanding throughout each year
Net asset value, beginning of year	$30.18		$27.95	$41.01	$41.31	$37.70
Income from investment operations
Net investment income(1),(2)	0.08		0.24	0.50	0.37	0.42
Net realized and unrealized gain (loss) on investments	0.91		2.27	(2.76)	6.80	4.96
Total income (loss) from investment operations	0.99		2.51	(2.26)	7.17	5.38
Distributions
From net investment income	(0.10)		(0.23)	(0.57)	(0.79)	(0.62)
From net realized gain on security transactions	—		(0.05)	(10.23)	(6.68)	(1.15)
Total distributions	(0.10)		(0.28)	(10.80)	(7.47)	(1.77)
Net asset value, end of year	$31.07		$30.18	$27.95	$41.01	$41.31
Total return	3.32%		9.02%	(4.95)%	18.33%	14.42%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$9,982		$9,634	$11,483	$14,750	$15,469
Ratio of expenses to average net assets(3)	2.17	% (4)	2.47%	2.28%	2.14%	2.27%
Ratio of net investment income to average net assets	0.27%		0.84%	1.36%	0.85%	1.04%
Portfolio turnover rate	228%		46%	126%	92%	67%

(1)	Per share information has been calculated using the average number of shares outstanding.

(2)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(3)	Does not include expenses of the investment companies in which the Fund invests.

(4)	Without fees waived by the investment adviser, the ratio of expenses to average net assets would have been 2.52%.

The accompanying notes are an integral part of these financial statements.

YORKTOWN MULTI-ASSET INCOME FUND

FINANCIAL HIGHLIGHTS

	Institutional Class
	For the Year Ended January 31,
	2021	2020	2019	2018	2017
For a share outstanding throughout each year
Net asset value, beginning of year	$10.96	$10.46	$11.15	$10.71	$9.38
Income from investment operations
Net investment income(1),(2)	0.46	0.53	0.55	0.66	0.79
Net realized and unrealized gain (loss) on investments	(0.62)	0.48	(0.76)	0.44	1.29
Total income (loss) from investment operations	(0.16)	1.01	(0.21)	1.10	2.08
Distributions
From net investment income	(0.44)	(0.51)	(0.48)	(0.66)	(0.75)
Total distributions	(0.44)	(0.51)	(0.48)	(0.66)	(0.75)
Net asset value, end of year	$10.36	$10.96	$10.46	$11.15	$10.71
Total return	(1.18)%	9.95%	(1.84)%	10.63%	22.84%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$150,520	$239,870	$246,831	$273,474	$217,871
Ratio of expenses to average net assets(3)	0.62%	0.59%	0.59%	0.61%	0.63%
Ratio of net investment income to average net assets	4.69%	4.99%	5.16%	6.06%	7.72%
Portfolio turnover rate	56%	66%	48%	92%	102%

(1)	Per share information has been calculated using the average number of shares outstanding.

(2)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(3)	Does not include expenses of the investment companies in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

YORKTOWN MULTI-ASSET INCOME FUND

FINANCIAL HIGHLIGHTS, Continued

	Class A
	For the Year Ended January 31,
	2021	2020	2019	2018	2017
For a share outstanding throughout each year
Net asset value, beginning of year	$10.42	$9.98	$10.65	$10.26	$9.02
Income from investment operations
Net investment income(1),(2)	0.39	0.46	0.48	0.58	0.72
Net realized and unrealized gain (loss) on investments	(0.59)	0.44	(0.72)	0.43	1.22
Total income (loss) from investment operations	(0.20)	0.90	(0.24)	1.01	1.94
Distributions
From net investment income	(0.39)	(0.46)	(0.43)	(0.62)	(0.70)
Total distributions	(0.39)	(0.46)	(0.43)	(0.62)	(0.70)
Net asset value, end of year	$9.83	$10.42	$9.98	$10.65	$10.26
Total return (excludes sales charge)	(1.65)%	9.28%	(2.22)%	10.10%	22.19%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$74,402	$91,242	$103,030	$145,651	$156,664
Ratio of expenses to average net assets(3)	1.12%	1.09%	1.09%	1.11%	1.13%
Ratio of net investment income to average net assets	4.17%	4.50%	4.66%	5.54%	7.22%
Portfolio turnover rate	56%	66%	48%	92%	102%

(1)	Per share information has been calculated using the average number of shares outstanding.

(2)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(3)	Does not include expenses of the investment companies in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

YORKTOWN MULTI-ASSET INCOME FUND

FINANCIAL HIGHLIGHTS, Continued

	Class L
	For the Year Ended January 31,
	2021	2020	2019	2018	2017
For a share outstanding throughout each year
Net asset value, beginning of year	$9.80	$9.41	$10.08	$9.75	$8.60
Income from investment operations
Net investment income(1),(2)	0.32	0.38	0.40	0.50	0.63
Net realized and unrealized gain (loss) on investments	(0.55)	0.43	(0.68)	0.40	1.18
Total income (loss) from investment operations	(0.23)	0.81	(0.28)	0.90	1.81
Distributions
From net investment income	(0.35)	(0.42)	(0.39)	(0.57)	(0.66)
Total distributions	(0.35)	(0.42)	(0.39)	(0.57)	(0.66)
Net asset value, end of year	$9.22	$9.80	$9.41	$10.08	$9.75
Total return	(2.12)%	8.81%	(2.81)%	9.53%	21.71%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$222,020	$291,009	$288,428	$368,370	$370,470
Ratio of expenses to average net assets(3)	1.62%	1.59%	1.59%	1.61%	1.63%
Ratio of net investment income to average net assets	3.68%	3.99%	4.16%	5.04%	6.72%
Portfolio turnover rate	56%	66%	48%	92%	102%

(1)	Per share information has been calculated using the average number of shares outstanding.

(2)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(3)	Does not include expenses of the investment companies in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

YORKTOWN MULTI-ASSET INCOME FUND

FINANCIAL HIGHLIGHTS, Continued

	Class C
					For the
					Period Ended
	For the Year Ended January 31,				January 31,
	2021	2020	2019	2018	2017*
For a share outstanding throughout each year/period
Net asset value, beginning of year/period	$9.61	$9.24	$9.90	$9.59	$9.00
Income from investment operations
Net investment income(1),(2)	0.32	0.37	0.40	0.50	0.44
Net realized and unrealized gain (loss) on investments	(0.55)	0.42	(0.67)	0.39	0.63
Total income (loss) from investment operations	(0.23)	0.79	(0.27)	0.89	1.07
Distributions
From net investment income	(0.35)	(0.42)	(0.39)	(0.58)	(0.48)
Total distributions	(0.35)	(0.42)	(0.39)	(0.58)	(0.48)
Net asset value, end of year/period	$9.03	$9.61	$9.24	$9.90	$9.59
Total return (excludes sales charge)	(2.14)%	8.78%	(2.71)%	9.55%	12.17	% (3)
Ratios/Supplemental Data
Net assets, end of year/period (000’s omitted)	$18,282	$25,342	$24,354	$19,099	$6,267
Ratio of expenses to average net assets(4)	1.62%	1.59%	1.59%	1.61%	1.63	% (5)
Ratio of net investment income to average net assets	3.68%	3.99%	4.16%	5.10%	6.35	% (5)
Portfolio turnover rate	56%	66%	48%	92%	102	% (3)

*	Commencement of operations was May 6, 2016.

(1)	Per share information has been calculated using the average number of shares outstanding.

(2)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(3)	Not annualized.

(4)	Does not include expenses of the investment companies in which the Fund invests.

(5)	Annualized.

The accompanying notes are an integral part of these financial statements.

YORKTOWN SHORT TERM BOND FUND

FINANCIAL HIGHLIGHTS

	Institutional Class
	For the Year Ended January 31,
	2021	2020	2019	2018	2017
For a share outstanding throughout each year
Net asset value, beginning of year	$4.25	$4.16	$4.22	$4.16	$3.99
Income from investment operations
Net investment income(1),(2)	0.08	0.12	0.12	0.15	0.13
Net realized and unrealized gain (loss) on investments	0.02 *	0.08	(0.07)	0.02	0.13
Total income from investment operations	0.10	0.20	0.05	0.17	0.26
Distributions
From net investment income	(0.08)	(0.11)	(0.11)	(0.11)	(0.09)
Total distributions	(0.08)	(0.11)	(0.11)	(0.11)	(0.09)
Net asset value, end of year	$4.27	$4.25	$4.16	$4.22	$4.16
Total return	2.43%	5.00%	1.32%	4.18%	6.77%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$207,543	$193,049	$179,638	$96,285	$45,434
Ratio of expenses to average net assets(3),(4)	0.89%	0.89%	0.89%	0.93%	1.20%
Ratio of net investment income to average net assets	2.00%	2.87%	2.89%	3.42%	3.08%
Portfolio turnover rate	41%	62%	66%	36%	55%

*	The amount shown for a share outstanding throughout the year does not accord with the change in aggregate gains and losses in the portfolio of securities during the year due to the timing of sales and purchases of fund shares in relation to fluctuating market values during the year.

(1)	Per share information has been calculated using the average number of shares outstanding.

(2)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(3)	Does not include expenses of the investment companies in which the Fund invests.

(4)	Without fees waived or recouped by the investment adviser, the ratio of expenses to average net assets would have been 0.88%, 0.89%, 0.90%, 0.98% and 1.20%, respectively.

The accompanying notes are an integral part of these financial statements.

YORKTOWN SHORT TERM BOND FUND

FINANCIAL HIGHLIGHTS, Continued

	Class A
	For the Year Ended January 31,
	2021	2020	2019	2018	2017
For a share outstanding throughout each year
Net asset value, beginning of year	$3.98	$3.90	$3.97	$3.92	$3.76
Income from investment operations
Net investment income(1),(2)	0.08	0.11	0.11	0.14	0.12
Net realized and unrealized gain (loss) on investments	0.02 *	0.08	(0.07)	0.02	0.13
Total income from investment operations	0.10	0.19	0.04	0.16	0.25
Distributions
From net investment income	(0.08)	(0.11)	(0.11)	(0.11)	(0.09)
Total distributions	(0.08)	(0.11)	(0.11)	(0.11)	(0.09)
Net asset value, end of year	$4.00	$3.98	$3.90	$3.97	$3.92
Total return (excludes sales charge)	2.59%	5.07%	1.15%	4.18%	6.82%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$12,176	$26,090	$21,891	$10,869	$10,114
Ratio of expenses to average net assets(3),(4)	0.89%	0.89%	0.89%	0.93%	1.20%
Ratio of net investment income to average net assets	2.06%	2.85%	2.90%	3.44%	3.08%
Portfolio turnover rate	41%	62%	66%	36%	55%

*	The amount shown for a share outstanding throughout the year does not accord with the change in aggregate gains and losses in the portfolio of securities during the year due to the timing of sales and purchases of fund shares in relation to fluctuating market values during the year.

(1)	Per share information has been calculated using the average number of shares outstanding.

(2)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(3)	Does not include expenses of the investment companies in which the Fund invests.

(4)	Without fees waived or recouped by the investment adviser, the ratio of expenses to average net assets would have been 0.88%, 0.89%, 0.90%, 0.98% and 1.20%, respectively.

The accompanying notes are an integral part of these financial statements.

YORKTOWN SHORT TERM BOND FUND

FINANCIAL HIGHLIGHTS, Continued

	Class L
	For the Year Ended January 31,
	2021	2020	2019	2018	2017
For a share outstanding throughout each year
Net asset value, beginning of year	$3.63	$3.56	$3.63	$3.60	$3.47
Income from investment operations
Net investment income(1),(2)	0.05	0.06	0.07	0.09	0.07
Net realized and unrealized gain (loss) on investments	—	0.09	(0.06)	0.02	0.12
Total income from investment operations	0.05	0.15	0.01	0.11	0.19
Distributions
From net investment income	(0.05)	(0.08)	(0.08)	(0.08)	(0.06)
Total distributions	(0.05)	(0.08)	(0.08)	(0.08)	(0.06)
Net asset value, end of year	$3.63	$3.63	$3.56	$3.63	$3.60
Total return	1.55%	4.30%	0.29%	3.09%	5.58%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$356,117	$341,987	$163,409	$120,009	$40,665
Ratio of expenses to average net assets(3),(4)	1.61%	1.89%	1.89%	1.93%	2.20%
Ratio of net investment income to average net assets	1.29%	1.81%	1.87%	2.41%	2.08%
Portfolio turnover rate	41%	62%	66%	36%	55%

(1)	Per share information has been calculated using the average number of shares outstanding.

(2)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(3)	Does not include expenses of the investment companies in which the Fund invests.

(4)	Without fees waived or recouped by the investment adviser, the ratio of expenses to average net assets would have been 1.60%, 1.89%, 1.90%, 1.98% and 2.20%, respectively.

The accompanying notes are an integral part of these financial statements.

YORKTOWN MASTER ALLOCATION FUND

FINANCIAL HIGHLIGHTS

	Institutional Class
	For the Year Ended January 31,
	2021	2020	2019	2018	2017
For a share outstanding throughout each year
Net asset value, beginning of year	$20.96	$24.87	$32.21	$32.41	$34.21
Income from investment operations
Net investment income (loss)(1),(2)	(0.23)	(0.18)	0.40	(0.04)	(0.02)
Net realized and unrealized gain (loss) on investments	4.65	2.33	(3.29)	5.80	5.20
Total income (loss) from investment operations	4.42	2.15	(2.89)	5.76	5.18
Distributions
From net investment income	—	(0.05)	(0.09)	(0.28)	—
From net realized gain on security transactions	(0.99)	(6.01)	(4.36)	(5.68)	(6.98)
Total distributions	(0.99)	(6.06)	(4.45)	(5.96)	(6.98)
Net asset value, end of year	$24.39	$20.96	$24.87	$32.21	$32.41
Total return	21.31%	9.01%	(8.39)%	18.84%	15.44%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$8,773	$8,455	$16,397	$2,716	$2,298
Ratio of expenses to average net assets(3)	1.55%	1.37%	1.06%	0.99%	0.94%
Ratio of net investment income (loss) to average net assets(2),(3)	(1.08)%	(0.73)%	1.38%	(0.13)%	(0.05)%
Portfolio turnover rate	4%	27%	24%	8%	27%

(1)	Per share information has been calculated using the average number of shares outstanding.

(2)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(3)	Does not include expenses of the investment companies in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

YORKTOWN MASTER ALLOCATION FUND

FINANCIAL HIGHLIGHTS, Continued

	Class A
	For the Year Ended January 31,
	2021	2020	2019	2018	2017
For a share outstanding throughout each year
Net asset value, beginning of year	$18.98	$23.06	$30.21	$30.74	$32.93
Income from investment operations
Net investment income (loss)(1),(2)	(0.25)	(0.23)	0.14	(0.11)	(0.19)
Net realized and unrealized gain (loss) on investments	4.18	2.16	(2.92)	5.47	4.98
Total income (loss) from investment operations	3.93	1.93	(2.78)	5.36	4.79
Distributions
From net investment income	—	—	(0.01)	(0.21)	—
From net realized gain on security transactions	(0.99)	(6.01)	(4.36)	(5.68)	(6.98)
Total distributions	(0.99)	(6.01)	(4.37)	(5.89)	(6.98)
Net asset value, end of year	$21.92	$18.98	$23.06	$30.21	$30.74
Total return (excludes sales charge)	20.95%	8.76%	(8.61)%	18.55%	14.84%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$2,676	$2,650	$3,727	$6,141	$6,474
Ratio of expenses to average net assets(3)	1.80%	1.62%	1.31%	1.24%	1.44%
Ratio of net investment income (loss) to average net assets(2),(3)	(1.33)%	(1.01)%	0.48%	(0.35)%	(0.55)%
Portfolio turnover rate	4%	27%	24%	8%	27%

(1)	Per share information has been calculated using the average number of shares outstanding.

(2)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(3)	Does not include expenses of the investment companies in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

YORKTOWN MASTER ALLOCATION FUND

FINANCIAL HIGHLIGHTS, Continued

	Class L
	For the Year Ended January 31,
	2021	2020	2019	2018	2017
For a share outstanding throughout each year
Net asset value, beginning of year	$16.83	$21.24	$28.43	$29.28	$31.81
Income from investment operations
Net investment loss(1),(2)	(0.35)	(0.38)	(0.19)	(0.34)	(0.35)
Net realized and unrealized gain (loss) on investments	3.69	1.98	(2.64)	5.18	4.80
Total income (loss) from investment operations	3.34	1.60	(2.83)	4.84	4.45
Distributions
From net investment income	—	—	—	(0.01)	—
From net realized gain on security transactions	(0.99)	(6.01)	(4.36)	(5.68)	(6.98)
Total distributions	(0.99)	(6.01)	(4.36)	(5.69)	(6.98)
Net asset value, end of year	$19.18	$16.83	$21.24	$28.43	$29.28
Total return	20.11%	7.92%	(9.33)%	17.66%	14.29%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$5,807	$5,601	$6,883	$19,856	$21,838
Ratio of expenses to average net assets(3)	2.55%	2.37%	2.06%	1.99%	1.94%
Ratio of net investment loss to average net assets(2),(3)	(2.08)%	(1.82)%	(0.72)%	(1.11)%	(1.05)%
Portfolio turnover rate	4%	27%	24%	8%	27%

(1)	Per share information has been calculated using the average number of shares outstanding.

(2)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(3)	Does not include expenses of the investment companies in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

YORKTOWN SMALL CAP FUND

FINANCIAL HIGHLIGHTS

	Institutional Class
					For the
					Period Ended
	For the Year Ended January 31,				January 31,
	2021	2020	2019	2018	2017*
For a share outstanding throughout each year/period
Net asset value, beginning of year/period	$12.23	$11.19	$11.48	$11.98	$10.00
Income from investment operations
Net investment income (loss)(1),(2)	— (3)	0.02	0.01	— (3)	0.02
Net realized and unrealized gain (loss) on investments	5.21	1.17	(0.20)	1.40	1.99
Total income (loss) from investment operations	5.21	1.19	(0.19)	1.40	2.01
Distributions
From net investment income	(0.01)	—	(0.02)	—	(0.03)
From net realized gain on security transactions	—	(0.15)	(0.08)	(1.90)	—
Total distributions	(0.01)	(0.15)	(0.10)	(1.90)	(0.03)
Net asset value, end of year/period	$17.43	$12.23	$11.19	$11.48	$11.98
Total return	42.61%	10.69%	(1.59)%	12.71%	20.12	% (4)
Ratios/Supplemental Data
Net assets, end of year/period (000’s omitted)	$45,375	$33,286	$25,741	$21,602	$17,656
Ratio of expenses to average net assets(5),(6)	1.15%	1.15%	1.15%	1.15%	1.15	% (7)
Ratio of net investment income (loss) to average net assets	(0.03)%	0.13%	0.10%	(0.01)%	0.29	% (7)
Portfolio turnover rate	50%	36%	42%	143%	41	% (4)

*	Commencement of operations was May 9, 2016.

(1)	Per share information has been calculated using the average number of shares outstanding.

(2)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(3)	Amount is less than $0.005 per share.

(4)	Not annualized.

(5)	Does not include expenses of the investment companies in which the Fund invests.

(6)	Without fees waived by the investment adviser, the ratio of expenses to average net assets would have been 1.63%, 1.55%, 1.63%, 1.96% and 2.59%, respectively.

(7)	Annualized.

The accompanying notes are an integral part of these financial statements.

YORKTOWN SMALL CAP FUND

FINANCIAL HIGHLIGHTS, Continued

	Class A
					For the
					Period Ended
	For the Year Ended January 31,				January 31,
	2021	2020	2019	2018	2017*
For a share outstanding throughout each year/period
Net asset value, beginning of year/period	$12.13	$11.13	$11.43	$11.97	$10.00
Income from investment operations
Net investment income (loss)(1),(2)	(0.04)	(0.01)	0.02	(0.04)	—	(3)
Net realized and unrealized gain (loss) on investments	5.17	1.16	(0.23)	1.40	2.00
Total income (loss) from investment operations	5.13	1.15	(0.21)	1.36	2.00
Distributions
From net investment income	—	—	(0.01)	—	(0.03)
From net realized gain on security transactions	—	(0.15)	(0.08)	(1.90)	—
Total distributions	—	(0.15)	(0.09)	(1.90)	(0.03)
Net asset value, end of year/period	$17.26	$12.13	$11.13	$11.43	$11.97
Total return (excludes sales charge)	42.29%	10.39%	(1.77)%	12.37%	19.99	% (4)
Ratios/Supplemental Data
Net assets, end of year/period (000’s omitted)	$703	$343	$280	$35	$12
Ratio of expenses to average net assets(5),(6)	1.40%	1.40%	1.40%	1.40%	1.40	% (7)
Ratio of net investment income (loss) to average net assets	(0.30)%	(0.10)%	0.20%	(0.35)%	0.06	% (7)
Portfolio turnover rate	50%	36%	42%	143%	41	% (4)

*	Commencement of operations was May 9, 2016.

(1)	Per share information has been calculated using the average number of shares outstanding.

(2)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(3)	Amount is less than $0.005 per share.

(4)	Not annualized.

(5)	Does not include expenses of the investment companies in which the Fund invests.

(6)	Without fees waived by the investment adviser, the ratio of expenses to average net assets would have been 1.88%, 1.80%, 1.88%, 2.21% and 2.84%, respectively.

(7)	Annualized.

The accompanying notes are an integral part of these financial statements.

YORKTOWN SMALL CAP FUND

FINANCIAL HIGHLIGHTS, Continued

	Class L
					For the
					Period Ended
	For the Year Ended January 31,				January 31,
	2021	2020	2019	2018	2017*
For a share outstanding throughout each year/period
Net asset value, beginning of year/period	$11.81	$10.91	$11.28	$11.93	$10.00
Income from investment operations
Net investment loss(1),(2)	(0.13)	(0.10)	(0.10)	(0.13)	(0.07)
Net realized and unrealized gain (loss) on investments	4.99	1.15	(0.19)	1.38	2.00
Total income (loss) from investment operations	4.86	1.05	(0.29)	1.25	1.93
Distributions
From net realized gain on security transactions	—	(0.15)	(0.08)	(1.90)	—
Total distributions	—	(0.15)	(0.08)	(1.90)	—
Net asset value, end of year/period	$16.67	$11.81	$10.91	$11.28	$11.93
Total return	41.15%	9.68%	(2.56)%	11.46%	19.30	% (3)
Ratios/Supplemental Data
Net assets, end of year/period (000’s omitted)	$2,292	$1,128	$856	$485	$140
Ratio of expenses to average net assets(4),(5)	2.15%	2.15%	2.15%	2.15%	2.15	% (6)
Ratio of net investment loss to average net assets	(1.05)%	(0.88)%	(0.87)%	(1.08)%	(0.81	)% (6)
Portfolio turnover rate	50%	36%	42%	143%	41	% (3)

*	Commencement of operations was May 9, 2016.

(1)	Per share information has been calculated using the average number of shares outstanding.

(2)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(3)	Not annualized.

(4)	Does not include expenses of the investment companies in which the Fund invests.

(5)	Without fees waived by the investment adviser, the ratio of expenses to average net assets would have been 2.63%, 2.55%, 2.63%, 2.96% and 3.59%, respectively.

(6)	Annualized.

The accompanying notes are an integral part of these financial statements.

YORKTOWN FUNDS
NOTES TO THE FINANCIAL STATEMENTS
January 31, 2021

1.	Organization

American Pension Investors Trust (the “Trust”) is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Each of the Yorktown Funds is a series of the Trust. The accompanying financial statements include the Growth Fund, Capital Income Fund, Multi-Asset Income Fund, Short Term Bond Fund, Master Allocation Fund and Small Cap Fund (collectively the “Funds”), each a diversified series of the Trust (except for the Master Allocation Fund which is non-diversified). Each Fund offers Class A, Class L and Institutional Class shares. In addition, the Multi-Asset Income Fund also offers Class C shares.

The Growth Fund’s investment objective is growth of capital. The Capital Income Fund’s investment objective is to seek to achieve high current income, as well as growth of capital and income. The Capital Income Fund and Growth Fund invest primarily in the common stock of U.S. and foreign issuers, securities issued by investment companies (“Underlying Funds”), including open-end mutual funds, closed-end funds, business development companies, unit investment trusts, and foreign investment companies, long-, intermediate- or short-term bonds and other fixed-income securities, and index securities (“Index Securities”), including exchange-traded funds (“ETFs”) and similar securities that represent interests in a portfolio of common stocks or fixed income securities seeking to track the performance of a securities index or similar benchmark.

The Multi-Asset Income Fund’s investment objective is current income with limited credit risk. The Multi-Asset Income Fund invests primarily in debt securities, including U.S. Government securities, corporate bonds and structured notes, common stock of U.S. and foreign issuers, securities issued by Underlying Funds, and Index Securities.

The Short Term Bond Fund’s investment objective is to seek income consistent with the preservation of capital. Under normal circumstances, the Short Term Bond Fund invests at least 80% of its assets in fixed income securities that, in the opinion of Yorktown Management & Research Company, Inc., the Funds’ investment adviser (the “Adviser”), offer the opportunity for income consistent with preservation of capital. The Short Term Bond Fund’s portfolio will have an average aggregate maturity of not more than three years.

The Master Allocation Fund’s investment objective is long term capital appreciation and current income. Under normal conditions, the Adviser seeks to achieve the Master Allocation Fund’s investment objective by investing in a variety of equity and debt securities. The Adviser currently invests Master Allocation Fund assets in securities issued by other Underlying Funds managed by the Adviser, but reserves the

YORKTOWN FUNDS
NOTES TO THE FINANCIAL STATEMENTS, Continued

1.	Organization, continued

right to invest Master Allocation Fund assets in other equity and debt securities as it deems appropriate in seeking to achieve the Master Allocation Fund’s investment objective.

The Small Cap Fund’s investment objective is to seek to achieve long term capital appreciation. Under normal conditions, the Adviser and Sapphire Star Capital, LLC, the Small Cap Fund’s sub-adviser, seek to achieve the Small Cap Fund’s investment objective by investing at least 80% of its assets (plus the amount of any borrowings for investment purposes) in the common stock of U.S. small capitalized (“small cap”) value companies. The Small Cap Fund may also invest in securities issued by Underlying Funds, and Index Securities, including ETFs and similar securities that represent interests in a portfolio of common stocks or fixed income securities seeking to track the performance of a securities index or similar benchmark.

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies”.

2.	Significant Accounting Policies

Portfolio Valuation

The Funds’ investments in Underlying Funds are valued daily at their respective closing net asset values in accordance with the 1940 Act. Securities that are listed on U.S. exchanges (other than ETFs) are valued at the last sales price on the day the securities are valued or, lacking any sales on such day at the previous day’s closing price. ETFs are valued at the last sales price on the ETF’s primary exchange on the day the securities are valued or, lacking any sales on such day, either at the value assigned by a nationally recognized third-party pricing service or at the previous day’s closing price. Securities listed on NASDAQ are valued at the NASDAQ Official Closing Price. U.S. Treasury securities and corporate bonds are valued at an evaluated mean of the bid and ask prices. Securities for which market quotations are unavailable or unreliable are valued at fair value as determined in good faith by or under the direction of the Board of Trustees.

YORKTOWN FUNDS
NOTES TO THE FINANCIAL STATEMENTS, Continued

2.	Significant Accounting Policies, continued

The Funds utilize various methods to measure the fair value of their investments on a recurring basis. Generally accepted accounting principles establish a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

●	Level 1—Unadjusted quoted prices in active markets for identical assets that the Funds have the ability to access.

●	Level 2—Observable inputs other than quoted prices included in Level 1 that are observable for the asset, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

●	Level 3—Unobservable inputs for the asset, to the extent relevant observable inputs are not available, representing a Fund’s own assumptions about the assumptions a market participant would use in valuing the asset, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

YORKTOWN FUNDS
NOTES TO THE FINANCIAL STATEMENTS, Continued

2.	Significant Accounting Policies, continued

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used, as of January 31, 2021, in valuing the Funds’ assets carried at fair value.

Growth Fund

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stocks	$69,161,265	$810,710	$—	$69,971,975
Total	$69,161,265	$810,710	$—	$69,971,975

Capital Income Fund

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stocks	$21,858,059	$—	$—	$21,858,059
Grantor Trust	268,847	—	—	268,847
Total	$22,126,906	$—	$—	$22,126,906

Multi-Asset Income Fund

Investments in Securities	Level 1	Level 2	Level 3	Total
Preferred Stocks	$13,694,000	$1,915,800	$—	$15,609,800
Corporate Bonds and Notes	—	358,523,847	—	358,523,847
Asset Backed Securities	—	42,775,576	—	42,775,576
U.S. Government & Agencies	—	29,403,947	—	29,403,947
Collateralized Loan Obligations	—	16,623,942	—	16,623,942
Total	$13,694,000	$449,243,112	$—	$462,937,112

Short Term Bond Fund

Investments in Securities	Level 1	Level 2	Level 3	Total
Corporate Bonds and Notes	$—	$352,635,388	$—	$352,635,388
Asset Backed Securities	—	151,413,491	—	151,413,491
U.S. Government & Agencies	—	31,212,394	—	31,212,394
Collateralized Loan Obligations	—	21,399,521	—	21,399,521
Commercial Paper	—	3,999,421	—	3,999,421
Total	$—	$560,660,215	$—	$560,660,215

Master Allocation Fund

Investments in Securities	Level 1	Level 2	Level 3	Total
Investment Companies	$16,966,041	$—	$—	$16,966,041
Total	$16,966,041	$—	$—	$16,966,041

YORKTOWN FUNDS
NOTES TO THE FINANCIAL STATEMENTS, Continued

2.	Significant Accounting Policies, continued

Small Cap Fund

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stocks	$39,786,078	$—	$484,558	$40,270,636
Total	$39,786,078	$—	$484,558	$40,270,636

See schedule of investments for breakdown of sectors in which the Funds invest.

Following is a reconciliation of assets in which significant inputs (Level 3) were used in determining fair value for the Small Cap Fund:

	Balance as of
	January 31,	Realized gain
Asset Category	2020	(loss)	Purchases	Sales
Common Stocks	$—	$—	$—	$—

			Balance as of
	Transfer in	Transfer out	January 31,
Asset Category	Level 3*	Level 3*	2021
Common Stocks	$484,558	$—	$484,558

*	The amount of transfers in and/or out are reflected at the reporting period end.

The following provides quantitative information about the Small Cap Fund’s significant Level 3 fair value measurements as of January 31, 2021:

	Quantitative Information about Significant
	Level 3 Fair Value Measurements
	Fair Value as
	of January 31,	Valuation	Unobservable	Amount or	Weighted
Asset Category	2021	Techniques	Input(s)	Range	Average
Common Stocks	$484,558	Market Approach	Transaction Price	$6.47	$6.47

The significant unobservable inputs that may be used in the fair value measurement of the Funds’ investments in common stock, corporate bonds and convertible corporate bonds for which market quotations are not readily available include: broker quotes, discounts from the most recent trade or “stale price” and estimates from trustees (in bankruptcies) on disbursements. A change in the assumption used for each of the inputs listed above may indicate a directionally similar change in the fair value of the investment.

YORKTOWN FUNDS
NOTES TO THE FINANCIAL STATEMENTS, Continued

2.	Significant Accounting Policies, continued

Security Transactions and Investment Income

Security transactions are accounted for on the trade date for financial reporting purposes. Realized gains and losses from security transactions are reported on an identified-cost basis for both financial statement and federal income tax purposes. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income and expenses are recorded on an accrual basis. Discounts on debt securities are accreted or amortized to interest income over the lives of the respective securities using the effective interest method. Premiums for callable debt securities are amortized to the earliest call date, if the call price was less than the purchase price. If the call price was not at par and the security was not called, the security is amortized to the next call price and date.

Dividends and Distributions

Each Fund intends to distribute its net investment income and net realized long-term and short-term capital gains, if any, at least annually. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

Repurchase Agreements

The Funds may invest in tri-party repurchase agreements. Securities held as collateral for tri-party repurchase agreements are maintained by the broker’s custodian bank in a segregated account until maturity of the repurchase agreement. Provisions of the repurchase agreements and procedures adopted by the Board of Trustees require that the market value of the collateral, including accrued interest thereon, is sufficient in the event of default by the counterparty. A custody agreement in connection with the Master Repurchase Agreement defines eligible securities for collateral in relation to each repurchase agreement. Under the Master Repurchase Agreement, if the counterparty defaults and the value of the collateral declines or if the counter-party enters an insolvency proceeding, realization of the collateral by the Funds may be delayed or limited.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

YORKTOWN FUNDS
NOTES TO THE FINANCIAL STATEMENTS, Continued

2.	Significant Accounting Policies, continued

Class Net Asset Values and Expenses

All income and expenses not attributable to a particular class, and realized and unrealized gains are allocated to each class proportionately for purposes of determining the net asset value of each class. Certain shareholder servicing and distribution fees are allocated to the particular class to which they are attributable. Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds based on each fund’s relative net assets or another appropriate basis.

The Funds currently offer Class A shares which include a front-end sales charge (load). The maximum front-end sales charge is 2.25% for the Short Term Bond Fund and 5.75% for the remaining Funds. Class A shares may be purchased without a front-end sales charge under certain circumstances. A contingent deferred sales charge of 1.00% is generally imposed on redemptions of Class C shares made within one year of the date of purchase.

Other

In the normal course of business, the Trust enters into contracts that contain a variety of representations which provide general indemnifications. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.

3.	Principal Risks

In the normal course of business the Funds may trade securities, including structured notes, where the risk of potential loss exists due to such things as changes in the market (market risk), the size of the companies it invests in (small company risk), or failure or inability of the other party to a transaction to perform (credit and counterparty risk). Structured notes are hybrid securities that generally combine both debt and equity characteristics into a single note form. The risks of investing in structured notes include unfavorable price movements in the underlying security or index and the credit risk of the issuing financial institution. There may be no guarantee of interest payments or return of principal with structured notes, and structured notes may be less liquid than other investments held by a Fund.

Market Risks—The Funds’ investments in securities expose the Funds to various risks such as, but not limited to, interest rate and equity risks.

YORKTOWN FUNDS
NOTES TO THE FINANCIAL STATEMENTS, Continued

3.	Principal Risks, continued

Interest rate risk is the risk that fixed income securities, as well as structured notes, will decline in value because of changes in interest rates. Generally, as interest rates rise, the value of certain fixed income securities held by a Fund is likely to decrease. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations.

The market value of equities, such as common stocks and preferred securities, may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Small Company Risks—Small company securities tend to be less liquid and more difficult to sell than those issued by larger companies. Small company stocks can be more volatile and may underperform the market or become out of favor with investors. Small company securities may be very sensitive to changing economic conditions and market downturns because the issuers may often have narrow markets, fewer product lines, and limited managerial and financial resources.

Credit and Counterparty Risks—The Funds will be exposed to credit risk due to the entities with whom they trade. A Fund could lose money if the issuer or guarantor of a fixed income security or structured note is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, the Funds may be exposed to counterparty risk, or the risk that an institution or other entity with which a Fund has unsettled or open transactions will default. All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities is only made once a Fund has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

YORKTOWN FUNDS
NOTES TO THE FINANCIAL STATEMENTS, Continued

4.	Investment Advisory and Accounting Services Agreements

The Adviser, whose principal stockholder is also a trustee of the Trust, serves as the Funds’ investment adviser and manager. For its services, the Adviser receives a fee, calculated daily and payable monthly, at an annual rate as follows:

Growth Fund	1.00%
Capital Income Fund	0.60%
Multi-Asset Income Fund	0.40%
Short Term Bond Fund	0.70%
Master Allocation Fund	0.30%
Small Cap Fund	0.90%

In the interest of limiting expenses of the Funds, the Adviser has entered into a contractual expense limitation agreement with the Trust. Pursuant to the expense limitation agreement, the Adviser has agreed to waive or limit its fees and assume other expenses of the Funds (excluding interest, taxes, brokerage commissions and other expenditures capitalized in accordance with generally accepted accounting principles or other extraordinary expenses not incurred in the ordinary course of business) so that the ratio of total annual operating expenses is limited as shown below:

				Institutional
	Class A	Class L	Class C	Class
Growth Fund	1.75%	2.50%		1.50%
Capital Income Fund (a)	1.44%	2.19%		1.19%
Multi-Asset Income Fund	1.75%	1.90%	1.90%	1.00%
Short Term Bond Fund	0.89%	1.54%(b)		0.89%
Small Cap Fund	1.40%	2.15%		1.15%

(a)	Prior to June 30, 2020, the Capital Income Fund’s ratio of total annual operating expenses was limited to 1.75% for Class A shares, 2.50% for Class L shares and 1.50% for Institutional Class shares.

(b)	Prior to April 1, 2020, the Short Term Bond Fund’s ratio of total annual operating expenses was limited to 1.89% for Class L shares.

The Adviser is entitled to the reimbursement of fees waived or reimbursed subject to the limitations that the reimbursement is made only for fees and expenses incurred not more than three years prior to the date of reimbursement, and the reimbursement may not be made if it would cause the applicable Fund’s annual expense limitations to be exceeded. The reimbursement amount may not include any additional charges or fees, such as interest accruable on the reimbursement account. The expense limitation agreement may be terminated only by the Board of Trustees by providing 60 days’ notice, or if the Adviser ceases to serve as adviser to the Funds. Further, any recoupments will be subject to any lower expense limitations that have been

YORKTOWN FUNDS
NOTES TO THE FINANCIAL STATEMENTS, Continued

4.	Investment Advisory and Accounting Services Agreements, continued

later implemented by the Board of Trustees. During the fiscal year ended January 31, 2021, the Adviser contractually waived fees and reimbursed expenses of $41,021 and $143,175 in the Capital Income Fund and Small Cap Fund, respectively. During the fiscal year ended January 31, 2021, the Adviser recouped waived fees of $54,175 from the Short Term Bond Fund. As of January 31, 2021, the Adviser may seek repayment of investment advisory fee waivers and expense reimbursements as follows:

		Recoupable
		through
	Amount	January 31,
Capital Income Fund	$41,021	2024

Short Term Bond Fund	34,671	2022

Small Cap Fund	124,491	2022
	125,492	2023
	143,175	2024

In addition to the expense limitations previously noted, effective June 1, 2020, the Adviser has agreed to voluntarily waive or limit its fees and assume other expenses so that the ratio of total operating expenses for the Growth Fund is limited to 1.25% for Class A shares, 2.25% for Class L shares and 1.25% for Institutional Class shares and the Capital Income Fund is limited to 1.24% for Class A shares, 1.99% for Class L shares and 0.99% for Institutional Class shares. The Adviser is not entitled to the reimbursement of any fees voluntarily waived or expenses reimbursed. During the fiscal year ended January 31, 2021, the Adviser voluntarily waived fees of $82,850 and $41,814 in the Growth Fund and Capital Income Fund, respectively.

The Adviser has retained a sub-adviser to provide portfolio management and related services to the Small Cap Fund. The sub-adviser receives a fee from the Adviser (not the Small Cap Fund) for these services.

YORKTOWN FUNDS
NOTES TO THE FINANCIAL STATEMENTS, Continued

4.	Investment Advisory and Accounting Services Agreements, continued

Ultimus Fund Solutions, LLC (“Ultimus”) provides certain transfer agency, fund accounting, fund administration, and compliance support services for the aforementioned Funds. For the fiscal year ended January 31, 2021, Ultimus received the following amounts for these services:

Growth Fund	$106,474
Capital Income Fund	98,607
Multi-Asset Income Fund	274,029
Short Term Bond Fund	152,716
Master Allocation Fund	98,893
Small Cap Fund	96,256

5.	Distribution Plan and Fees

The Trust has adopted Rule 12b-1 Plans of Distribution providing for the payment of distribution and service fees to Ultimus Fund Distributors, LLC, the Funds’ distributor. Class A shares of the Capital Income Fund, Master Allocation Fund and Small Cap Fund pay a fee of 0.25% of each Class A shares’ average daily net assets for distribution fees. Class A shares of the Multi-Asset Income Fund pay a fee of 0.50% of the Class A shares’ average daily net assets for distribution fees. Class L shares of each of the Funds, except Short Term Bond Fund, pay a fee of 1.00% of each Class L shares’ average daily net assets. Of this amount, 0.75% represents distribution fees and 0.25% represents shareholder servicing fees. Class L shares of the Short Term Bond Fund pay a fee of 0.65% (prior to April 1, 2020 fee was 1.00%) of Class L share’s average daily net assets. Class C shares of Multi-Asset Income Fund pay a fee of 1.00% of Class C share’s average daily net assets. Of this amount, 0.75% represents distribution fees and 0.25% represents shareholder servicing fees.

During the fiscal year ended January 31, 2021, the distributor retained the following amounts in sales commissions from the sales of Class A shares of the Funds:

Growth Fund	$2,447
Capital Income Fund	32
Multi-Asset Income Fund	11,338
Short Term Bond Fund	2,790
Master Allocation Fund	—
Small Cap Fund	291

YORKTOWN FUNDS
NOTES TO THE FINANCIAL STATEMENTS, Continued

5.	Distribution Plan and Fees, continued

During the fiscal year ended January 31, 2021, the distributor received the following amounts in contingent deferred sales charges related to redemptions of Class A and Class C shares of the Funds:

Growth Fund, Class A	$92
Multi-Asset Income Fund, Class A	557
Multi-Asset Income Fund, Class C	2,592

6.	Investment Activity

For the fiscal year ended January 31, 2021, purchases and sales of investment securities, other than short-term investments were as follows:

			U.S.	U.S.
			Government	Government
	Purchases	Sales	Purchases	Sales
Growth Fund	$55,352,360	$65,863,447	$—	$—
Capital Income Fund	49,984,935	53,039,650	—	—
Multi-Asset Income Fund	278,131,689	380,967,388	24,826,533	9,835,445
Short Term Bond Fund	235,037,377	203,657,832	31,462,536	2,511,215
Master Allocation Fund	623,620	2,750,000	—	—
Small Cap Fund	14,540,773	17,331,497	—	—

7.	Line of Credit

The Growth Fund, Capital Income Fund, Multi-Asset Income Fund, Short Term Bond Fund and the Master Allocation Fund, entered into in a short-term credit agreement (“Line of Credit”) with Huntington National Bank (“Huntington”), expiring on May 28, 2021. Under the terms of the agreement, each of the Funds may borrow up to the lesser of 30% of a Fund’s daily market value or $25 million at an interest rate equal to the London Interbank Offered Rate (“LIBOR”) plus 125 basis points. The purpose of the agreement is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Huntington receives an annual facility fee of 0.125% on $25 million as well as an additional annual fee of 0.125% on any unused portion of the credit facility, invoiced quarterly, for providing the Line of Credit. The Funds will not borrow money, except (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of a Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 15% of a Fund’s total assets at the time when the borrowing is made. To the extent that the line of credit is utilized, it will be collateralized by securities in the Funds’ portfolios.

YORKTOWN FUNDS
NOTES TO THE FINANCIAL STATEMENTS, Continued

7.	Line of Credit, continued

As of January 31, 2021, the Funds had no outstanding borrowings under this Line of Credit.

		Weighted
	Average	Average	Number	Interest	Maximum
	Daily Loan	Interest	of Days	Expense	Loan
Fund	Balance(a)	Rate(a)	Outstanding(b)	Accrued	Outstanding
Growth Fund	$513,610	1.39%	5	$100	$513,610
Capital Income Fund	758,331	1.39%	1	29	758,331
Short Term Bond Fund	7,498,801	2.79%	15	8,723	14,720,527

(a)	Averages based on the number of days outstanding.

(b)	Number of Days Outstanding represents the total days during the fiscal year ended January 31, 2021, that a Fund utilized the Line of Credit.

8.	Federal Income Tax Information

Each of the Funds is a separate taxable entity and intends to continue to qualify for the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended, and is required to make the requisite distributions to its shareholders which will relieve it from Federal income or excise taxes. Therefore, no provision has been recorded for Federal income or excise taxes. Under current tax law, capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. Required fund distributions are based on income and capital gain amounts determined in accordance with federal income tax regulations, which differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the composition of net assets and distributions for tax purposes may differ from amounts reflected in the accompanying financial statements. These differences are primarily due to differing treatment for losses deferred with respect to wash sales, and excise tax regulations. For financial reporting purposes, capital accounts and distributions to shareholders are adjusted to reflect the tax character of permanent book/tax differences.

FASB Accounting Standard Codification “Accounting for Uncertainty in Income Taxes”, Topic 740 requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Funds’ tax positions, and has

YORKTOWN FUNDS
NOTES TO THE FINANCIAL STATEMENTS, Continued

8.	Federal Income Tax Information, continued

concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken in the Funds’ 2021 tax returns, in addition to the Funds’ previous three open tax years. The Funds identify their major tax jurisdictions as U.S. Federal and Commonwealth of Virginia; however the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

At January 31, 2021, the gross unrealized appreciation and depreciation on investments owned by the Funds, based on cost for federal income tax purposes, were as follows:

		Capital	Multi-Asset
	Growth	Income	Income
	Fund	Fund	Fund
Tax cost of investments	$46,923,831	$18,804,063	$444,268,472
Gross unrealized appreciation	23,523,799	3,538,936	23,877,100
Gross unrealized depreciation	(475,655)	(216,093)	(5,208,460)
Net unrealized appreciation/(depreciation) on investments	$23,048,144	$3,322,843	$18,668,640

	Short Term	Master
	Bond	Allocation	Small Cap
	Fund	Fund	Fund
Tax cost of investments	$546,946,047	$10,439,196	$24,553,918
Gross unrealized appreciation	14,067,270	6,526,845	15,929,629
Gross unrealized depreciation	(353,102)	—	(212,911)
Net unrealized appreciation/(depreciation) on investments	$13,714,168	$6,526,845	$15,716,718

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions and wash sales.

YORKTOWN FUNDS
NOTES TO THE FINANCIAL STATEMENTS, Continued

8.	Federal Income Tax Information, continued

Generally accepted accounting principles require that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the fiscal year ended January 31, 2021, permanent differences in book and tax accounting have been reclassified to paid-in capital, accumulated net investment income/loss and accumulated net realized gain/loss as follows:

		Accumulated
	Paid-In	Earnings
	Capital	(Deficit)
Growth Fund	$(8,543)	$8,543
Capital Income Fund	(3,576)	3,576
Multi-Asset Income Fund	(150)	150
Short Term Bond Fund	—	—
Master Allocation Fund	(187,486)	187,486
Small Cap Fund	(53,944)	53,944

As of January 31, 2021, the components of accumulated earnings/(deficit) on a tax basis were as follows:

		Capital	Multi-Asset
	Growth	Income	Income
	Fund	Fund	Fund
Undistributed ordinary income	$481,241	$—	$1,455,416
Undistributed long-term capital gains	7,202,846	—	—
Accumulated earnings	7,684,087	—	1,455,416
Accumulated capital and other losses	—	(163,274)	(187,655,784)
Unrealized appreciation on investments	23,049,426	3,323,002	18,668,640
Total accumulated earnings/(deficit)	$30,733,513	$3,159,728	$(167,531,728)

	Short Term	Master
	Bond	Allocation	Small Cap
	Fund	Fund	Fund
Undistributed ordinary income	$901,208	$—	$—
Undistributed long-term capital gains	—	807,464	—
Accumulated earnings	901,208	807,464	—
Accumulated capital and other losses	(13,034,149)	(22,061)	(2,034,893)
Unrealized appreciation on investments	13,714,168	6,526,845	15,716,718
Total accumulated earnings	$1,581,227	$7,312,248	$13,681,825

YORKTOWN FUNDS
NOTES TO THE FINANCIAL STATEMENTS, Continued

8.	Federal Income Tax Information, continued

The tax character of distributions paid for the fiscal years ended January 31, 2021 and January 31, 2020 were as follows:

	Growth Fund		Capital Income Fund
	2021	2020	2021	2020
Distributions paid from:
Ordinary income	$—	$4,721,413	$195,274	$319,618
Long-term capital gains	7,407,371	—	—	41,637
Total distributions paid	$7,407,371	$4,721,413	$195,274	$361,255

	Multi-Asset Income Fund		Short Term Bond Fund
	2021	2020	2021	2020
Distributions paid from:
Ordinary income	$21,454,026	$29,851,921	$8,561,091	$10,610,429
Long-term capital gains	—	—	—	—
Total distributions paid	$21,454,026	$29,851,921	$8,561,091	$10,610,429

	Master Allocation Fund		Small Cap Fund
	2021	2020	2021	2020
Distributions paid from:
Ordinary income	$55,000	$464,360	$24,828	$—
Long-term capital gains	697,642	3,651,814	—	421,940
Total distributions paid	$752,642	$4,116,174	$24,828	$421,940

At January 31, 2021, the Funds had accumulated capital loss carryforwards as follows:

	Not Subject to Expiration
	Short-Term	Long-Term	Total
Growth Fund	$—	$—	$—
Capital Income Fund	154,686	—	154,686
Multi-Asset Income Fund	84,184,433	103,471,351	187,655,784
Short Term Bond Fund	6,166,989	6,867,160	13,034,149
Master Allocation Fund	—	—	—
Small Cap Fund	1,995,446	—	1,995,446

YORKTOWN FUNDS
NOTES TO THE FINANCIAL STATEMENTS, Continued

8.	Federal Income Tax Information, continued

To the extent that a Fund may realize future net capital gains, those gains will be offset by any of its unused capital loss carryforward. Future capital loss carryforward utilization in any given year may be subject to Internal Revenue Code limitations.

Under current tax law, net investment losses after December 31 and capital losses realized after October 31 of the Funds fiscal year may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes. As of January 31, 2021, the following Funds had Qualified Late Year Ordinary Losses:

Growth Fund	$—
Capital Income Fund	8,588
Multi-Asset Income Fund	—
Short Term Bond Fund	—
Master Allocation Fund	22,061
Small Cap Fund	39,447

9.	Transactions with Affiliates

The Multi-Asset Income Fund and Master Allocation Fund invest in other mutual funds which are managed by the Adviser. Transactions with affiliates during the fiscal year ended January 31, 2021 were as follows:

Multi-Asset Income Fund

	Value on
	January 31,	Purchases/	Sales/	Realized Gain
Affiliated Fund Name	2020	Additions	Reductions	(Loss)
Small Cap Fund	$9,662,695	$—	$(8,703,013)	$643,804

	Change in		Shares
	Unrealized	Value on	Held on		Long-Term
	Appreciation/	January 31,	January 31,	Dividend	Capital Gain
Affiliated Fund Name	Depreciation	2021	2021	Income	Distributions
Small Cap Fund	$(1,603,486)	$—	—	$—	$—

YORKTOWN FUNDS
NOTES TO THE FINANCIAL STATEMENTS, Continued

9.	Transactions with Affiliates, continued

Master Allocation Fund

	Value on
	January 31,	Purchases/	Sales/	Realized Gain
Affiliated Fund Name	2020	Additions	Reductions	(Loss)
Growth Fund	$5,959,856	$550,659	$(1,550,000)	$167,175
Capital Income Fund	6,231,612	70,063	(200,000)	(22,620)
Small Cap Fund	4,224,586	2,898	(1,000,000)	130,549
Total	$16,416,054	$623,620	$(2,750,000)	$275,104

	Change in		Shares
	Unrealized	Value on	Held on		Long-Term
	Appreciation/	January 31,	January 31,	Dividend	Capital Gain
Affiliated Fund Name	Depreciation	2021	2021	Income	Distributions
Growth Fund	$944,146	$6,071,836	308,372	$—	$550,659
Capital Income Fund	190,587	6,269,642	184,347	70,063	—
Small Cap Fund	1,266,530	4,624,563	265,322	2,898	—
Total	$2,401,263	$16,966,041	758,041	$72,961	$550,659

The beneficial ownership, either directly or indirectly, of 25% or more of the voting securities of a fund creates a presumption of control of a fund under Section 2(a) (9) of the 1940 Act. At January 31, 2021, the Master Allocation Fund, as record shareholder, owned 26% of the outstanding shares of the Capital Income Fund.

10.	Subsequent Event

Management of the Funds has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date at which these financial statements were issued. Based upon this evaluation, management has determined there were no items requiring adjustment of the financial statements or additional disclosure.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of American Pension Investors Trust

and the Shareholders of Yorktown Growth Fund, Yorktown Capital Income Fund,

Yorktown Multi-Asset Income Fund, Yorktown Short Term Bond Fund,

Yorktown Master Allocation Fund, and Yorktown Small Cap Fund

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Yorktown Growth Fund, Yorktown Capital Income Fund, Yorktown Multi-Asset Income Fund, Yorktown Short Term Bond Fund, Yorktown Master Allocation Fund, and Yorktown Small Cap Fund, each a series of shares of beneficial interest in American Pension Investors Trust (the “Funds”), including the schedules of investments, as of January 31, 2021, and the related statements of operations, changes in net assets, and the financial highlights for the year then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of January 31, 2021, and the results of their operations, the changes in their net assets, and their financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. The statements of changes in net assets for the year ended January 31, 2020 and the financial highlights for each of the years in the four-year period ended January 31, 2020 were audited by other auditors, whose report dated March 25, 2020, expressed an unqualified opinion on such financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risk of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of January 31, 2021 by correspondence with the custodian, transfer agent, brokers, or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

BBD, LLP

We have served as the auditor of one or more of the Funds in the American Pension Investors Trust since 2020.

Philadelphia, Pennsylvania

March 29, 2021

ADDITIONAL FEDERAL TAX INFORMATION (Unaudited)

The Form 1099-DIV you received in January 2021 shows the tax status of all distributions paid to your account in calendar year 2020. Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals and the dividends received deduction for corporations.

For the year ended January 31, 2021, the following percentage of ordinary income dividends paid by the Funds qualify as qualified dividend income:

Qualified
Dividend
Income
Growth Fund	0%
Capital Income Fund	100%
Multi-Asset Income Fund	8%
Short Term Bond Fund	0%
Master Allocation Fund	7%
Small Cap Fund	100%

For the taxable year ended January 31, 2021, the following percentage of ordinary income dividends paid by the Funds qualify for the dividends received deduction available to corporations:

Dividends
Received
Deduction
Growth Fund	0%
Capital Income Fund	100%
Multi-Asset Income Fund	8%
Short Term Bond Fund	0%
Master Allocation Fund	23%
Small Cap Fund	100%

For the taxable year ended January 31, 2021, of ordinary income dividends paid by the Funds qualify as qualified business income.

Qualified
Business
Income
Growth Fund	0%
Capital Income Fund	0%
Multi-Asset Income Fund	0%
Short Term Bond Fund	0%
Master Allocation Fund	0%
Small Cap Fund	0%

The Funds designate the following amounts as long-term capital gains distributions. The amounts designated may not agree with long term capital gains in the tax character of distribution table due to utilization of earnings and profits distributed to shareholders on redemption of shares.

Long-Term
Capital Gains
Paid Amount
Growth Fund	$7,407,371
Capital Income Fund	—
Multi-Asset Income Fund	—
Short Term Bond Fund	—
Master Allocation Fund	697,642
Small Cap Fund	—

PERFORMANCE AND GROWTH OF $10,000 GRAPHS (Unaudited)

The graphs that follow assume an initial investment of $10,000 made on January 31, 2011 (or, if a shorter period, commencement of a Fund’s operations) and held through January 31, 2021. THE FUNDS’ RETURNS REPRESENT PAST PERFORMANCE AND DO NOT GUARANTEE FUTURE RESULTS. The MSCI World Index is a widely recognized unmanaged index of equity prices and is representative of a broader market and range of securities than is found in the Funds’ portfolios. Effective October 12, 2018, the Short Term Bond Fund’s primary benchmark Index was changed from the Bloomberg Barclays U.S. Aggregate index to the ICE BofAML U.S. Corporate & Government, 1-3 Years Index because the adviser has determined that the ICE BofAML U.S. Corporate & Government, 1-3 Years Index more closely aligns with the investment strategies of the Fund. Effective September 10, 2020, the Small Cap Fund’s primary benchmark Index was changed from the Russell 2000 Growth Index to the Russell 2000 Index because the adviser believes the Russell 2000 Index is a more appropriate broad-based index for comparison purposes. The ICE BofAML U.S. Corporate & Government, 1-3 Years Index covers the U.S. investment grade debt publicly issued in the U.S. domestic market, including U.S. Treasury, U.S. agency, foreign government, supranational and corporate securities, with a remaining term to final maturity less than 3 years. The Bloomberg Barclays U.S. Aggregate Index is a broad-based benchmark that measures the investment grade fixed-rate taxable bond market and also is representative of a broader market and range of securities than is found in the Funds’ portfolios. The Dow Jones Conservative Relative Risk Index is made up of underlying indexes designed to measure portfolios at conservative risk levels. The Russell 2000 Index is a widely recognized unmanaged index that measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price/book ratios and higher forecasted growth values. Individuals cannot invest directly in the Indexes; however, an individual can invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

Gross operating expense ratios by Fund and share class, as disclosed in the current prospectus as of the date of this report, are:

				Institutional
	Class A	Class L	Class C	Class
Growth Fund	1.46%	2.46%		1.46%
Capital Income Fund	1.76%	2.51%		1.51%
Multi-Asset Income Fund	1.12%	1.62%	1.62%	0.62%
Short Term Bond Fund	0.89%	1.54%		0.89%
Master Allocation Fund	2.89%	3.64%		2.64%
Small Cap Fund	1.89%	2.64%		1.64%

Please see the Financial Highlights section of the Funds’ financial statements for more current information with respect to Expense Ratios.

The performance data quoted represents past performance and does not guarantee future results. The performance data does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The investment return and principal value of an investment in a Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For more information on the Funds, to obtain performance data current to the most recent month end, or to obtain a prospectus, please call 1-800-544-6060. You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of each Fund before investing. A Fund’s prospectus contains this and other information about the Fund, and should be read carefully before investing.

The Funds are distributed by Ultimus Fund Distributors, Inc., member FINRA.

Growth Fund Class A

Comparison of change in value of $10,000 in the Growth Fund, Class A and the MSCI World Index for the year ended January 31.

Capital Income Fund Class A

Comparison of change in value of $10,000 in the Capital Income Fund, Class A and the MSCI World Index for the year ended January 31.

Multi-Asset Income Fund Class A

Comparison of change in value of $10,000 in the Multi-Asset Income Fund, Class A and the Dow Jones Conservative Relative Risk Index for the year ended January 31.

Short Term Bond Fund Class A

Comparison of change in value of $10,000 in the Yorktown Short Term Bond Fund, Class A, ICE BofAML U.S. Corporate & Government, 1-3 Years Index for the year ended January 31.

Master Allocation Fund Class A

Comparison of change in value of $10,000 in the Master Allocation Fund, Class A and the MSCI World Index for the year ended January 31.

Small Cap Fund Class A

Comparison of change in value of $10,000 in the Small Cap Fund, Class A, the Russell 2000 Index and
the Russell 2000 Growth Index for the period May 9, 2016 (Commencement of Operations) to January 31, 2021.

EXPENSE EXAMPLES (Unaudited)

Yorktown Funds

As a shareholder in a Yorktown Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. Each example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period August 1, 2020 to January 31, 2021.

Actual Expenses

The first line for each class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each class in the table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Ending
		Account
	Beginning	Value,	Expenses	Annualized
	Account	January 31,	Paid During	Expense
	Value	2021	the Period (a)	Ratio
Growth Fund
Institutional Class
Actual	$1,000.00	$1,217.90	$6.97	1.25%
Hypothetical (5% return before expenses)	1,000.00	1,018.85	6.34	1.25%
Class A
Actual	1,000.00	1,217.70	6.97	1.25%
Hypothetical (5% return before expenses)	1,000.00	1,018.85	6.34	1.25%
Class L
Actual	1,000.00	1,211.60	12.51	2.25%
Hypothetical (5% return before expenses)	1,000.00	1,013.83	11.39	2.25%

Capital Income Fund
Institutional Class
Actual	1,000.00	1,101.80	5.23	0.99%
Hypothetical (5% return before expenses)	1,000.00	1,020.16	5.03	0.99%
Class A
Actual	1,000.00	1,100.40	6.55	1.24%
Hypothetical (5% return before expenses)	1,000.00	1,018.90	6.29	1.24%
Class L
Actual	1,000.00	1,096.30	10.49	1.99%
Hypothetical (5% return before expenses)	1,000.00	1,015.13	10.08	1.99%

Multi-Asset Income Fund
Institutional Class
Actual	1,000.00	1,075.80	3.18	0.61%
Hypothetical (5% return before expenses)	1,000.00	1,022.07	3.10	0.61%
Class A
Actual	1,000.00	1,073.20	5.78	1.11%
Hypothetical (5% return before expenses)	1,000.00	1,019.56	5.63	1.11%
Class L
Actual	1,000.00	1,071.20	8.38	1.61%
Hypothetical (5% return before expenses)	1,000.00	1,017.04	8.16	1.61%
Class C
Actual	1,000.00	1,071.60	8.38	1.61%
Hypothetical (5% return before expenses)	1,000.00	1,017.04	8.16	1.61%

Short Term Bond Fund
Institutional Class
Actual	1,000.00	1,024.20	4.53	0.89%
Hypothetical (5% return before expenses)	1,000.00	1,020.66	4.52	0.89%
Class A
Actual	1,000.00	1,023.30	4.53	0.89%
Hypothetical (5% return before expenses)	1,000.00	1,020.66	4.52	0.89%
Class L
Actual	1,000.00	1,020.10	7.82	1.54%
Hypothetical (5% return before expenses)	1,000.00	1,017.39	7.81	1.54%

		Ending
		Account
	Beginning	Value,	Expenses	Annualized
	Account	January 31,	Paid During	Expense
	Value	2021	the Period (a)	Ratio
Master Allocation Fund
Institutional Class
Actual	$1,000.00	$1,203.90	$8.25	1.49%
Hypothetical (5% return before expenses)	1,000.00	1,017.65	7.56	1.49%
Class A
Actual	1,000.00	1,202.50	9.63	1.74%
Hypothetical (5% return before expenses)	1,000.00	1,016.39	8.82	1.74%
Class L
Actual	1,000.00	1,198.30	13.76	2.49%
Hypothetical (5% return before expenses)	1,000.00	1,012.62	12.60	2.49%

Small Cap Fund
Institutional Class
Actual	1,000.00	1,404.30	6.95	1.15%
Hypothetical (5% return before expenses)	1,000.00	1,019.36	5.84	1.15%
Class A
Actual	1,000.00	1,403.30	8.46	1.40%
Hypothetical (5% return before expenses)	1,000.00	1,018.10	7.10	1.40%
Class L
Actual	1,000.00	1,397.30	12.96	2.15%
Hypothetical (5% return before expenses)	1,000.00	1,014.33	10.89	2.15%

(a)	The dollar amounts shown as “Expenses Paid” are equal to the Funds’ annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184) and divided by 366 (to reflect the one-half year period).

OTHER INFORMATION (Unaudited)

Proxy Voting Policies and Procedures

Both (i) a description of the policies and procedures that the Trust uses to determine how to vote proxies relating to the Funds’ portfolio securities and (ii) information regarding how the Trust voted proxies relating to the Funds’ portfolio securities during the most recent twelve month period ended June 30th are available without charge, upon request, by calling the Trust at (800) 544-6060, or on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Quarterly Portfolio Schedules

The Trust files each Fund’s complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Trust’s Form N-PORT reports are available on the SEC’s website at http://www.sec.gov.

Change in Independent Auditor

On December 9, 2020, the Audit Committee of the Board of Trustees approved the engagement of BBD, LLP (“BBD”) to serve as the independent registered public accounting firm for each Fund for the fiscal year ending January 31, 2021, in replacement of Tait Weller & Baker LLP (“Tait”) which served previously as the independent registered public accounting firm for the Funds. Having been notified of the Audit Committee’s intention to make this change, Tait resigned as the independent registered public accounting firm of the Funds.

The reports of Tait on the financial statements of the Funds as of and for the fiscal years ended January 31, 2019 and January 31, 2020 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainties, audit scope or accounting principles. During such fiscal years, and during the subsequent interim period ended December 9, 2020: (i) there were no disagreements between the Trust and Tait on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Tait, would have caused it to make reference to the subject matter of the disagreements in its report on the financial statements of any of the Funds for such years or interim period; and (ii) there were no “reportable events,” as defined in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended.

During the fiscal years of the Funds ended January 31, 2019 and January 31, 2020, and during the subsequent interim period ended December 9, 2020, neither the Trust, nor anyone acting on its behalf, consulted with BBD on behalf of the Funds regarding the application of accounting principles to a specified transaction (either completed or proposed), the type of audit opinion that might be rendered on the Funds’ financial statements, or any matter that was either: (i) the subject of a “disagreement,” as defined in Item 304(a)(1)(iv) of Regulation S-K and the instructions thereto; or (ii) a “reportable event,” as defined in Item 304(a)(1)(v) of Regulation S-K.

TRUSTEES AND OFFICERS (Unaudited)

The table below provides information about the Trust’s trustees and officers, including biographical information about their business experience. The address of each trustee and officer is 2303 Yorktown Avenue, Lynchburg, Virginia 24501.

Name and Age	Position(s) Held with Trust	Term of Office and Length of Service (*)	Number of Trust Portfolios Overseen	Principal Occupation(s) During the Past Five Years and Other Directorships Held
David D. Basten Age 70	President and Trustee	Since 1985	All (consisting of seven portfolios)	President, Director and Portfolio Manager, Yorktown Management & Research Company, Inc.; Vice President, The Travel Center of Virginia, Inc.; Partner, The Rivermont Company (real estate); Partner, Downtown Enterprises (real estate); Managing Partner, WAIMED Enterprises, LLC (real estate and travel services); He is the father of David M. Basten
David M. Basten Age 43	Vice- President, Assistant Secretary and Trustee	Since 2008	All (consisting of seven portfolios)	Secretary, Treasurer and Director, Yorktown Management & Research Company, Inc.; He is the son of David D. Basten
Mark A. Borel Age 67	Trustee	Since 1985	All (consisting of seven portfolios)	President, Borel Construction Company, Inc.; President, Borel Properties, Inc. (real estate); Partner, JBO, LLC (real estate); Partner, JAMBO International (commercial real estate); Partner, Jamborita, LLC (commercial real estate); Partner, Neighbors Place Restaurant; Partner, The HAB Company, LC (real estate); Partner, Piedmont Professional Investments, LLC (real estate); Partner, New London Development Company (real estate); Partner, Lake Group, LLC (real estate); Partner, Oakhill Apartments (real estate); Partner, Braxton Park, LLC (real estate); Partner, Bootleggers Lynchburg (restaurant); Partner, Bootleggers Partner, LLC; Manager, Humble, LLC (real estate); Manager, Humble, II, LLC (real estate); Manager, Humble, III, LLC (real estate); Partner, 2302 Bedford Restaurant, LLC dba Small Batch (restaurant); Member, 1007 Commerce Street, LLC dba My Dog Duke’s Diner (restaurant); President, Town Center Association (property owners association); President, Jefferson Square Association (property owners association)

Name and Age	Position(s) Held with Trust	Term of Office and Length of Service (*)	Number of Trust Portfolios Overseen	Principal Occupation(s) During the Past Five Years and Other Directorships Held
Stephen B. Cox Age 72	Trustee	Since 1995	All (consisting of seven portfolios)	Retired
G. Edgar Dawson III Age 64	Trustee	Since 1995	All (consisting of seven portfolios)	Shareholder, President and Director, Petty, Livingston, Dawson, & Richards, P.C. (law firm); Officer and Director, Boonsboro Country Club Corporation
Wayne C. Johnson Age 68	Trustee	Since 1988	All (consisting of seven portfolios)	Retired; Previously Vice President of Operations and Human Resources, C.B. Fleet Company, Inc. (pharmaceuticals)
David D. Jones Age 63	Secretary/ Chief Compliance Officer	Since 2008	All (consisting of seven portfolios)	Co-founder and Managing Member, Drake Compliance, LLC (compliance consulting)
Charles D. Foster Age 60	Chief Financial Officer	Since 1988	All (consisting of seven portfolios)	Chief Financial Officer, Yorktown Management & Research Company, Inc.
M. Dennis Stratton Age 58	Controller	Since 1989	All (consisting of seven portfolios)	Controller, Yorktown Management & Research Company, Inc.

(*)	Trustees of the Trust serve a term of indefinite length until their resignation or removal and stand for re-election by shareholders only as and when required by the 1940 Act. Officers of the Trust serve one-year terms, subject to annual reappointment by the Board of Trustees.

Mr. David D. Basten and Mr. David M. Basten are considered to be “interested persons” (as defined in the 1940 Act) of the Trust by virtue of their positions with the Trust’s investment adviser or its affiliated entities.

ADDITIONAL INFORMATION ABOUT THE TRUST’S TRUSTEES AND OFFICERS IS CONTAINED IN THE STATEMENT OF ADDITIONAL INFORMATION, AVAILABLE WITHOUT CHARGE UPON REQUEST BY CALLING 1-800-544-6060

PRIVACY NOTICE
FACTS	WHAT DOES AMERICAN PENSION INVESTORS TRUST (“YORKTOWN FUNDS”) DO WITH YOUR PERSONAL INFORMATION?

WHY?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all information sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this Notice carefully to understand what we do.

WHAT?

The types of information we collect and share depend on the product or service you have with us. This information can include your:

●     Social Security Number

●     Assets

●     Retirement Assets

●     Transaction History

●     Checking Account History

●     Purchase History

●     Account Balances

●     Account Transactions

●     Wire Transfer Instructions

When you are no longer our customer, we continue to share your information as described in this Notice.

HOW?	All financial companies need to share your personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Yorktown Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information.	Does Yorktown Funds share?	Can you limit this sharing?
For our everyday business purposes — Such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	Yes	No
For our marketing purposes — to offer our products and services to you.	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences.	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For non-affiliates to market to you	No	We don’t share

Questions?	Call 888-933-8274

Who we are
Who is providing this Notice?	Yorktown Funds Yorktown Management & Research Company, Inc.
What we do
How does Yorktown Funds protect your personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse or your nonpublic personal information.

How does Yorktown Funds collect your personal information?

We collect your personal information, for example, when you

●     Open an account

●     Provide account information

●     Give us your contact information

●     Make deposits or withdrawals from your account

●     Make a wire transfer

●     Tell us where to send the money

●     Tell us who receives the money

●     Show your government-issued ID

●     Show your driver’s license

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●    Sharing for affiliates’ everyday business purposes-information about your creditworthiness.

●    Affiliates from using your information to market to you.

●    Sharing for non-affiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and non-financial companies. ● Yorktown Management & Research, Inc., is an affiliate of Yorktown Funds.
Non-affiliates	Companies not related by common ownership or control. They can be financial and non-financial companies. ● Yorktown Funds does not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products to you. ● Yorktown Funds does not jointly market.

SHAREHOLDER SERVICES
Yorktown Funds
c/o Ultimus Fund Solutions, LLC
P.O. Box 46707
Cincinnati, Ohio 45246-0707
(888) 933-8274

For Overnight Deliveries:

Yorktown Funds
c/o Ultimus Fund Solutions, LLC
225 Pictoria Drive, Suite 450
Cincinnati, Ohio 45246

EXECUTIVE OFFICES
Yorktown Funds
106 Annjo Court, Suite A
Forest, Virginia 24551
(800) 544-6060

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
BBD, LLP
1835 Market Street, 3rd Floor
Philadelphia, PA 19103

This report is submitted for the general
information of the shareholders of the Trust.
The report is not authorized for distribution to
prospective investors in the Trust unless preceded
or accompanied by an effective Prospectus.

www.yorktownfunds.com

Yorktown-AR-21

(b) Not applicable.

Item 2.	Code of Ethics.

As of the end of the period covered by this report, the Registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party. During the period covered by the report, no amendments were made to the provisions of this code of ethics. During the period covered by the report, Registrant did not grant any waivers, including implicit waivers, from a provision of this code of ethics to Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party. The Registrant hereby undertakes to provide to any person without charge, upon request, a copy of such code of ethics. To request a copy of the code of ethics, contact the registrant at 1-800-544-6060.

Item 3.	Audit Committee Financial Expert.

The Registrant’s Board of Trustees has determined that the Registrant does not have a member who qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR, serving on its audit committee. However, although the Board has not determined that any of its members is an “audit committee financial expert” as such term is defined in Item 3 of Form N-CSR, the audit committee members collectively have sufficient financial expertise in business and finance, including the evaluation of the Registrant’s financial statements, supervision of the Registrant’s preparation of its financial statements, and oversight of the work of the Registrant’s independent auditors. Each of the members of the Registrant’s audit committee is “independent” under the standards set forth in Item 3 of Form N-CSR. The Board determined that given the collective financial expertise of the audit committee members, it was not necessary to appoint an audit committee financial expert to the audit committee.

Item 4.	Principal Accountant Fees and Services.

(a) Audit Fees: The aggregate fees billed for the fiscal years ended January 31, 2021 and January 31, 2020 for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $92,000 and $105,000, respectively.

(b) Audit-Related Fees: The aggregate fees billed for the fiscal years ended January 31, 2021 and January 31, 2020 for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported above in Item 4(a) were $0 and $0, respectively.

(c) Tax Fees: The aggregate fees billed for the fiscal years ended January 31, 2021 and January 31, 2020 for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning were $18,000 and $21,350, respectively.

(d) All Other Fees: The aggregate fees billed for the fiscal years ended January 31, 2021 and January 31, 2020 for products and services provided by the principal accountant, other than the services reported above in Items 4(a) through (c) were $0 and $0, respectively.

(e)(1) Pre-Approval Policies and Procedures. The Registrant’s Audit Committee Charter provides that the Audit Committee shall determine whether to approve, prior to appointment, the engagement of the auditor to provide other audit services to the Registrant or to provide non-audit services to the Registrant, its investment adviser or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant.

(e)(2) Percentage of Services Approved by Audit Committee: There were no services described in each of paragraphs (b) through (d) of this Item (including services required to be approved by Registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X) that were approved by Registrant’s audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) Aggregate Non-Audit Services: The aggregate non-audit fees billed during the fiscal years ended January 31, 2021 and January 31, 2020 by the Registrant’s accountant for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant were $18,000 and $21,350, respectively.

(h) Not applicable.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to the Registrant.

Item 6.	Schedule of Investments.

Not applicable. This schedule is included as part of the Report to Shareholders filed under Item 1 of this Form N-CSR.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not applicable to the Registrant.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to Registrant.

Item 10.	Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11.	Controls and Procedures.

(a)

Based on their evaluation of Registrant’s disclosure controls and procedures, as of a date within 90 days of the filing date, Registrant’s President and Chief Financial Officer have concluded that Registrant’s disclosure controls and procedures are: (i) reasonably designed to ensure that information required to be disclosed in this report is appropriately communicated to Registrant’s officers to allow timely decisions regarding disclosures required in this report; (ii) reasonably designed to ensure that information required to be disclosed in this report is recorded, processed, summarized and reported in a timely manner; and (iii) are effective in achieving the goals described in (i) and (ii) above and have been reasonably designed and are functioning as intended to ensure that all relevant and required information is recorded, processed, summarized and reported in this report on Form N-CSR.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to Registrant.

Item 13.	Exhibits

(a)(1)	Not applicable to the Registrant.

(a)(2)	The certification required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 is filed and attached hereto as Exhibit 99.CERT.

(a)(3)	Not applicable to Registrant.

(a)(4)	Change in the registrant’s independent public accountant: Attached hereto

(b)	The certifications required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 are filed and attached hereto as Exhibit 99.906CERT.The certifications provided pursuant to Section 906 of the Sarbanes-Oxley Act are not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (“Exchange Act”), or otherwise subject to the liability of that section. Such certifications will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates them by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMERICAN PENSION INVESTORS TRUST
Date: April 1, 2021	/s/ David D. Basten David D. Basten President

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Date: April 1, 2021

/s/ David D. Basten
David D. Basten
President

Date: April 1, 2021
/s/ Charles D. Foster Charles D. Foster Chief Financial Officer